          As filed with the Securities and Exchange Commission on April 18, 2007

                                            1933 Act Registration No. 333-141755

                                            1940 Act Registration No. 811-07785
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 1 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 27 /X/

               Lincoln Life & Annuity Variable Annuity Account L
                           (Exact Name of Registrant)

                       Group Variable Annuity I, II & III

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Brian Burke, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2007, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _____________________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III


Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LFG.com

Servicing Office:

Lincoln Life & Annuity Company of New York
PO Box 2340
Fort Wayne, IN 46808
1-800-341-0441


This prospectus describes the group annuity contract and an individual certificate that is issued by Lincoln Life & Annuity Company of New York (LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If a participant dies before the annuity commencement date, we will pay the beneficiary or plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the fund descriptions, policies and risks of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):

     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth Portfolio*
     AllianceBernstein Growth and Income Portfolio

American Century Variable Portfolios (Class I):
     Balanced Fund*
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares):

     Baron Capital Asset Fund*

Delaware VIP Trust (Service Class):
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series

Delaware VIP Trust (Standard Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series
Dreyfus Variable Investment Fund (Initial Class):
     Dreyfus Developing Leaders Portfolio*
     Dreyfus Stock Index Fund, Inc.*

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*

Fidelity (Reg. TM) Variable Insurance Products (Initial Class):
     Fidelity (Reg. TM) Asset Manager Portfolio*

     Fidelity (Reg. TM) Equity-Income Portfolio

     Fidelity (Reg. TM) Growth Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
Janus Aspen Series (Institutional Shares):
     Janus Aspen Worldwide Growth Portfolio*

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund*
     LVIP Delaware Bond Fund
     (formerly Bond Fund)
     LVIP Delaware Growth and Income Fund
     (formerly Growth and Income Fund)
     LVIP Delaware Managed
     (formerly Managed Fund)
     LVIP Delaware Social Awareness Fund
     (formerly Social Awareness Fund)
     LVIP Janus Capital Appreciation Fund
     (formerly Capital Appreciation Fund)
     LVIP Mondrian International Value Fund
     (formerly International Fund)
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     (formerly Aggressive Growth Fund)
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*

     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*
     LVIP Wilshire Conservative Profile Fund
     (formerly Conservative Profile Fund)
     LVIP Wilshire Moderate Profile Fund
     (formerly Moderate Profile Fund)
     LVIP Wilshire Moderately Aggressive Profile Fund
     (formerly Moderately Aggressive Profile Fund)
     LVIP Wilshire Aggressive Profile Fund
     (formerly Aggressive Profile Fund)
Neuberger Berman Advisers Management Trust (I Class):

     Mid-Cap Growth Portfolio
     Partners Portfolio*
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio*


*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.


This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, Servicing Office, P.O. Box 9737, Portland, ME 04104-5037 or call 1-800-893-7168. The SAI and other information about LNY and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2007

Table of Contents



Item                                                                         Page
Special Terms                                                                 4
Expense Tables                                                                5
Summary of Common Questions                                                   9
Lincoln Life & Annuity Company of New York                                   10
Fixed Side of the Contract                                                   11
Variable Annuity Account (VAA)                                               11
Investments of the VAA                                                       12
Charges and Other Deductions                                                 16
 Surrender Charge for GVA I and GVA II*                                      17
The Contracts                                                                19
 Purchase of the Contracts                                                   19
 Transfers On or Before the Annuity Commencement Date                        20
 Death Benefit Before the Annuity Commencement Date                          22
 Withdrawals                                                                 23
Distribution of the Contracts                                                25
 Annuity Payouts                                                             26
Federal Tax Matters                                                          27
Additional Information                                                       30
 Voting Rights                                                               30
 Return Privilege                                                            31
 Other Information                                                           31
 Legal Proceedings                                                           31
Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Company of New York Variable Annuity Account L    32
Appendix A - Condensed Financial Information                                 A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.


Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.


Beneficiary - The person or entity designated by the participant to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions - Amounts paid into the contract.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant dies.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY).

Participant - An employee or other person affiliated with the contractowner on whose behalf we maintain an account.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:


The maximum surrender charge (contingent deferred sales charge) (as a percentage of an account value withdrawn):



GVA I   GVA II   GVA III
------- -------- --------
5%*     6%*      None

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per participant): $25

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):



Mortality and expense risk charge:   1.00%

For information concerning compensation paid for the sale of the contracts, see "Distribution of the Contracts."


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2006. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.27%        1.38%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.27%        1.32%



* Fourteen of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2008.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2006:



(as a percentage of each fund's average net assets):


                                                              Management                      Other
                                                                 Fees        12b-1 Fees      Expenses
                                                               (before        (before        (before
                                                                 any            any            any
                                                               waivers/       waivers/       waivers/
                                                              reimburse-     reimburse-     reimburse-
                                                                ments)   +     ments)   +     ments)
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.75   %       0.25   %       0.18   %
AllianceBernstein VPS Growth Portfolio (Class B)              0.75           0.25           0.15
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.55           0.25           0.06
American Century VP Balanced Fund (Class I)                   0.90           0.00           0.00
American Funds Global Growth Fund (Class 2)                   0.58           0.25           0.04
American Funds Growth Fund (Class 2)                          0.32           0.25           0.02
American Funds Growth-Income Fund (Class 2)                   0.27           0.25           0.01



                                                                                               tal
                                                                                               Expen
                                                                                             To ns
                                                                                         Total
                                                                                  Total  Contr
 er
                                                                                 Expense
 ra   ctual
                                                                                   es    waive
Contr
                                                                                 (before  er    ra
                                                                                   any   reimb
waive
                                                                                 waivers
 bu    er
                                                                   Acquired        s/
                                                                     Fund        reimbur
 e-    bu
                                                                   Fees and        rs     (if  ments
                                                              +    Expenses  =   ments)  any)   s)
AllianceBernstein VPS Global Technology Portfolio (Class B)       0.00   %       1.18
AllianceBernstein VPS Growth Portfolio (Class B)                  0.00           1.15
AllianceBernstein VPS Growth and Income Portfolio (Class B)       0.00           0.86
American Century VP Balanced Fund (Class I)                       0.00           0.90
American Funds Global Growth Fund (Class 2)                       0.00           0.87
American Funds Growth Fund (Class 2)                              0.00           0.59
American Funds Growth-Income Fund (Class 2)                       0.00           0.53

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)
American Funds International Fund (Class 2)                         0.50   %       0.25   %       0.04   %
Baron Capital Asset Fund (Insurance Shares)                         1.00           0.25           0.07
Delaware VIP Diversified Income Series (Standard Class)(1)          0.65           0.00           0.13
Delaware VIP High Yield Series (Standard Class)(2)                  0.65           0.00           0.12
Delaware VIP REIT Series (Service Class)(3)                         0.73           0.30           0.10
Delaware VIP Small Cap Value Series (Service Class)(4)              0.72           0.30           0.11
Delaware VIP Trend Series (Service Class)(5)                        0.74           0.30           0.12
Dreyfus Stock Index Fund (Initial Class)                            0.25           0.00           0.02
Dreyfus VIF Developing Leaders Portfolio (Initial Class)            0.75           0.00           0.07
DWS Equity 500 Index VIP (Class A)(6)                               0.29           0.00           0.00
DWS Small Cap Index VIP (Class A)                                   0.45           0.00           0.05
Fidelity (Reg. TM) VIP Asset Manager Portfolio (Initial Class)(7)   0.52           0.00           0.13
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(8)    0.57           0.25           0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Initial Class)(9)   0.47           0.00           0.10
Fidelity (Reg. TM) VIP Growth Portfolio (Initial Class)(10)         0.57           0.00           0.11
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(11)                                                        0.60           0.00           0.04
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(12)(13)                                                     0.95           0.00           0.15
LVIP Delaware Bond Fund (Standard Class)(14)                        0.34           0.00           0.07
LVIP Delaware VIP Growth and Income Fund (Standard
 Class)(14)                                                         0.33           0.00           0.07
LVIP Delaware Managed Fund (Standard Class)(14)                     0.41           0.00           0.09
LVIP Delaware Social Awareness Fund (Standard Class)(14)            0.35           0.00           0.07
LVIP Janus Capital Appreciation Fund (Standard Class)(15)           0.75           0.00           0.09
LVIP Mondrian International Value Fund (Standard Class)(14)         0.71           0.00           0.14
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                   0.73           0.00           0.12
LVIP Wilshire 2010 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.27
LVIP Wilshire 2020 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.17
LVIP Wilshire 2030 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.15
LVIP Wilshire 2040 Profile Fund (Standard Class)(13)(16)(17)        0.25           0.00           0.22
LVIP Wilshire Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.19
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.16
LVIP Wilshire Moderate Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.06
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                 0.25           0.00           0.08
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(18)             0.83           0.00           0.15
Neuberger Berman Partners Portfolio (I Class)(18)                   0.83           0.00           0.08
T. Rowe Price International Stock Portfolio                         1.05           0.00           0.00



                                                                                                        otal
                                                                                                        pense
                                                                                                       Tes
                                                                                                      Exafter
                                                                                        Total  Total
                                                                                       Expense
        (  c-
                                                                                         es    Contract
  al
                                                                                       (before    tu     tual
                                                                                         any   waivers/
                                                                                       waivers reimburs
  s/
                                                                         Acquired        s/       se       -
                                                                           Fund        reimbur  ments   reimbur
                                                                         Fees and        rs       e-      rs
                                                                    +    Expenses  =   ments)  (if any) ments)
American Funds International Fund (Class 2)                             0.00   %       0.79
Baron Capital Asset Fund (Insurance Shares)                             0.00           1.32
Delaware VIP Diversified Income Series (Standard Class)(1)              0.00           0.78
Delaware VIP High Yield Series (Standard Class)(2)                      0.00           0.77
Delaware VIP REIT Series (Service Class)(3)                             0.00           1.13   -0.05   1.08
Delaware VIP Small Cap Value Series (Service Class)(4)                  0.00           1.13   -0.05   1.08
Delaware VIP Trend Series (Service Class)(5)                            0.00           1.16   -0.05   1.11
Dreyfus Stock Index Fund (Initial Class)                                0.00           0.27
Dreyfus VIF Developing Leaders Portfolio (Initial Class)                0.00           0.82
DWS Equity 500 Index VIP (Class A)(6)                                   0.00           0.29   -0.01   0.28
DWS Small Cap Index VIP (Class A)                                       0.00           0.50
Fidelity (Reg. TM) VIP Asset Manager Portfolio (Initial Class)(7)       0.00           0.65
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(8)        0.00           0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Initial Class)(9)       0.00           0.57
Fidelity (Reg. TM) VIP Growth Portfolio (Initial Class)(10)             0.00           0.68
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(11)                                                            0.00           0.64
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(12)(13)                                                         0.00           0.10   -0.25   0.85
LVIP Delaware Bond Fund (Standard Class)(14)                            0.00           0.41
LVIP Delaware VIP Growth and Income Fund (Standard
 Class)(14)                                                             0.00           0.40
LVIP Delaware Managed Fund (Standard Class)(14)                         0.00           0.50
LVIP Delaware Social Awareness Fund (Standard Class)(14)                0.00           0.42
LVIP Janus Capital Appreciation Fund (Standard Class)(15)               0.00           0.84   -0.14   0.70
LVIP Mondrian International Value Fund (Standard Class)(14)             0.00           0.85
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                       0.00           0.85
LVIP Wilshire 2010 Profile Fund (Standard Class)(13)(16)(17)            0.72           1.24   -0.27   0.97
LVIP Wilshire 2020 Profile Fund (Standard Class)(13)(16)(17)            0.81           1.23   -0.17   1.06
LVIP Wilshire 2030 Profile Fund (Standard Class)(13)(16)(17)            0.82           1.38   -0.15   1.07
LVIP Wilshire 2040 Profile Fund (Standard Class)(13)(16)(17)            0.91           1.35   -0.22   1.16
LVIP Wilshire Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.91           1.35   -0.19   1.16
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.72           1.13   -0.16   0.97
LVIP Wilshire Moderate Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.81           1.12   -0.06   1.06
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(14)(16)(17)                                                     0.82           1.15   -0.08   1.07
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(18)                 0.00           0.98
Neuberger Berman Partners Portfolio (I Class)(18)                       0.00           0.91
T. Rowe Price International Stock Portfolio                             0.00           1.05

(1) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.81%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(2) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.78%, respectively. Effective May 1, 2007 through April 30, 2008, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expense (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.74%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(3) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.00%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(4) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.03%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 0.92%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, and 0.53% for Class B.

(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.63% for initial class; 0.74% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for initial class; 0.75% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.56% for initial class and 0.66% for service class. These offsets may be discontinued at any time.

(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for initial class; 0.77% for service class; and 0.92% for service class 2. These offsets may be discontinued at any time.

(11) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to the fee rate commenced February 2007 for Worldwide Growth Portfolio may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the "Management Expenses" section in this Prospectus for additional information with further description in the Statement of Additional Information.

(12) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.22% on the first $250,000,000 of average daily net assets of the fund; and 0.32% on the excess of $250,000,000. The waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund. The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets (Service Class at 1.10%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(13) "Other Expenses" are based on estimated expenses for the current fiscal year.

(14) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.

(15) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100 million of average daily net assets of the fund; 0.10% of the next $150 million of average daily net assets of the fund; 0.15% of the next $250 million of average daily net assets of the fund; 0.10% of the next $250, million of average daily net assets of the fund; 0.15% of the next $750, million of average daily net assets of the fund; and 0.20% of average daily net assets in excess of $1.5 billion The fee waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(16) Lincoln Life had contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses ) exceed 0.30% of average daily net assets. Effective January 1, 2007 Lincoln Life has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets (Service Class at 0.50%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

(17) In addition to the Annual fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Acquired Fund Fees and Expenses" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(18) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:




             1 year   3 years   5 years   10 years
            -------- --------- --------- ---------
      GVA I  $ 751    $ 1,274   $ 1,825   $ 2,816
     GVA II    853      1,380     1,934     3,066
    GVA III    239        736     1,260     2,696


2) If you do not surrender your contract at the end of the applicable time period:




             1 year   3 years   5 years   10 years
            -------- --------- --------- ---------
      GVA I  $ 238     $ 733    $ 1,255   $ 2,686
     GVA II    237       730      1,250     2,676
    GVA III    239       736      1,260     2,696


The expense tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and LNY. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See - The Contracts and Annuity Payments.

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge applies of 0-5% of the gross withdrawal amount for all GVA I contracts and for GVA II contracts issued to plans subject to ERISA, depending on how many participation years the participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of participation years. We may reduce or waive surrender charges in certain situations. See - Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an annual administration charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA and those charges are:



Mortality and expense risk charge:   1.00%

The funds investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III, a participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value. Under GVA III, liquidation of the entire fixed account value must be over 5 annual installments. See - Fixed Account Withdrawal/Transfer limits for GVA III. The contractowner must also approve participant withdrawals under Section 401(a) plans and plans subject to Title I of ERISA. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revnue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.


Do participant's get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. We will refund the participant's contributions less withdrawals, or for the variable side of the contract if greater, the participant's account balance on the day we receive the written notice. See - Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment Results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.




Lincoln Life & Annuity Company of New York
On April 2, 2007, Lincoln Life & Annuity Company of New York ("former Lincoln New York") a New York domiciled life insurance company was merged with Jefferson Pilot LifeAmerica Insurance Company, a New Jersey domiciled insurance company. Both companies are indirect subsidiaries of Lincoln National Corporation ("LNC"). LNC is a publicly held insurance and financial services holding company incorporated in Indiana. Simultaneously with the merger, the New York and New Jersey insurance departments approved a redomestication of Jefferson Pilot LifeAmerica Insurance Company from New Jersey to New York as well as a name change from Jefferson Pilot LifeAmerica Insurance Company to Lincoln Life & Annuity Company of New York ("new Lincoln New York").

As a result of the merger, the new Lincoln New York assumed the obligations of the annuity contracts issued by the former Lincoln New York. All contractowners of the old company will become contractowners of the new company. This merger will not affect your rights and the obligations of the company as set forth in your variable annuity contract, prospectus and Statement of Additional Information, other than to reflect the change to the company from the former Lincoln New York to the new Lincoln New York.

All references to Lincoln Life & Annuity Company of New York (Lincoln New York, we, us and our) refer to the new Lincoln New York unless the former Lincoln New York is specifically referenced.

Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). The former Lincoln New York was founded on June 6, 1996. Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by LNC. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services


Financial Statements

The financial statements of the VAA, the former Lincoln New York, the former Jefferson Pilot LifeAmerica Insurance Company, and the supplemental financial statements of the new Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.




Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.



Variable Annuity Account (VAA)

On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or LNY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LNY. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

As part of the insurance company merger, the VAA was transferred from the former Lincoln New York to the new Lincoln New York. The name of the VAA will not change. The assets and liabilities of the VAA immediately prior to the merger remain intact and legally separate from any other business of the new Lincoln New York. The accumulation unit values for the subaccount in which you invest did not change as a result of the VAA transfer, and your contract value immediately after the transfer is the same as the contract value immediately before the transfer.

Investments of the VAA
The contractowner decides which of the subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.



Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.29%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Baron, Delaware and Fidelity Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


We currently anticipate closing and replacing the following funds during the first quarter of 2008:
AllianceBernstein VP Growth Portfolio (Class B) with AllianceBernstein VP Growth and Income Portfolio (Class B); American Century VP Balanced Fund (Class
1) with LVIP Delaware Managed Fund (Standard Class); Dreyfus VIF Developing Leaders Portfolio (Initial Class) with LVIP Small Cap Index (Standard Class); Dreyfus Stock Index Fund, Inc. with LVIP S&P 500 Index Fund (Standard Class); DWS Equity 500 Index Portfolio -Class A with LVIP S&P 500 Index Fund (Standard Class); DWS Small-Cap Index Portfolio (Class A) with LVIP Small-Cap Index Fund (Standard Class); Fidelity VIP Asset Manager Portfolio (Initial Class) with LVIP Delaware Managed Fund (Standard Class); Janus Aspen Worldwide Growth Portfolio (Institutional Class) with LVIP S&P 500 Index Fund (Standard Class); Neuberger Berman AMT Partners Portfolio with AllianceBernstein VP Growth and Income Portfolio (Class B); T. Rowe Price International Stock Portfolio with LVIP Mondrian International Fund (Standard Class).


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.


 o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.


 o AllianceBernstein Growth Portfolio (Class B): Capital appreciation.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option


 o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.

American Century Variable Products, advised by American Century Investment


 o Balanced Fund (Class I): Growth and income.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

American Funds Insurance SeriesSM, advised by Capital Research and Management
  Company


 o Global Growth Fund (Class 2): Long-term growth.


 o Growth Fund (Class 2): Long-term growth.


 o Growth-Income Fund (Class 2): Growth and income.


 o International Fund (Class 2): Long-term growth.

Baron Capital Funds Trust, advised by BAMCO, Inc.


 o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.

 The Board of Trustees of the Baron Capital Asset Fund has approved a reorganization pursuant to which the assets of the Capital Asset Fund would be acquired and certain liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including approval by the Baron Capital Asset Fund's shareholders. This reorganization is scheduled to occur in June 2007.
Delaware VIP Trust, advised by Delaware Management Company


 o Diversified Income Series (Standard Class): Total return.


 o High Yield Series (Standard Class): Total return.


 o REIT Series (Service Class): Total return.


 o Small Cap Value Series (Service Class): Capital appreciation.


 o Trend Series (Service Class): Capital appreciation.

Dreyfus Variable Investment Fund, advised by The Dreyfus Corporation


 o Developing Leaders Portfolio (Initial Class): Capital growth.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.


 o Stock Index Fund, Inc. (Initial Class): Match the total return of the Standard & Poor's 500 Composite Stock Price Index.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc.


 o DWS Equity 500 Index VIP (Class A): Capital appreciation.
  (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

 o DWS Small Cap Index VIP (Class A): Capital appreciation.
  (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company


 o Asset Manager Portfolio (Initial Class): High total return.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.


 o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.


 o Equity-Income Portfolio (Initial Class): Reasonable income.


 o Growth Portfolio (Initial Class): Capital appreciation.

Janus Aspen Series, advised by Janus Capital Management LLC


 o Worldwide Growth Portfolio (Institutional Shares): Long-term growth.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
Advisors


 o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return. (Sub-advised by Cohen & Steers Capital Management)
  This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Delaware Bond Fund (Standard Class): Current income.
  (Sub-advised by Delaware Management Company)
     (formerly Bond Fund)


 o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

  (Sub-advised by Delaware Management Company)
  (formerly Growth and Income Fund)


 o LVIP Delaware Managed Fund (Standard Class): Total return.
  (Sub-advised by Delaware Management Company)
     (formerly Managed Fund)


 o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation. (Sub-advised by Delaware Management Company)
  (formerly Social Awareness Fund)


 o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Sub-advised by Janus Capital Management LLC)
     (formerly Capital Appreciation Fund)


 o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
  (Sub-advised by Mondrian Investment Partners Limited)
     (formerly International Fund)


 o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
  (Sub-advised by T. Rowe Price Associates, Inc.)
     (formerly Aggressive Growth Fund)


 o LVIP Wilshire 2010 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Wilshire 2020 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.

 o LVIP Wilshire 2030 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Wilshire 2040 Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     This fund will be available as of June 4, 2007. Consult your financial adviser.


 o LVIP Wilshire Conservative Profile Fund (Standard Class): Current income; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (formerly Conservative Profile Fund)


 o LVIP Wilshire Moderate Profile Fund (Standard Class): Total return; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (formerly Moderate Profile Fund)


 o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class): Growth and income; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (Moderately Aggressive Profile Fund)


 o LVIP Wilshire Aggressive Profile Fund (Standard Class): Capital appreciation; a fund of funds.
  (Sub-advised by Wilshire Associates Incorporated)
     (formerly Aggressive Profile Fund)

Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
  Management Inc.


 o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Sub-advised by Neuberger Berman, LLC)


 o Partners Portfolio (I Class): Capital appreciation.
  (Sub-advised by Neuberger Berman, LLC)
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.


 o T. Rowe Price International Stock Portfolio: Long-term growth.
     It is currently anticipated that during the first quarter of 2008, we will close and replace this investment option.

Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.

Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds only for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if an investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We may also:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without the necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual Contract Fee

During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender Charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:



                                     GVA II    GVA II
During Participation Year    GVA I    ERISA   Non-ERISA
--------------------------- ------- -------- ----------
  1-6 .....................   5%      5%         6%
  7 .......................   4%      4%         6%
  8 .......................   3%      3%         6%
  9 .......................   2%      2%         6%
  10 ......................   1%      1%         6%
  11 and later ............   0%      0%         6%

* There is no surrender charge taken on withdrawals from GVA III.


The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on acount balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.


Fixed Account Withdrawal/Transfer Limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.


Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:



                                Percentage of Fixed
                                 Account Available
Year Request Received by LNY       Under GVA III
------------------------------ --------------------
  1 ..........................            20%
  2 ..........................            25%
  3 ..........................         33.33%
  4 ..........................            50%
  5 ..........................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us of their intention to liquidate their fixed account balance and stop contributions to the contract.


Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:



        Standard conditions                        Optional conditions
        ------------------------------------------ -----------------------------------------------------------------
GVA I   o the participant has attained age 591/2   o the participant has separated from service with their employer and is at least 55 years of age
        o the participant has died                 o the participant is experiencing financial hardship

           Standard conditions
           -------------------------------------------------------------------
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           -------------------------------------------------------------------
 GVA II    o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer and is at least 55 years of age
           -------------------------------------------------------------------
 GVA III   o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           o the participant is experiencing financial hardship*



           Optional conditions
           -----------------------------------------------------------------

           -----------------------------------------------------------------
 GVA II    o the participant has separated from service with their employer
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA III   o the participant has separated from service with their employer and is at least 55 years of age





* A GVA III contractowner has the option not to include the financial hardship condition.


Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III for Assumption of Mortality and Expense Risks


Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):



Mortality and expense risk charge:   1.00%

This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where LNY's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on particpants with account balances in the VAA . LNY will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with LNY's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. LNY may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.

Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently, there is no premium tax imposed for New York residents.


Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Contributions

Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.

Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccount's or the fixed account must be in any whole percent.

Upon allocation to a subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received by us if received before the end of the valuation date (normally, 4:00 p.m., New York time). If the contribution is placed at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


Market Timing


Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.


We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Transfers After the Annuity Commencement Date

We do not permit transfers of a participant's account balance after the annuity commencement date.


Additional Services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.


Death Benefit Before the Annuity Commencement Date

The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal Tax Matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.


Withdrawals

Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions- Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program Under certain contracts participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and are subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account.

If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more, your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.



Distribution of the Contracts

Pending regulatory approval, Lincoln Financial Distributors ("LFD") will serve as Principal Underwriter of this contract as of May 1, 2007. If regulatory approval is not obtained on or before May 1, 2007, then Lincoln Financial Advisors Corporation ("LFA") will act as Principal Underwriter until LFD is able to assume such duties. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc. The Principal Underwriter has entered into selling agreements with LFA, also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriters pays to LFA is 3.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2006 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.



Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of LNY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.

Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner (or participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.

General Information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Annuity Payout Calculation

Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The participant's annuity conversion amount in the VAA as of the innitial annuity payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract.

This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.



Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of Death Benefits


We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).



Transfers and Direct Rollovers


As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007).

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. In addition, because we expect to vote all shares of the underlying fund we own at a meeting of the shareholders of the underlying fund, all shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.

Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.


Legal Proceedings


In the ordinary course of its business, Lincoln New York, the VAA, and the principal underwriter are involved in various pending or threatened legal proceedings arising from the conduct of business. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life & Annuity Company of New York Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
             Lincoln Life & Annuity Variable Annuity Account L for
                     Variable Annuity Contracts I, II & III











Please send me a free copy of the current Statement of Additional Information for: Lincoln Life & Annuity Variable Annuity Account L for Group Variable Annuity Contracts I, II & III.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------



Mail to Lincoln Life & Annuity Co. of New York, P. O. Box 2340, Fort Wayne, IN 46808.

Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI.




                 Accumulation unit value
                 -----------------------      Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
AllianceBernstein Growth and Income****
2004.........       10.317       11.133             5
2005.........       11.133       11.529            18
2006.........       11.529       13.352            25
-------------       ------       ------            --
AllianceBernstein Growth Portfolio***
2000.........       10.000        8.741             2
2001.........        8.741        6.607            13
2002.........        6.607        4.692            28
2003.........        4.692        6.258            66
2004.........        6.258        7.096           104
2005.........        7.096        7.842            85
2006.........        7.842        7.668            89
-------------       ------       ------           ---
AllianceBernstein Global Technology
Portfolio***
2000.........       10.000        7.093            21
2001.........        7.093        5.235           110
2002.........        5.235        3.016           146
2003.........        3.016        4.294           337
2004.........        4.294        4.467           282
2005.........        4.467        4.584           307
2006.........        4.584        4.919           282
-------------       ------       ------           ---
American Century VP Balanced Fund*
1997.........       16.989       18.551           439
1998.........       18.551       21.263           510
1999.........       21.263       23.168           502
2000.........       23.168       22.330           495
2001.........       22.330       21.323           481
2002.........       21.323       19.093           454
2003.........       19.093       22.582           465
2004.........       22.582       24.544           483
2005.........       24.544       25.499           453
2006.........       25.499       27.673           419
-------------       ------       ------           ---
American Funds Global Growth Fund****
2004.........       10.215       11.311            11
2005.........       11.311       12.774            44
2006.........       12.774       15.230           111
-------------       ------       ------           ---
American Funds Growth Fund***
2000.........       10.000        8.991            44
2001.........        8.991        7.285           288
2002.........        7.285        5.449           415
2003.........        5.449        7.380           693
2004.........        7.380        8.220           849
2005.........        8.220        9.456         1,000
2006.........        9.456       10.318         1,236
-------------       ------       ------         -----
American Funds Growth-Income Fund****
2004.........       10.000       10.978            31
2005.........       10.978       11.502            96
2006.........       11.502       13.119           191
-------------       ------       ------         -----
American Funds International Fund***
2000.........       10.000        8.582             3
2001.........        8.582        6.807            27
2002.........        6.807        5.739            50
2003.........        5.739        7.662            97
2004.........        7.662        9.051           190
2005.........        9.051       10.888           336
2006.........       10.888       12.825           443
-------------       ------       ------         -----

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Baron Capital Asset Fund**
1998.........       10.000       13.217            25
1999.........       13.217       17.775           192
2000.........       17.775       17.131           231
2001.........       17.131       19.053           320
2002.........       19.053       16.185           380
2003.........       16.185       20.834           374
2004.........       20.834       25.915           456
2005.........       25.915       26.520           405
2006.........       26.520       30.332           388
-------------       ------       ------           ---
Delaware VIP Diversified Income
Series****
2004.........       10.208       10.935             7
2005.........       10.935       10.778            25
2006.........       10.778       11.516            33
-------------       ------       ------           ---
Delaware VIP High Yield Series
2005.........       10.114       10.273             7
2006.........       10.273       11.437            20
-------------       ------       ------           ---
Delaware VIP REIT Series***
2000.........       10.000       10.568            32
2001.........       10.568       11.371            74
2002.........       11.371       11.750           222
2003.........       11.750       15.557           278
2004.........       15.557       20.191           425
2005.........       20.191       21.361           365
2006.........       21.361       27.984           428
-------------       ------       ------           ---
Delaware VIP Small Cap Value Series****
2004.........       10.306       12.117            48
2005.........       12.117       13.094           155
2006.........       13.094       15.023           224
-------------       ------       ------           ---
Delaware VIP Trend Series***
2000.........       10.000        7.781            10
2001.........        7.781        6.513            31
2002.........        6.513        5.154            45
2003.........        5.154        6.879            74
2004.........        6.879        7.649           122
2005.........        7.649        7.998           116
2006.........        7.998        8.499           139
-------------       ------       ------           ---
Dreyfus Stock Index Fund*
1997.........       24.091       29.827           814
1998.........       29.827       37.861         1,129
1999.........       37.861       45.208         1,319
2000.........       45.208       40.605         1,215
2001.........       40.605       35.304         1,196
2002.........       35.304       27.136         1,124
2003.........       27.136       34.487         1,167
2004.........       34.487       37.777         1,154
2005.........       37.777       39.156         1,062
2006.........       39.156       44.774           928
-------------       ------       ------         -----
Dreyfus VIF Developing Leaders
Portfolio*
1997.........       15.523       17.632           966
1998.........       17.632       16.856         1,187
1999.........       16.856       20.552         1,081
2000.........       20.552       23.056         1,182
2001.........       23.056       21.430         1,146
2002.........       21.430       17.159         1,081
2003.........       17.159       22.372         1,106
2004.........       22.372       24.662         1,061
2005.........       24.662       25.832           943
2006.........       25.832       26.540           800
-------------       ------       ------         -----

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Fidelity (Reg. TM) VIP Asset Manager
Portfolio*
1997.........       17.769       20.583         1,420
1998.........       20.583       23.445         1,535
1999.........       23.445       25.787         1,489
2000.........       25.787       24.527         1,367
2001.........       24.527       23.289         1,319
2002.........       23.289       21.045         1,221
2003.........       21.045       24.581         1,193
2004.........       24.581       25.668         1,137
2005.........       25.668       26.440         1,040
2006.........       26.440       28.092           935
-------------       ------       ------         -----
Fidelity (Reg. TM) VIP Contrafund (Reg.
TM) Portfolio***
2000.........       10.000        9.412             6
2001.........        9.412        8.157            30
2002.........        8.157        7.300            86
2003.........        7.300        9.265           187
2004.........        9.265       10.564           220
2005.........       10.564       12.199           470
2006.........       12.199       13.459           583
-------------       ------       ------         -----
Fidelity (Reg. TM) VIP Equity-Income
Portfolio*
1997.........       16.389       19.985           889
1998.........       19.985       22.087         1,176
1999.........       22.087       23.252         1,172
2000.........       23.252       24.958         1,071
2001.........       24.958       23.485         1,101
2002.........       23.485       19.311         1,058
2003.........       19.311       24.917         1,102
2004.........       24.917       27.514         1,096
2005.........       27.514       28.838           991
2006.........       28.838       34.316           963
-------------       ------       ------         -----
Fidelity (Reg. TM) VIP Growth Portfolio*
1997.........       24.529       28.328         1,819
1998.........       28.328       39.122         2,095
1999.........       39.122       53.234         2,439
2000.........       53.234       46.917         2,341
2001.........       46.917       38.252         2,183
2002.........       38.252       26.470         1,946
2003.........       26.470       34.815         1,952
2004.........       34.815       35.633         1,817
2005.........       35.633       37.324         1,567
2006.........       37.324       39.484         1,361
-------------       ------       ------         -----
Fidelity VIP Money Market Portfolio
(Pending Allocation Account*)
1997.........       11.328       11.894             2
1998.........       11.894       12.545             3
1999.........       12.545       13.191            11
2000.........       13.191       14.023             5
2001.........       14.023       14.608             4
2002.........       14.608       14.857             1
2003.........       14.857       15.005             1
2004.........       15.005       15.186             1
2005.........       15.186       15.647             1
2006.........       15.647       16.411             1
-------------       ------       ------         -----
Janus Aspen Worldwide Growth Portfolio**
1998.........       10.000        12.52            25
1999.........       12.520       20.385           470
2000.........       20.385       17.020           844
2001.........       17.020       13.070           847
2002.........       13.070        9.640           798
2003.........        9.640       11.833           819
2004.........       11.833       12.276           782
2005.........       12.276       12.866           678
2006.........       12.866       15.057           587
-------------       ------       ------         -----

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Lincoln VIP Aggressive Growth Fund**
1998.........       10.000       12.455            6
1999.........       12.455       17.563          642
2000.........       17.563       16.920          968
2001.........       16.920       11.175          908
2002.........       11.175        7.720          882
2003.........        7.720       10.137          943
2004.........       10.137       11.407          947
2005.........       11.407       12.402          897
2006.........       12.402       13.417          776
-------------       ------       ------          ---
Lincoln VIP Aggressive Profile Fund
2005.........       10.018       10.939            4
2006.........       10.939       12.622           25
-------------       ------       ------          ---
Lincoln VIP Bond Fund****
2004.........       10.014       10.551           44
2005.........       10.551       10.722          100
2006.........       10.722       11.115          123
-------------       ------       ------          ---
Lincoln VIP Capital Appreciation Fund***
2000.........       10.000        8.243           10
2001.........        8.243        6.048           49
2002.........        6.048        4.374           81
2003.........        4.374        5.736          112
2004.........        5.736        5.978          141
2005.........        5.978        6.168          155
2006.........        6.168        6.697          151
-------------       ------       ------          ---
Lincoln VIP Conservative Profile Fund
2005.........       10.039       10.304            1
2006.........       10.304       11.155            4
-------------       ------       ------          ---
Lincoln VIP Growth and Income Fund***
2000.........       10.000        9.050            8
2001.........        9.050        7.954           44
2002.........        7.954        6.138           91
2003.........        6.138        7.883          170
2004.........        7.883        8.741          230
2005.........        8.741        9.133          329
2006.........        9.133       10.160          263
-------------       ------       ------          ---
Lincoln VIP International Fund****
2004.........       10.591       12.255           15
2005.........       12.255       13.655           68
2006.........       13.655       17.575          211
-------------       ------       ------          ---
Lincoln VIP Managed Fund****
2004.........       10.099       11.013            6
2005.........       11.013       11.397           13
2006.........       11.397       12.476           15
-------------       ------       ------          ---
Lincoln VIP Moderate Profile Fund
2005.........       10.087       10.524           13
2006.........       10.524       11.673           32
-------------       ------       ------          ---
Lincoln VIP Moderately Aggressive
Profile Fund
2005.........       10.010       10.701           73
2006.........       10.701       12.092          150
-------------       ------       ------          ---
Lincoln VIP Social Awareness Fund**
1998.........       10.000       12.791           14
1999.........       12.791       14.618          206
2000.........       14.618       13.267          233
2001.........       13.267       11.884          244
2002.........       11.884        9.163          238
2003.........        9.163       11.963          254
2004.........       11.963       13.348          263
2005.........       13.348       14.805          273
2006.........       14.805       16.462          253
-------------       ------       ------          ---

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Neuberger Berman AMT Mid-Cap Growth
Portfolio***
2000.........       10.000        7.674           13
2001.........        7.674        5.725           26
2002.........        5.725        4.005           45
2003.........        4.005        5.079           98
2004.........        5.079        5.848          103
2005.........        5.848        6.585          218
2006.........        6.585        7.478          303
-------------       ------        -----          ---
Neuberger Berman AMT Partners
Portfolio**
1998.........       10.000       11.861           10
1999.........       11.861       12.609           64
2000.........       12.609       12.571           97
2001.........       12.571       12.094          165
2002.........       12.094        9.083          212
2003.........        9.083       12.148          270
2004.........       12.148       14.309          329
2005.........       14.309       16.723          387
2006.........       16.723       18.583          325
-------------       ------       ------          ---
Scudder VIT Equity 500 Index Fund****
2004.........       10.199       11.100           21
2005.........       11.100       11.503           81
2006.........       11.503       13.156          137
-------------       ------       ------          ---
Scudder VIT Small Cap Index Fund****
2004.........       10.289       11.788           19
2005.........       11.788       12.168           27
2006.........       12.168       14.155           76
-------------       ------       ------          ---
T. Rowe Price International Stock
Portfolio*
1997.........       12.108       12.504          475
1998.........       12.504       14.342          546
1999.........       14.342       18.931          519
2000.........       18.931       15.400          533
2001.........       15.400       11.859          521
2002.........       11.859        9.594          508
2003.........        9.594       12.397          600
2004.........       12.397       13.965          531
2005.........       13.965       16.043          487
2006.........       16.043       18.915          461
-------------       ------       ------          ---


*  The Subaccount indicated commenced operations on January 31, 1997.

** The Subaccount indicated commenced operations on October 1, 1998.

*** The Subaccount indicated commenced operation on September 27, 2000.

**** The Subaccount indicated commenced operation on May 24, 2004.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York

Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the ""Contracts""), dated May 1, 2007. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to Lincoln Life & Annuity Company of New York, PO Box 2340, Fort Wayne, IN 46808, by calling Lincoln New York at 1-800-341-0441., or by visiting www.LFG.com.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Advertising                                     B-4
Additional Services                             B-4
Other Information                               B-5
Financial Statements                            B-5


This SAI is not a prospectus.

The date of this SAI is May 1, 2007.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA, the former Lincoln New York, the former Jefferson Pilot LifeAmerica Insurance Company, and the supplemental financial statements of the new Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter

Pending regulatory approval, Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation ("LFA"), our affiliate and the principal underwriter for certain other contracts issued by the Principal Underwriter. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFA, acting as the Principal Underwriter paid $2,270,474, $2,526,211 and $2,522,497 to LFA and Selling Firms in 2004, 2005, and 2006, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.

In the event LFD does not obtain regulatory approval by May 1, 2007, then LFA will serve as Principal Underwriter until LFD is able to assume the duties of Principal Underwriter.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;

 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on an Individual Annuity Mortality Table on file with the New York Superintendent of Insurance, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at an arbitrary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The change in the accumulation unit value of the subaccount from one valuation period to the next, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.

Advertising

Lincoln Life & Annuity Company of New York (Lincoln New York) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln New York. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be cancelled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

Financial statements of the VAA, the former Lincoln New York, the former Jefferson Pilot LifeAmerica Insurance Company, and the supplemental financial statements of the new Lincoln New York appear on the following pages.

                LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                             CONTRACT                      CONTRACT        GUARANTEE
                                                             PURCHASES                    REDEMPTIONS       CHARGES
                                                             DUE FROM                       DUE TO        PAYABLE TO
                                                          LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                              ANNUITY                       ANNUITY         ANNUITY
                                                              COMPANY                       COMPANY         COMPANY
SUBACCOUNT                                   INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK     OF NEW YORK    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B             $ 1,387,967     $    163      $ 1,388,130      $    --         $  114      $ 1,388,016
ABVPSF Growth Class B                            679,444           33          679,477           --             56          679,421
ABVPSF Growth and Income Class B                 331,373           80          331,453           --             27          331,426
American Century VP Balanced                  11,609,628           --       11,609,628        8,172            958       11,600,498
American Funds Global Growth Class 2           1,692,232           --        1,692,232        2,682            139        1,689,411
American Funds Growth Class 2                 12,793,526           --       12,793,526       38,408          1,056       12,754,062
American Funds Growth-Income Class 2           2,524,488           --        2,524,488       20,611            208        2,503,669
American Funds International Class 2           5,696,644           --        5,696,644       13,534            468        5,682,642
Baron Capital Asset                           11,771,506           --       11,771,506        3,827            974       11,766,705
Delaware VIPT Diversified Income                 383,753           20          383,773           --             32          383,741
Delaware VIPT High Yield                         243,354           --          243,354       15,557             20          227,777
Delaware VIPT REIT Service Class              11,993,215           --       11,993,215        8,369            982       11,983,864
Delaware VIPT Small Cap Value Service Class    3,355,481        5,807        3,361,288           --            278        3,361,010
Delaware VIPT Trend Service Class              1,179,084           37        1,179,121           --             98        1,179,023
Dreyfus Developing Leaders                    21,285,719           --       21,285,719       41,775          1,767       21,242,177
Dreyfus Stock Index                           41,568,550           --       41,568,550       29,383          3,432       41,535,735
DWS VIP Equity 500 Index                       1,801,942           --        1,801,942        4,595            149        1,797,198
DWS VIP Small Cap Index                        1,067,621        3,639        1,071,260           --             89        1,071,171
Fidelity VIP Asset Manager                    26,293,004           --       26,293,004       13,600          2,165       26,277,239
Fidelity VIP Contrafund Service Class 2        7,849,304           --        7,849,304        1,577            647        7,847,080
Fidelity VIP Equity-Income                    33,082,798           --       33,082,798       18,727          2,733       33,061,338
Fidelity VIP Growth                           53,810,661           --       53,810,661       59,162          4,445       53,747,054
Fidelity VIP Money Market                         18,876           --           18,876           --             --           18,876
Janus Aspen Series Worldwide Growth            8,839,109        1,581        8,840,690           --            728        8,839,962
Lincoln VIPT Aggressive Growth                10,428,456           --       10,428,456        9,754            862       10,417,840
Lincoln VIPT Aggressive Profile                  313,953           --          313,953           --             26          313,927
Lincoln VIPT Bond                              1,387,061           --        1,387,061       16,060            114        1,370,887
Lincoln VIPT Capital Appreciation              1,009,862          349        1,010,211           --             83        1,010,128
Lincoln VIPT Conservative Profile                 47,101           --           47,101           --              4           47,097
Lincoln VIPT Growth and Income                 2,671,524           --        2,671,524        2,076            221        2,669,227
Lincoln VIPT International                     3,672,385       33,940        3,706,325           --            302        3,706,023
Lincoln VIPT Managed                             185,496           --          185,496          239             15          185,242
Lincoln VIPT Moderate Profile                    373,787          784          374,571           --             31          374,540
Lincoln VIPT Moderately Aggressive Profile     1,671,048      137,804        1,808,852           --            138        1,808,714
Lincoln VIPT Social Awareness                  4,158,827          260        4,159,087           --            344        4,158,743
NB AMT Mid-Cap Growth                          2,277,617           --        2,277,617       11,681            189        2,265,747
NB AMT Partners                                6,058,698           --        6,058,698       10,536            500        6,047,662
T. Rowe Price International Stock              8,737,103           --        8,737,103        7,975            716        8,728,412

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                               DIVIDENDS
                                                 FROM        MORTALITY AND          NET
                                              INVESTMENT        EXPENSE         INVESTMENT
SUBACCOUNT                                      INCOME     GUARANTEE CHARGES   INCOME (LOSS)
--------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B              $       --       $ (14,186)        $ (14,186)
ABVPSF Growth Class B                                 --          (6,310)           (6,310)
ABVPSF Growth and Income Class B                   2,463          (2,365)               98
American Century VP Balanced                     221,359        (113,906)          107,453
American Funds Global Growth Class 2               7,495         (10,054)           (2,559)
American Funds Growth Class 2                     96,066        (113,250)          (17,184)
American Funds Growth-Income Class 2              34,888         (18,021)           16,867
American Funds International Class 2              85,836         (50,767)           35,069
Baron Capital Asset                                   --        (112,013)         (112,013)
Delaware VIPT Diversified Income                   4,786          (3,536)            1,250
Delaware VIPT High Yield                           7,277          (1,602)            5,675
Delaware VIPT REIT Service Class                 149,045         (94,857)           54,188
Delaware VIPT Small Cap Value Service Class          571         (26,253)          (25,682)
Delaware VIPT Trend Service Class                     --         (12,257)          (12,257)
Dreyfus Developing Leaders                        94,131        (227,734)         (133,603)
Dreyfus Stock Index                              667,647        (404,725)          262,922
DWS VIP Equity 500 Index                          12,267         (11,329)              938
DWS VIP Small Cap Index                            5,944          (9,211)           (3,267)
Fidelity VIP Asset Manager                       729,225        (267,184)          462,041
Fidelity VIP Contrafund Service Class 2           71,055         (70,394)              661
Fidelity VIP Equity-Income                     1,005,423        (299,376)          706,047
Fidelity VIP Growth                              221,697        (556,152)         (334,455)
Fidelity VIP Money Market                            497              --               497
Janus Aspen Series Worldwide Growth              146,762         (83,540)           63,222
Lincoln VIPT Aggressive Growth                        --        (105,743)         (105,743)
Lincoln VIPT Aggressive Profile                    1,915          (1,820)               95
Lincoln VIPT Bond                                 60,664         (12,966)           47,698
Lincoln VIPT Capital Appreciation                  1,807          (9,468)           (7,661)
Lincoln VIPT Conservative Profile                    459            (272)              187
Lincoln VIPT Growth and Income                    32,092         (25,096)            6,996
Lincoln VIPT International                        71,628         (17,220)           54,408
Lincoln VIPT Managed                               4,058          (1,887)            2,171
Lincoln VIPT Moderate Profile                      2,683          (2,486)              197
Lincoln VIPT Moderately Aggressive Profile        14,003         (11,204)            2,799
Lincoln VIPT Social Awareness                     34,563         (40,331)           (5,768)
NB AMT Mid-Cap Growth                                 --         (19,215)          (19,215)
NB AMT Partners                                   42,262         (61,302)          (19,040)
T. Rowe Price International Stock                 95,458         (82,176)           13,282

See accompanying notes.


                                                                  DIVIDENDS                        NET CHANGE       NET INCREASE
                                                                    FROM             TOTAL        IN UNREALIZED      (DECREASE)
                                               NET REALIZED     NET REALIZED     NET REALIZED    APPRECIATION OR    IN NET ASSETS
                                                GAIN (LOSS)         GAIN          GAIN (LOSS)     DEPRECIATION        RESULTING
SUBACCOUNT                                    ON INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS    FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                 $   70,783      $       --        $   70,783       $   77,375        $  133,972
ABVPSF Growth Class B                                25,675              --            25,675          (28,773)           (9,408)
ABVPSF Growth and Income Class B                      1,073          11,060            12,133           24,434            36,665
American Century VP Balanced                          8,662         741,964           750,626           73,132           931,211
American Funds Global Growth Class 2                 39,950              --            39,950          158,484           195,875
American Funds Growth Class 2                       235,572          69,859           305,431          706,838           995,085
American Funds Growth-Income Class 2                 12,537          42,566            55,103          175,791           247,761
American Funds International Class 2                327,956          48,018           375,974          366,710           777,753
Baron Capital Asset                                 553,790              --           553,790        1,055,549         1,497,326
Delaware VIPT Diversified Income                      4,122              --             4,122           20,652            26,024
Delaware VIPT High Yield                                315              --               315           11,972            17,962
Delaware VIPT REIT Service Class                    215,079         560,835           775,914        1,732,666         2,562,768
Delaware VIPT Small Cap Value Service Class          41,244         155,436           196,680          160,230           331,228
Delaware VIPT Trend Service Class                    66,583              --            66,583          (23,739)           30,587
Dreyfus Developing Leaders                         (319,405)      1,946,632         1,627,227         (913,585)          580,039
Dreyfus Stock Index                               1,160,126              --         1,160,126        4,036,771         5,459,819
DWS VIP Equity 500 Index                             29,051              --            29,051          126,686           156,675
DWS VIP Small Cap Index                               5,992          39,768            45,760           39,349            81,842
Fidelity VIP Asset Manager                         (184,372)             --          (184,372)       1,332,671         1,610,340
Fidelity VIP Contrafund Service Class 2             203,948         620,878           824,826         (138,676)          686,811
Fidelity VIP Equity-Income                          297,444       3,660,391         3,957,835          612,311         5,276,193
Fidelity VIP Growth                                (898,472)             --          (898,472)       4,301,888         3,068,961
Fidelity VIP Money Market                                --              --                --               --               497
Janus Aspen Series Worldwide Growth                (360,990)             --          (360,990)       1,613,355         1,315,587
Lincoln VIPT Aggressive Growth                     (343,958)             --          (343,958)       1,271,446           821,745
Lincoln VIPT Aggressive Profile                          81               7                88           30,125            30,308
Lincoln VIPT Bond                                    (7,693)             --            (7,693)          11,917            51,922
Lincoln VIPT Capital Appreciation                    24,800              --            24,800           62,163            79,302
Lincoln VIPT Conservative Profile                       839               7               846            2,013             3,046
Lincoln VIPT Growth and Income                      145,915              --           145,915          136,952           289,863
Lincoln VIPT International                           81,818              --            81,818          333,282           469,508
Lincoln VIPT Managed                                  5,248              --             5,248            9,844            17,263
Lincoln VIPT Moderate Profile                         2,547              11             2,558           22,227            24,982
Lincoln VIPT Moderately Aggressive Profile            1,066              59             1,125          140,030           143,954
Lincoln VIPT Social Awareness                        26,014              --            26,014          401,902           422,148
NB AMT Mid-Cap Growth                                59,652              --            59,652          187,880           228,317
NB AMT Partners                                     419,655         650,931         1,070,586         (420,990)          630,556
T. Rowe Price International Stock                   413,734          28,638           442,372          902,102         1,357,756

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2006

                                                     ABVPSF                    ABVPSF
                                                     GLOBAL       ABVPSF     GROWTH AND     AMERICAN
                                                   TECHNOLOGY     GROWTH       INCOME      CENTURY VP
                                                     CLASS B      CLASS B      CLASS B      BALANCED
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                     $ 1,261,778    $ 736,630    $  58,671   $ 11,856,998
Changes From Operations:
   - Net investment income (loss)                     (14,143)      (6,447)         473         96,352
   - Net realized gain (loss) on investments           52,615       33,155          787         29,570
   - Net change in unrealized appreciation or
        depreciation on investments                    22,518       33,133        6,688        309,092
                                                  -----------    ---------    ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     60,990       59,841        7,948        435,014
Changes From Unit Transactions:
   - Contract purchases                             1,370,073      247,366      183,794      1,674,262
   - Contract withdrawals                          (1,283,682)    (374,957)     (47,499)    (2,425,391)
                                                  -----------    ---------    ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              86,391     (127,591)     136,295       (751,129)
                                                  -----------    ---------    ---------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               147,381      (67,750)     144,243       (316,115)
                                                  -----------    ---------    ---------   ------------
NET ASSETS AT DECEMBER 31, 2005                     1,409,159      668,880      202,914     11,540,883
Changes From Operations:
   - Net investment income (loss)                     (14,186)      (6,310)          98        107,453
   - Net realized gain (loss) on investments           70,783       25,675       12,133        750,626
   - Net change in unrealized appreciation or
      depreciation on investments                      77,375      (28,773)      24,434         73,132
                                                  -----------    ---------    ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    133,972       (9,408)      36,665        931,211
Changes From Unit Transactions:
   - Contract purchases                               883,195      208,766      178,110      1,035,815
   - Contract withdrawals                          (1,038,310)    (188,817)     (86,263)    (1,907,411)
                                                  -----------    ---------    ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (155,115)      19,949       91,847       (871,596)
                                                  -----------    ---------    ---------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (21,143)      10,541      128,512         59,615
                                                  -----------    ---------    ---------   ------------
NET ASSETS AT DECEMBER 31, 2006                   $ 1,388,016    $ 679,421    $ 331,426   $ 11,600,498
                                                  ===========    =========    =========   ============

See accompanying notes.

                                                    AMERICAN        AMERICAN       AMERICAN        AMERICAN
                                                      FUNDS           FUNDS          FUNDS           FUNDS           BARON
                                                  GLOBAL GROWTH      GROWTH      GROWTH-INCOME   INTERNATIONAL      CAPITAL
                                                     CLASS 2         CLASS 2        CLASS 2         CLASS 2          ASSET
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                      $  129,655     $ 6,980,101     $  339,027     $ 1,722,815    $11,810,165
Changes From Operations:
   - Net investment income (loss)                      (1,313)        (17,904)         5,733          18,456       (115,421)
   - Net realized gain (loss) on investments            3,573         204,855          8,910         116,020        684,865
   - Net change in unrealized appreciation or
        depreciation on investments                    48,777         914,196         35,592         364,136       (299,595)
                                                   ----------     -----------     ----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     51,037       1,101,147         50,235         498,612        269,849
Changes From Unit Transactions:
   - Contract purchases                               481,237       3,768,334        887,797       2,681,445      3,011,439
   - Contract withdrawals                             (98,492)     (2,391,949)      (176,291)     (1,242,460)    (4,339,088)
                                                   ----------     -----------     ----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             382,745       1,376,385        711,506       1,438,985     (1,327,649)
                                                   ----------     -----------     ----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               433,782       2,477,532        761,741       1,937,597     (1,057,800)
                                                   ----------     -----------     ----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2005                       563,437       9,457,633      1,100,768       3,660,412     10,752,365
Changes From Operations:
   - Net investment income (loss)                      (2,559)        (17,184)        16,867          35,069       (112,013)
   - Net realized gain (loss) on investments           39,950         305,431         55,103         375,974        553,790
   - Net change in unrealized appreciation or
      depreciation on investments                     158,484         706,838        175,791         366,710      1,055,549
                                                   ----------     -----------     ----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    195,875         995,085        247,761         777,753      1,497,326
Changes From Unit Transactions:
   - Contract purchases                             1,321,335       4,521,738      1,519,799       4,155,263      2,345,898
   - Contract withdrawals                            (391,236)     (2,220,394)      (364,659)     (2,910,786)    (2,828,884)
                                                   ----------     -----------     ----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             930,099       2,301,344      1,155,140       1,244,477       (482,986)
                                                   ----------     -----------     ----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,125,974       3,296,429      1,402,901       2,022,230      1,014,340
                                                   ----------     -----------     ----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                    $1,689,411     $12,754,062     $2,503,669     $ 5,682,642    $11,766,705
                                                   ==========     ===========     ==========     ===========    ===========

                                                   DELAWARE
                                                     VIPT        DELAWARE      DELAWARE       DELAWARE VIPT
                                                  DIVERSIFIED      VIPT        VIPT REIT     SMALL CAP VALUE
                                                    INCOME      HIGH YIELD   SERVICE CLASS    SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                      $  71,214     $     --     $ 8,575,269      $  579,171
Changes From Operations:
   - Net investment income (loss)                       (133)        (119)         54,709         (11,022)
   - Net realized gain (loss) on investments           1,005           79         973,979          67,017
   - Net change in unrealized appreciation or
        depreciation on investments                   (3,347)         937        (690,851)         58,550
                                                   ---------     --------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (2,475)         897         337,837         114,545
Changes From Unit Transactions:
   - Contract purchases                              438,453       78,484       3,158,342       1,828,957
   - Contract withdrawals                           (232,830)      (7,591)     (4,265,468)       (486,749)
                                                   ---------     --------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            205,623       70,893      (1,107,126)      1,342,208
                                                   ---------     --------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              203,148       71,790        (769,289)      1,456,753
                                                   ---------     --------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2005                      274,362       71,790       7,805,980       2,035,924
Changes From Operations:
   - Net investment income (loss)                      1,250        5,675          54,188         (25,682)
   - Net realized gain (loss) on investments           4,122          315         775,914         196,680
   - Net change in unrealized appreciation or
        depreciation on investments                   20,652       11,972       1,732,666         160,230
                                                   ---------     --------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    26,024       17,962       2,562,768         331,228
Changes From Unit Transactions:
   - Contract purchases                              201,085      175,947       3,774,404       1,930,454
   - Contract withdrawals                           (117,730)     (37,922)     (2,159,288)       (936,596)
                                                   ---------     --------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             83,355      138,025       1,615,116         993,858
                                                   ---------     --------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              109,379      155,987       4,177,884       1,325,086
                                                   ---------     --------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2006                    $ 383,741     $227,777     $11,983,864      $3,361,010
                                                   =========     ========     ===========      ==========


                                                               DELAWARE       DREYFUS       DREYFUS      DWS VIP
                                                              VIPT TREND    DEVELOPING       STOCK      EQUITY 500
                                                            SERVICE CLASS     LEADERS        INDEX        INDEX
                                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                                 $  930,539   $26,173,119   $43,603,239   $  237,961
Changes From Operations:
   - Net investment income (loss)                                 (8,485)     (241,342)      250,916        2,822
   - Net realized gain (loss) on investments                      20,380      (325,679)      693,404       20,114
   - Net change in unrealized appreciation or depreciation
        on investments                                            23,061     1,616,747       521,970       22,790
                                                              ----------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     34,956     1,049,726     1,466,290       45,726
Changes From Unit Transactions:
   - Contract purchases                                          345,237     2,252,903     5,890,831    1,268,316
   - Contract withdrawals                                       (382,283)   (5,123,879)   (9,386,473)    (622,454)
                                                              ----------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  (37,046)   (2,870,976)   (3,495,642)     645,862
                                                              ----------   -----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (2,090)   (1,821,250)   (2,029,352)     691,588
                                                              ----------   -----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2005                                  928,449    24,351,869    41,573,887      929,549
Changes From Operations:
   - Net investment income (loss)                                (12,257)     (133,603)      262,922          938
   - Net realized gain (loss) on investments                      66,583     1,627,227     1,160,126       29,051
   - Net change in unrealized appreciation or depreciation
        on investments                                           (23,739)     (913,585)    4,036,771      126,686
                                                              ----------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     30,587       580,039     5,459,819      156,675
Changes From Unit Transactions:
   - Contract purchases                                        1,081,181     1,747,380     3,686,380    1,250,733
   - Contract withdrawals                                       (861,194)   (5,437,111)   (9,184,351)    (539,759)
                                                              ----------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  219,987    (3,689,731)   (5,497,971)     710,974
                                                              ----------   -----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          250,574    (3,109,692)      (38,152)     867,649
                                                              ----------   -----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2006                               $1,179,023   $21,242,177   $41,535,735   $1,797,198
                                                              ==========   ===========   ===========   ==========

See accompanying notes.

                                                              DWS VIP      FIDELITY     FIDELITY VIP
                                                             SMALL CAP     VIP ASSET     CONTRAFUND     FIDELITY VIP   FIDELITY VIP
                                                               INDEX        MANAGER    SERVICE CLASS   EQUITY-INCOME      GROWTH
                                                             SUBACCOUNT   SUBACCOUNT    2 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                               $  228,928   $29,184,217    $ 2,327,660     $30,166,187    $ 64,758,693
Changes From Operations:
   - Net investment income (loss)                                 (824)      469,163        (34,561)        184,454        (286,189)
   - Net realized gain (loss) on investments                    17,958      (332,595)       170,244       1,345,625      (2,042,358)
   - Net change in unrealized appreciation or depreciation
        on investments                                          (3,614)      653,030        529,304        (243,698)      4,837,911
                                                            ----------   -----------    -----------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   13,520       789,598        664,987       1,286,381       2,509,364
Changes From Unit Transactions:
   - Contract purchases                                        279,386     2,191,905      4,013,052       3,244,793       4,462,575
   - Contract withdrawals                                     (190,607)   (4,663,369)    (1,271,392)     (6,123,235)    (13,255,514)
                                                            ----------   -----------    -----------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 88,779    (2,471,464)     2,741,660      (2,878,442)     (8,792,939)
                                                            ----------   -----------    -----------     -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        102,299    (1,681,866)     3,406,647      (1,592,061)     (6,283,575)
                                                            ----------   -----------    -----------     -----------    ------------
NET ASSETS AT DECEMBER 31, 2005                                331,227    27,502,351      5,734,307      28,574,126      58,475,118
Changes From Operations:
   - Net investment income (loss)                               (3,267)      462,041            661         706,047        (334,455)
   - Net realized gain (loss) on investments                    45,760      (184,372)       824,826       3,957,835        (898,472)
   - Net change in unrealized appreciation or depreciation
        on investments                                          39,349     1,332,671       (138,676)        612,311       4,301,888
                                                            ----------   -----------    -----------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   81,842     1,610,340        686,811       5,276,193       3,068,961
Changes From Unit Transactions:
   - Contract purchases                                      1,619,391     1,500,931      3,372,233       3,705,741       3,191,168
   - Contract withdrawals                                     (961,289)   (4,336,383)    (1,946,271)     (4,494,722)    (10,988,193)
                                                            ----------   -----------    -----------     -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                658,102    (2,835,452)     1,425,962        (788,981)     (7,797,025)
                                                            ----------   -----------    -----------     -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        739,944    (1,225,112)     2,112,773       4,487,212      (4,728,064)
                                                            ----------   -----------    -----------     -----------    ------------
NET ASSETS AT DECEMBER 31, 2006                             $1,071,171   $26,277,239    $ 7,847,080     $33,061,338    $ 53,747,054
                                                            ==========   ===========    ===========     ===========    ============

                                                                             JANUS        LINCOLN      LINCOLN
                                                                          ASPEN SERIES      VIPT         VIPT
                                                            FIDELITY VIP   WORLDWIDE     AGGRESSIVE   AGGRESSIVE
                                                            MONEY MARKET     GROWTH        GROWTH      PROFILE
                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                                 $  11,548    $ 9,603,003  $10,803,382    $     --
Changes From Operations:
   - Net investment income (loss)                                   415         32,160     (102,913)       (108)
   - Net realized gain (loss) on investments                         --       (653,900)    (530,155)         15
   - Net change in unrealized appreciation or depreciation
        on investments                                               --      1,007,969    1,491,536       1,405
                                                              ---------    -----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       415        386,229      858,468       1,312
Changes From Unit Transactions:
   - Contract purchases                                         221,933      1,140,501    1,477,912      39,655
   - Contract withdrawals                                      (222,632)    (2,409,577)  (2,018,842)       (470)
                                                              ---------    -----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (699)    (1,269,076)    (540,930)     39,185
                                                              ---------    -----------  -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (284)      (882,847)     317,538      40,497
                                                              ---------    -----------  -----------    --------
NET ASSETS AT DECEMBER 31, 2005                                  11,264      8,720,156   11,120,920      40,497
Changes From Operations:
   - Net investment income (loss)                                   497         63,222     (105,743)         95
   - Net realized gain (loss) on investments                         --       (360,990)    (343,958)         88
   - Net change in unrealized appreciation or depreciation
        on investments                                               --      1,613,355    1,271,446      30,125
                                                              ---------    -----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       497      1,315,587      821,745      30,308
Changes From Unit Transactions:
   - Contract purchases                                         467,549        680,361      781,704     319,676
   - Contract withdrawals                                      (460,434)    (1,876,142)  (2,306,529)    (76,554)
                                                              ---------    -----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                   7,115     (1,195,781)  (1,524,825)    243,122
                                                              ---------    -----------  -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           7,612        119,806     (703,080)    273,430
                                                              ---------    -----------  -----------    --------
NET ASSETS AT DECEMBER 31, 2006                               $  18,876    $ 8,839,962  $10,417,840    $313,927
                                                              =========    ===========  ===========    ========


                                                                                         LINCOLN      LINCOLN
                                                                          LINCOLN         VIPT          VIPT
                                                             LINCOLN    VIPT CAPITAL  CONSERVATIVE   GROWTH AND
                                                            VIPT BOND   APPRECIATION     PROFILE       INCOME
                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                               $  464,220    $  845,699    $     --    $ 2,006,948
Changes From Operations:
   - Net investment income (loss)                               38,527        (6,556)        (57)        10,588
   - Net realized gain (loss) on investments                       774        14,092          76         29,081
   - Net change in unrealized appreciation or depreciation
        on investments                                         (28,273)       23,660         139        100,983
                                                            ----------    ----------    --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   11,028        31,196         158        140,652
Changes From Unit Transactions:
   - Contract purchases                                      1,140,425       271,377      24,704      1,341,937
   - Contract withdrawals                                     (541,009)     (191,743)     (9,536)      (482,207)
                                                            ----------    ----------    --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                599,416        79,634      15,168        859,730
                                                            ----------    ----------    --------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        610,444       110,830      15,326      1,000,382
                                                            ----------    ----------    --------    -----------
NET ASSETS AT DECEMBER 31, 2005                              1,074,664       956,529      15,326      3,007,330
Changes From Operations:
   - Net investment income (loss)                               47,698        (7,661)        187          6,996
   - Net realized gain (loss) on investments                    (7,693)       24,800         846        145,915
   - Net change in unrealized appreciation or depreciation
        on investments                                          11,917        62,163       2,013        136,952
                                                            ----------    ----------    --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   51,922        79,302       3,046        289,863
Changes From Unit Transactions:
   - Contract purchases                                        656,543       200,870      74,999        483,670
   - Contract withdrawals                                     (412,242)     (226,573)    (46,274)    (1,111,636)
                                                            ----------    ----------    --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                244,301       (25,703)     28,725       (627,966)
                                                            ----------    ----------    --------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        296,223        53,599      31,771       (338,103)
                                                            ----------    ----------    --------    -----------
NET ASSETS AT DECEMBER 31, 2006                             $1,370,887    $1,010,128    $ 47,097    $ 2,669,227
                                                            ==========    ==========    ========    ===========

See accompanying notes.

                                                                                                     LINCOLN VIPT
                                                               LINCOLN       LINCOLN   LINCOLN VIPT   MODERATELY
                                                                 VIPT         VIPT       MODERATE     AGGRESSIVE
                                                            INTERNATIONAL    MANAGED     PROFILE       PROFILE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                                 $   182,117   $  68,247    $      --    $       --
Changes From Operations:
   - Net investment income (loss)                                  14,306       2,049         (284)         (929)
   - Net realized gain (loss) on investments                       43,658       3,181          924            24
   - Net change in unrealized appreciation or depreciation
        on investments                                             42,477        (965)       1,505         2,781
                                                              -----------   ---------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     100,441       4,265        2,145         1,876
Changes From Unit Transactions:
   - Contract purchases                                         2,440,717     177,621      183,496       777,920
   - Contract withdrawals                                      (1,793,832)   (102,539)     (47,634)       (3,708)
                                                              -----------   ---------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                   646,885      75,082      135,862       774,212
                                                              -----------   ---------    ---------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           747,326      79,347      138,007       776,088
                                                              -----------   ---------    ---------    ----------
NET ASSETS AT DECEMBER 31, 2005                                   929,443     147,594      138,007       776,088
Changes From Operations:
   - Net investment income (loss)                                  54,408       2,171          197         2,799
   - Net realized gain (loss) on investments                       81,818       5,248        2,558         1,125
   - Net change in unrealized appreciation or depreciation
        on investments                                            333,282       9,844       22,227       140,030
                                                              -----------   ---------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     469,508      17,263       24,982       143,954
Changes From Unit Transactions:
   - Contract purchases                                         3,304,097     111,004      418,670       983,492
   - Contract withdrawals                                        (997,025)    (90,619)    (207,119)      (94,820)
                                                              -----------   ---------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 2,307,072      20,385      211,551       888,672
                                                              -----------   ---------    ---------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         2,776,580      37,648      236,533     1,032,626
                                                              -----------   ---------    ---------    ----------
NET ASSETS AT DECEMBER 31, 2006                               $ 3,706,023   $ 185,242    $ 374,540    $1,808,714
                                                              ===========   =========    =========    ==========

                                                                                                      T. ROWE
                                                              LINCOLN       NB AMT                     PRICE
                                                            VIPT SOCIAL    MID-CAP       NB AMT    INTERNATIONAL
                                                             AWARENESS      GROWTH      PARTNERS       STOCK
                                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                                $3,509,681   $  602,683   $ 4,714,134    $ 7,410,901
Changes From Operations:
   - Net investment income (loss)                                (4,976)      (8,606)          735         43,387
   - Net realized gain (loss) on investments                    (29,910)      70,727       224,527        276,075
   - Net change in unrealized appreciation or depreciation
        on investments                                          415,636       82,215       617,880        706,868
                                                             ----------   ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   380,750      144,336       843,142      1,026,330
Changes From Unit Transactions:
   - Contract purchases                                         727,397    1,274,021     2,562,653      1,178,936
   - Contract withdrawals                                      (572,525)    (585,436)   (1,647,773)    (1,806,819)
                                                             ----------   ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 154,872      688,585       914,880       (627,883)
                                                             ----------   ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         535,622      832,921     1,758,022        398,447
                                                             ----------   ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2005                               4,045,303    1,435,604     6,472,156      7,809,348
Changes From Operations:
   - Net investment income (loss)                                (5,768)     (19,215)      (19,040)        13,282
   - Net realized gain (loss) on investments                     26,014       59,652     1,070,586        442,372
   - Net change in unrealized appreciation or depreciation
        on investments                                          401,902      187,880      (420,990)       902,102
                                                             ----------   ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   422,148      228,317       630,556      1,357,756
Changes From Unit Transactions:
   - Contract purchases                                         408,359    1,221,292     1,361,538      1,400,390
   - Contract withdrawals                                      (717,067)    (619,466)   (2,416,588)    (1,839,082)
                                                             ----------   ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (308,708)     601,826    (1,055,050)      (438,692)
                                                             ----------   ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         113,440      830,143      (424,494)       919,064
                                                             ----------   ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                              $4,158,743   $2,265,747   $ 6,047,662    $ 8,728,412
                                                             ==========   ==========   ===========    ===========

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Variable Annuity Account L (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account offers only one product (Standard) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

On or about April 1, 2007, Lincoln Life & Annuity Company of New York will merge into Jefferson Pilot LifeAmerica Insurance Company. Jefferson Pilot LifeAmerica Insurance Company will be renamed Lincoln Life & Annuity Company of New York. Pursuant to the merger, the segregated investment account, Lincoln Life & Annuity Variable Annuity Account L, will be transferred to Jefferson Pilot LifeAmerica Insurance Company. The transfer will not affect the assets and liabilities of the segregated investment account, Lincoln Life & Annuity Variable Annuity Account L.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which is invested in shares of thirty-eight mutual funds (the Funds) of twelve diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth Class B Fund
   ABVPSF Growth and Income Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Balanced Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
Baron Capital Funds Trust (Baron Capital):
   Baron Capital Asset Fund
Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Diversified Income Series
   Delaware VIPT High Yield Series
   Delaware VIPT REIT Service Class Series
   Delaware VIPT Small Cap Value Service Class Series
   Delaware VIPT Trend Service Class Series
Dreyfus Variable Investment Fund (Dreyfus):
   Dreyfus Developing Leaders Portfolio
   Dreyfus Stock Index Fund
DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Small Cap Index Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Money Market Portfolio
Janus Aspen Series:
   Janus Aspen Series Worldwide Growth Portfolio
Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Aggressive Growth Fund
   Lincoln VIPT Aggressive Profile Fund
   Lincoln VIPT Bond Fund
   Lincoln VIPT Capital Appreciation Fund
   Lincoln VIPT Conservative Profile Fund
   Lincoln VIPT Growth and Income Fund
   Lincoln VIPT International Fund
   Lincoln VIPT Managed Fund
   Lincoln VIPT Moderate Profile Fund
   Lincoln VIPT Moderately Aggressive Profile Fund
   Lincoln VIPT Social Awareness Fund
Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio
   NB AMT Partners Portfolio
T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price International Stock Portfolio

*    Denotes an affiliate of the Lincoln Life & Annuity Company of New York.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2006, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company"

under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

NEW INVESTMENT FUNDS AND FUND NAME CHANGES: During 2005, the Delaware VIPT High Yield Series, the Lincoln VIPT Aggressive Profile Fund, the Lincoln VIPT Conservative Profile Fund, the Lincoln VIPT Moderate Profile Fund and the Lincoln VIPT Moderately Aggressive Profile Fund became available as investment options for Variable Account contract owners. Accordingly, the 2005 statement of operations and statements of changes in net assets and total return and investment income ratios in Note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2005.

Also during 2005, the ABVPSF Technology Class B Fund changed its name to the ABVPSF Global Technology Class B Fund.

During 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge.

The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Accounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2006 follows.

                                                                                                                        INVESTMENT
                                              COMMENCEMENT     FEE      UNIT       UNITS                      TOTAL       INCOME
SUBACCOUNT                             YEAR      DATE(1)     RATE(2)    VALUE   OUTSTANDING    NET ASSETS   RETURN(3)    RATIO(4)
----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL TECHNOLOGY CLASS B
                                       2006                   1.00%    $ 4.92     282,192     $ 1,388,016      7.30%       0.00%
                                       2005                   1.00%      4.58     307,412       1,409,159      2.61%       0.00%
                                       2004                   1.00%      4.47     282,456       1,261,778      4.04%       0.00%
                                       2003                   1.00%      4.29     337,278       1,448,161     42.36%       0.00%
                                       2002                   1.00%      3.02     146,243         441,078    -42.39%       0.00%

ABVPSF GROWTH CLASS B
                                       2006                   1.00%      7.67      88,604         679,421     -2.22%       0.00%
                                       2005                   1.00%      7.84      85,290         668,881     10.52%       0.00%
                                       2004                   1.00%      7.10     103,814         736,630     13.39%       0.00%
                                       2003                   1.00%      6.26      66,426         415,678     33.36%       0.00%
                                       2002                   1.00%      4.69      28,208         132,359    -28.98%       0.00%

ABVPSF GROWTH AND INCOME CLASS B
                                       2006                   1.00%     13.35      24,821         331,426     15.82%       1.04%
                                       2005                   1.00%     11.53      17,601         202,913      3.56%       1.32%
                                       2004      6/29/04      1.00%     11.13       5,270          58,671      7.91%       0.00%

AMERICAN CENTURY VP BALANCED
                                       2006                   1.00%     27.67     419,196      11,600,498      8.53%       1.94%
                                       2005                   1.00%     25.50     452,609      11,540,882      3.89%       1.83%
                                       2004                   1.00%     24.54     483,100      11,856,998      8.69%       1.61%
                                       2003                   1.00%     22.58     465,321      10,507,930     18.27%       2.53%
                                       2002                   1.00%     19.09     453,856       8,665,686    -10.46%       2.80%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
                                       2006                   1.00%     15.23     110,923       1,689,411     19.23%       0.75%
                                       2005                   1.00%     12.77      44,107         563,436     12.94%       0.59%
                                       2004      6/1/04       1.00%     11.31      11,463         129,655     10.73%       0.02%

                                                                                                                        INVESTMENT
                                              COMMENCEMENT     FEE      UNIT       UNITS                      TOTAL       INCOME
SUBACCOUNT                             YEAR      DATE(1)     RATE(2)    VALUE   OUTSTANDING    NET ASSETS   RETURN(3)    RATIO(4)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 2
                                       2006                   1.00%    $10.32    1,236,048    $12,754,062      9.12%       0.85%
                                       2005                   1.00%      9.46    1,000,176      9,457,633     15.04%       0.76%
                                       2004                   1.00%      8.22      849,155      6,980,101     11.38%       0.18%
                                       2003                   1.00%      7.38      692,538      5,111,166     35.45%       0.14%
                                       2002                   1.00%      5.45      415,179      2,262,260    -25.21%       0.03%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
                                       2006                   1.00%     13.12      190,840      2,503,669     14.06%       1.94%
                                       2005                   1.00%     11.50       95,699      1,100,769      4.78%       1.80%
                                       2004      5/24/04      1.00%     10.98       30,883        339,027      9.78%       1.26%

AMERICAN FUNDS INTERNATIONAL CLASS 2
                                       2006                   1.00%     12.83      443,079      5,682,642     17.79%       1.69%
                                       2005                   1.00%     10.89      336,191      3,660,412     20.29%       1.81%
                                       2004                   1.00%      9.05      190,345      1,722,815     18.13%       1.43%
                                       2003                   1.00%      7.66       97,103        743,984     33.51%       1.51%
                                       2002                   1.00%      5.74       49,792        285,741    -15.69%       1.62%

BARON CAPITAL ASSET
                                       2006                   1.00%     30.33      387,931     11,766,705     14.37%       0.00%
                                       2005                   1.00%     26.52      405,441     10,752,365      2.34%       0.00%
                                       2004                   1.00%     25.91      455,731     11,810,165     24.39%       0.00%
                                       2003                   1.00%     20.83      373,564      7,782,694     28.72%       0.00%
                                       2002                   1.00%     16.19      380,293      6,155,127    -15.05%       0.00%

DELAWARE VIPT DIVERSIFIED INCOME
                                       2006                   1.00%     11.52       33,323        383,741      6.85%       1.35%
                                       2005                   1.00%     10.78       25,456        274,362     -1.44%       0.95%
                                       2004      7/12/04      1.00%     10.94        6,512         71,214      7.13%       0.00%

DELAWARE VIPT HIGH YIELD
                                       2006                   1.00%     11.44       19,915        227,777     11.33%       4.55%
                                       2005      7/6/05       1.00%     10.27        6,988         71,791      1.58%       0.00%

DELAWARE VIPT REIT SERVICE CLASS
                                       2006                   1.00%     27.98      428,242     11,983,864     31.01%       1.57%
                                       2005                   1.00%     21.36      365,439      7,805,980      5.79%       1.69%
                                       2004                   1.00%     20.19      424,716      8,575,269     29.78%       1.76%
                                       2003                   1.00%     15.56      278,445      4,331,817     32.40%       2.29%
                                       2002                   1.00%     11.75      221,708      2,605,126      3.34%       1.37%

DELAWARE VIPT SMALL CAP VALUE SERVICE
   CLASS
                                       2006                   1.00%     15.02      223,729      3,361,010     14.73%       0.02%
                                       2005                   1.00%     13.09      155,489      2,035,924      8.06%       0.09%
                                       2004      6/2/04       1.00%     12.12       47,799        579,171     17.57%       0.00%

DELAWARE VIPT TREND SERVICE CLASS
                                       2006                   1.00%      8.50      138,720      1,179,023      6.27%       0.00%
                                       2005                   1.00%      8.00      116,084        928,448      4.56%       0.00%
                                       2004                   1.00%      7.65      121,655        930,539     11.20%       0.00%
                                       2003                   1.00%      6.88       74,423        511,935     33.45%       0.00%
                                       2002                   1.00%      5.15       44,794        230,886    -20.86%       0.00%

DREYFUS DEVELOPING LEADERS
                                       2006                   1.00%     26.54      800,394     21,242,177      2.74%       0.41%
                                       2005                   1.00%     25.83      942,684     24,351,869      4.75%       0.00%
                                       2004                   1.00%     24.66    1,061,293     26,173,119     10.23%       0.20%
                                       2003                   1.00%     22.37    1,105,611     24,734,992     30.38%       0.03%
                                       2002                   1.00%     17.16    1,081,131     18,551,287    -19.93%       0.05%

DREYFUS STOCK INDEX
                                       2006                   1.00%     44.77      927,676     41,535,735     14.35%       1.65%
                                       2005                   1.00%     39.16    1,061,760     41,573,886      3.65%       1.61%
                                       2004                   1.00%     37.78    1,154,231     43,603,239      9.54%       1.81%
                                       2003                   1.00%     34.49    1,167,009     40,246,557     27.09%       1.51%
                                       2002                   1.00%     27.14    1,123,976     30,500,644    -23.14%       1.35%

                                                                                                              INVESTMENT
                                     YEAR  COMMENCEMENT    FEE     UNIT      UNITS        NET        TOTAL      INCOME
SUBACCOUNT                                    DATE(1)    RATE(2)   VALUE  OUTSTANDING    ASSETS    RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------
DWS VIP EQUITY 500 INDEX
                                     2006                 1.00%   $13.16     136,605   $1,797,198    14.37%      1.08%
                                     2005                 1.00%    11.50      80,809      929,548     3.63%      1.39%
                                     2004      6/3/04     1.00%    11.10      21,439      237,961     8.83%      0.00%
DWS VIP SMALL CAP INDEX
                                     2006                 1.00%    14.15      75,677    1,071,171    16.32%      0.65%
                                     2005                 1.00%    12.17      27,220      331,227     3.22%      0.65%
                                     2004     5/26/04     1.00%    11.79      19,420      228,928    14.58%      0.00%
FIDELITY VIP ASSET MANAGER
                                     2006                 1.00%    28.09     935,393   26,277,239     6.25%      2.73%
                                     2005                 1.00%    26.44   1,040,184   27,502,351     3.01%      2.70%
                                     2004                 1.00%    25.67   1,137,009   29,184,217     4.42%      2.72%
                                     2003                 1.00%    24.58   1,193,093   29,327,586    16.80%      3.55%
                                     2002                 1.00%    21.05   1,220,799   25,691,907    -9.64%      4.04%
FIDELITY VIP CONTRAFUND SERVICE
   CLASS 2
                                     2006                 1.00%    13.46     583,047    7,847,080    10.32%      1.01%
                                     2005                 1.00%    12.20     470,049    5,734,307    15.49%      0.09%
                                     2004                 1.00%    10.56     220,349    2,327,660    14.01%      0.19%
                                     2003                 1.00%     9.27     186,674    1,729,564    26.92%      0.21%
                                     2002                 1.00%     7.30      86,266      629,733   -10.50%      0.52%
FIDELITY VIP EQUITY-INCOME
                                     2006                 1.00%    34.32     963,428   33,061,338    19.00%      3.36%
                                     2005                 1.00%    28.84     990,858   28,574,126     4.81%      1.65%
                                     2004                 1.00%    27.51   1,096,403   30,166,187    10.42%      1.51%
                                     2003                 1.00%    24.92   1,101,756   27,452,852    29.03%      1.75%
                                     2002                 1.00%    19.31   1,058,066   20,431,946   -17.77%      1.77%
FIDELITY VIP GROWTH
                                     2006                 1.00%    39.48   1,361,243   53,747,054     5.79%      0.40%
                                     2005                 1.00%    37.32   1,566,690   58,475,117     4.75%      0.51%
                                     2004                 1.00%    35.63   1,817,389   64,758,693     2.35%      0.27%
                                     2003                 1.00%    34.81   1,952,288   67,968,460    31.53%      0.26%
                                     2002                 1.00%    26.47   1,945,949   51,508,329   -30.80%      0.26%
FIDELITY VIP MONEY MARKET
                                     2006                 0.00%    16.41       1,150       18,876     4.89%      3.96%
                                     2005                 0.00%    15.65         720       11,264     3.03%      2.81%
                                     2004                 0.00%    15.19         760       11,548     1.21%      1.09%
                                     2003                 0.00%    15.00       1,452       21,782     0.99%      1.02%
                                     2002                 0.00%    14.86       1,091       16,205     1.70%      1.74%
JANUS ASPEN SERIES WORLDWIDE GROWTH
                                     2006                 1.00%    15.06     587,100    8,839,962    17.03%      1.76%
                                     2005                 1.00%    12.87     677,757    8,720,156     4.81%      1.37%
                                     2004                 1.00%    12.28     782,289    9,603,003     3.74%      1.02%
                                     2003                 1.00%    11.83     818,527    9,685,895    22.76%      1.12%
                                     2002                 1.00%     9.64     797,637    7,688,882   -26.24%      0.90%
LINCOLN VIPT AGGRESSIVE GROWTH
                                     2006                 1.00%    13.42     776,449   10,417,840     8.19%      0.00%
                                     2005                 1.00%    12.40     896,718   11,120,920     8.72%      0.00%
                                     2004                 1.00%    11.41     947,058   10,803,382    12.53%      0.00%
                                     2003                 1.00%    10.14     942,960    9,558,571    31.30%      0.00%
                                     2002                 1.00%     7.72     882,142    6,810,316   -30.92%      0.00%
LINCOLN VIPT AGGRESSIVE PROFILE
                                     2006                 1.00%    12.62      24,872      313,927    15.39%      1.05%
                                     2005      6/9/05     1.00%    10.94       3,702       40,497     9.19%      0.00%
LINCOLN VIPT BOND
                                     2006                 1.00%    11.12     123,332    1,370,887     3.67%      4.68%
                                     2005                 1.00%    10.72     100,233    1,074,665     1.62%      5.23%
                                     2004      6/2/04     1.00%    10.55      43,998      464,220     5.36%      7.16%
LINCOLN VIPT CAPITAL APPRECIATION
                                     2006                 1.00%     6.70     150,835    1,010,128     8.58%      0.19%
                                     2005                 1.00%     6.17     155,088      956,528     3.17%      0.27%
                                     2004                 1.00%     5.98     141,460      845,699     4.23%      0.00%
                                     2003                 1.00%     5.74     112,475      645,105    31.14%      0.00%
                                     2002                 1.00%     4.37      81,050      354,472   -27.69%      0.00%

                                                                                                              INVESTMENT
                                     YEAR  COMMENCEMENT    FEE     UNIT      UNITS        NET        TOTAL      INCOME
SUBACCOUNT                                    DATE(1)    RATE(2)   VALUE  OUTSTANDING    ASSETS    RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT CONSERVATIVE PROFILE
                                     2006                 1.00%   $11.15      4,222       $47,097     8.25%      1.69%
                                     2005      7/5/05     1.00%    10.30      1,487        15,322     2.64%      0.00%
LINCOLN VIPT GROWTH AND INCOME
                                     2006                 1.00%    10.16    262,714     2,669,227    11.24%      1.28%
                                     2005                 1.00%     9.13    329,272     3,007,329     4.49%      1.38%
                                     2004                 1.00%     8.74    229,611     2,006,948    10.88%      1.39%
                                     2003                 1.00%     7.88    170,309     1,342,582    28.43%      1.38%
                                     2002                 1.00%     6.14     90,563       555,908   -22.82%      1.28%
LINCOLN VIPT INTERNATIONAL
                                     2006                 1.00%    17.58    210,866     3,706,023    28.71%      4.16%
                                     2005                 1.00%    13.65     68,068       929,442    11.42%      2.98%
                                     2004     7/14/04     1.00%    12.25     14,861       182,117    15.71%      2.16%
LINCOLN VIPT MANAGED
                                     2006                 1.00%    12.48     14,848       185,242     9.47%      2.15%
                                     2005                 1.00%    11.40     12,951       147,594     3.49%      2.93%
                                     2004     7/15/04     1.00%    11.01      6,197        68,247     9.05%      2.86%
LINCOLN VIPT MODERATE PROFILE
                                     2006                 1.00%    11.67     32,085       374,540    10.92%      1.08%
                                     2005     6/17/05     1.00%    10.52     13,113       138,000     4.34%      0.00%
LINCOLN VIPT MODERATELY AGGRESSIVE
   PROFILE
                                     2006                 1.00%    12.09    149,575     1,808,714    13.01%      1.25%
                                     2005      6/9/05     1.00%    10.70     72,527       776,088     6.90%      0.00%
LINCOLN VIPT SOCIAL AWARENESS
                                     2006                 1.00%    16.46    252,631     4,158,743    11.19%      0.86%
                                     2005                 1.00%    14.80    273,242     4,045,303    10.91%      0.86%
                                     2004                 1.00%    13.35    262,935     3,509,681    11.58%      0.97%
                                     2003                 1.00%    11.96    253,850     3,036,751    30.55%      0.90%
                                     2002                 1.00%     9.16    237,805     2,179,099   -22.90%      0.93%
NB AMT MID-CAP GROWTH
                                     2006                 1.00%     7.48    302,990     2,265,747    13.55%      0.00%
                                     2005                 1.00%     6.59    217,997     1,435,604    12.61%      0.00%
                                     2004                 1.00%     5.85    103,058       602,683    15.15%      0.00%
                                     2003                 1.00%     5.08     97,895       497,166    26.80%      0.00%
                                     2002                 1.00%     4.01     45,231       181,161   -30.04%      0.00%
NB AMT PARTNERS
                                     2006                 1.00%    18.58    325,433     6,047,662    11.12%      0.69%
                                     2005                 1.00%    16.72    387,018     6,472,156    16.87%      1.01%
                                     2004                 1.00%    14.31    329,450     4,714,134    17.79%      0.01%
                                     2003                 1.00%    12.15    270,161     3,281,857    33.75%      0.00%
                                     2002                 1.00%     9.08    211,573     1,921,668   -24.90%      0.49%
T. ROWE PRICE INTERNATIONAL STOCK
                                     2006                 1.00%    18.92    461,446     8,728,412    17.91%      1.16%
                                     2005                 1.00%    16.04    486,787     7,809,349    14.88%      1.59%
                                     2004                 1.00%    13.96    530,691     7,410,901    12.64%      1.12%
                                     2003                 1.00%    12.40    600,479     7,444,366    29.23%      1.30%
                                     2002                 1.00%     9.59    507,719     4,870,823   -19.11%      0.94%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2006.

                                               AGGREGATE    AGGREGATE
                                                COST OF     PROCEEDS
SUBACCOUNT                                     PURCHASES   FROM SALES
---------------------------------------------------------------------
ABVPSF Global Technology Class B              $  795,804   $  964,517
ABVPSF Growth Class B                            182,250      168,020
ABVPSF Growth and Income Class B                 188,109       84,521
American Century VP Balanced                   1,443,100    1,461,725
American Funds Global Growth Class 2           1,271,381      340,866
American Funds Growth Class 2                  3,660,192    1,255,885
American Funds Growth-Income Class 2           1,472,467      234,552
American Funds International Class 2           3,531,086    2,454,004
Baron Capital Asset                            1,552,659    2,135,384
Delaware VIPT Diversified Income                 199,800      115,010
Delaware VIPT High Yield                         181,186       21,557
Delaware VIPT REIT Service Class               3,392,062    1,144,939
Delaware VIPT Small Cap Value Service Class    1,817,661      695,020
Delaware VIPT Trend Service Class                998,964      790,679
Dreyfus Developing Leaders                     2,396,134    4,223,628
Dreyfus Stock Index                            2,187,819    7,388,764
DWS VIP Equity 500 Index                       1,186,862      467,637
DWS VIP Small Cap Index                        1,556,218      864,594
Fidelity VIP Asset Manager                     1,102,626    3,465,826
Fidelity VIP Contrafund Service Class 2        3,371,279    1,305,453
Fidelity VIP Equity-Income                     6,219,985    2,614,107
Fidelity VIP Growth                              649,674    8,719,907
Fidelity VIP Money Market                        451,257      443,509
Janus Aspen Series Worldwide Growth              348,777    1,480,630
Lincoln VIPT Aggressive Growth                   276,838    1,894,762
Lincoln VIPT Aggressive Profile                  309,058       65,543
Lincoln VIPT Bond                                678,586      365,170
Lincoln VIPT Capital Appreciation                155,403      188,650
Lincoln VIPT Conservative Profile                 73,518       44,576
Lincoln VIPT Growth and Income                   368,981      984,620
Lincoln VIPT International                     3,289,789      961,288
Lincoln VIPT Managed                             109,909       87,019
Lincoln VIPT Moderate Profile                    415,252      202,061
Lincoln VIPT Moderately Aggressive Profile       846,385       92,452
Lincoln VIPT Social Awareness                    293,805      606,528
NB AMT Mid-Cap Growth                          1,051,526      453,541
NB AMT Partners                                1,549,854    1,968,879
T. Rowe Price International Stock              1,092,305    1,479,227

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2006.

                                                            NET
                                                SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                      OWNED      VALUE    OF SHARES    COST OF SHARES
-----------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                 81,934   $16.94   $ 1,387,967     $ 1,203,971
ABVPSF Growth Class B                            34,143    19.90       679,444         587,147
ABVPSF Growth and Income Class B                 12,305    26.93       331,373         296,810
American Century VP Balanced                  1,541,783     7.53    11,609,628      10,995,063
American Funds Global Growth Class 2             72,659    23.29     1,692,232       1,471,533
American Funds Growth Class 2                   199,649    64.08    12,793,526      10,286,925
American Funds Growth-Income Class 2             59,836    42.19     2,524,488       2,289,786
American Funds International Class 2            259,646    21.94     5,696,644       4,763,046
Baron Capital Asset                             364,443    32.30    11,771,506       8,297,704
Delaware VIPT Diversified Income                 39,039     9.83       383,753         364,242
Delaware VIPT High Yield                         39,251     6.20       243,354         230,445
Delaware VIPT REIT Service Class                525,557    22.82    11,993,215       8,789,399
Delaware VIPT Small Cap Value Service Class     100,674    33.33     3,355,481       3,084,602
Delaware VIPT Trend Service Class                34,147    34.53     1,179,084       1,071,684
Dreyfus Developing Leaders                      506,441    42.03    21,285,719      22,577,806
Dreyfus Stock Index                           1,149,891    36.15    41,568,550      32,404,636
DWS VIP Equity 500 Index                        120,370    14.97     1,801,942       1,635,137
DWS VIP Small Cap Index                          66,230    16.12     1,067,621       1,004,822
Fidelity VIP Asset Manager                    1,673,648    15.71    26,293,004      26,616,098
Fidelity VIP Contrafund Service Class 2         252,308    31.11     7,849,304       6,993,144
Fidelity VIP Equity-Income                    1,262,702    26.20    33,082,798      29,175,267
Fidelity VIP Growth                           1,500,158    35.87    53,810,661      56,801,329
Fidelity VIP Money Market                        18,875     1.00        18,876          18,876
Janus Aspen Series Worldwide Growth             272,224    32.47     8,839,109       9,702,424
Lincoln VIPT Aggressive Growth                  881,675    11.83    10,428,456      11,581,098
Lincoln VIPT Aggressive Profile                  23,869    13.15       313,953         282,423
Lincoln VIPT Bond                               109,736    12.64     1,387,061       1,410,141
Lincoln VIPT Capital Appreciation                50,202    20.12     1,009,862         830,412
Lincoln VIPT Conservative Profile                 4,134    11.39        47,101          44,949
Lincoln VIPT Growth and Income                   75,988    35.16     2,671,524       2,160,845
Lincoln VIPT International                      161,758    22.70     3,672,385       3,283,694
Lincoln VIPT Managed                             10,939    16.96       185,496         172,490
Lincoln VIPT Moderate Profile                    31,027    12.05       373,787         350,055
Lincoln VIPT Moderately Aggressive Profile      133,385    12.53     1,671,048       1,528,237
Lincoln VIPT Social Awareness                   115,780    35.92     4,158,827       3,679,159
NB AMT Mid-Cap Growth                            97,920    23.26     2,277,617       1,907,903
NB AMT Partners                                 286,328    21.16     6,058,698       5,061,429
T. Rowe Price International Stock               486,205    17.97     8,737,103       5,857,684

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                               UNITS      UNITS    NET INCREASE
SUBACCOUNT                                     ISSUED   REDEEMED    (DECREASE)
-------------------------------------------------------------------------------
ABVPSF Global Technology Class B              201,140   (226,360)     (25,220)
ABVPSF Growth Class B                          28,464    (25,150)       3,314
ABVPSF Growth and Income Class B               14,711     (7,491)       7,220
American Century VP Balanced                   44,598    (78,011)     (33,413)
American Funds Global Growth Class 2           95,139    (28,323)      66,816
American Funds Growth Class 2                 471,668   (235,796)     235,872
American Funds Growth-Income Class 2          127,771    (32,630)      95,141
American Funds International Class 2          363,735   (256,847)     106,888
Baron Capital Asset                            86,345   (103,855)     (17,510)
Delaware VIPT Diversified Income               18,986    (11,119)       7,867
Delaware VIPT High Yield                       16,525     (3,598)      12,927
Delaware VIPT REIT Service Class              154,547    (91,744)      62,803
Delaware VIPT Small Cap Value Service Class   134,636    (66,396)      68,240
Delaware VIPT Trend Service Class             126,975   (104,339)      22,636
Dreyfus Developing Leaders                     69,491   (211,781)    (142,290)
Dreyfus Stock Index                            97,926   (232,010)    (134,084)
DWS VIP Equity 500 Index                      103,085    (47,289)      55,796
DWS VIP Small Cap Index                       123,553    (75,096)      48,457
Fidelity VIP Asset Manager                     59,439   (164,230)    (104,791)
Fidelity VIP Contrafund Service Class 2       268,453   (155,455)     112,998
Fidelity VIP Equity-Income                    126,073   (153,503)     (27,430)
Fidelity VIP Growth                            90,194   (295,641)    (205,447)
Fidelity VIP Money Market                      30,030    (29,600)         430
Janus Aspen Series Worldwide Growth            52,378   (143,035)     (90,657)
Lincoln VIPT Aggressive Growth                 64,099   (184,368)    (120,269)
Lincoln VIPT Aggressive Profile                27,995     (6,825)      21,170
Lincoln VIPT Bond                              64,637    (41,538)      23,099
Lincoln VIPT Capital Appreciation              32,667    (36,920)      (4,253)
Lincoln VIPT Conservative Profile               7,161     (4,426)       2,735
Lincoln VIPT Growth and Income                 53,602   (120,160)     (66,558)
Lincoln VIPT International                    261,820   (119,022)     142,798
Lincoln VIPT Managed                            9,487     (7,590)       1,897
Lincoln VIPT Moderate Profile                  38,301    (19,329)      18,972
Lincoln VIPT Moderately Aggressive Profile     85,738     (8,690)      77,048
Lincoln VIPT Social Awareness                  30,294    (50,905)     (20,611)
NB AMT Mid-Cap Growth                         175,243    (90,250)      84,993
NB AMT Partners                                80,067   (141,652)     (61,585)
T. Rowe Price International Stock              86,277   (111,618)     (25,341)

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                               UNITS      UNITS    NET INCREASE
SUBACCOUNT                                     ISSUED   REDEEMED    (DECREASE)
-------------------------------------------------------------------------------
ABVPSF Global Technology Class B              320,082   (295,126)      24,956
ABVPSF Growth Class B                          34,986    (53,510)     (18,524)
ABVPSF Growth and Income Class B               16,638     (4,307)      12,331
American Century VP Balanced                   68,022    (98,513)     (30,491)
American Funds Global Growth Class 2           41,461     (8,817)      32,644
American Funds Growth Class 2                 440,611   (289,590)     151,021
American Funds Growth-Income Class 2           83,959    (19,143)      64,816
American Funds International Class 2          269,081   (123,235)     145,846
Baron Capital Asset                           119,392   (169,682)     (50,290)
Delaware VIPT Diversified Income               42,818    (23,874)      18,944
Delaware VIPT High Yield                        7,730       (742)       6,988
Delaware VIPT REIT Service Class              156,133   (215,410)     (59,277)
Delaware VIPT Small Cap Value Service Class   146,710    (39,020)     107,690
Delaware VIPT Trend Service Class              47,236    (52,807)      (5,571)
Dreyfus Developing Leaders                     94,404   (213,013)    (118,609)
Dreyfus Stock Index                           159,056   (251,527)     (92,471)

                                               UNITS      UNITS    NET INCREASE
SUBACCOUNT                                    ISSUED    REDEEMED    (DECREASE)
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager                     87,327   (184,152)     (96,825)
Fidelity VIP Contrafund Service Class 2       359,895   (110,195)     249,700
Fidelity VIP Equity-Income                    119,801   (225,346)    (105,545)
Fidelity VIP Growth                           129,193   (379,892)    (250,699)
Fidelity VIP Money Market                      14,679    (14,719)         (40)
Janus Aspen Series Worldwide Growth            96,148   (200,680)    (104,532)
Lincoln VIPT Aggressive Growth                129,977   (180,317)     (50,340)
Lincoln VIPT Aggressive Profile                 3,748        (46)       3,702
Lincoln VIPT Bond                             107,209    (50,974)      56,235
Lincoln VIPT Capital Appreciation              46,212    (32,584)      13,628
Lincoln VIPT Conservative Profile               2,413       (926)       1,487
Lincoln VIPT Growth and Income                154,925    (55,264)      99,661
Lincoln VIPT International                    195,586   (142,379)      53,207
Lincoln VIPT Managed                           15,933     (9,179)       6,754
Lincoln VIPT Moderate Profile                  17,718     (4,605)      13,113
Lincoln VIPT Moderately Aggressive Profile     72,888       (361)      72,527
Lincoln VIPT Social Awareness                  52,659    (42,352)      10,307
NB AMT Mid-Cap Growth                         209,341    (94,402)     114,939
NB AMT Partners                               168,728   (111,160)      57,568
DWS VIP Equity 500 Index                      114,471    (55,101)      59,370
DWS VIP Small Cap Index                        24,366    (16,566)       7,800
T. Rowe Price International Stock              84,326   (128,230)     (43,904)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York

     and

Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2006, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account L at December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2007

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

                                                                2006    2005
                                                               ------   ------
                                                                (IN MILLIONS)
                                                               ---------------
ASSETS
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity (cost: 2006 -- $2,019; 2005 -- $2,012)    $2,046   $2,062
      Equity (cost: 2006 -- $3; 2005 -- $2)                         3        3
   Mortgage loans on real estate                                  174      182
   Policy loans                                                   153      148
   Other investments                                                3        4
                                                               ------   ------
         Total Investments                                      2,379    2,399
Cash and invested cash                                             35       16
Deferred acquisition costs and value of business
   acquired                                                       278      255
Premiums and fees receivable                                        2       --
Accrued investment income                                          30       30
Amounts recoverable from reinsurers                               108       92
Goodwill                                                          110      110
Other assets                                                       38       37
Assets held in separate accounts                                1,728    1,200
                                                               ------   ------
         Total Assets                                          $4,708   $4,139
                                                               ======   ======
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES
Insurance and investment contract liabilities:
   Insurance policy and claim reserves                         $  284   $  259
   Investment contract and policyholder funds                   1,993    1,981
                                                               ------   ------
         Total Insurance and Investment Contract Liabilities    2,277    2,240
Deferred gain on indemnity reinsurance                              2        3
Other liabilities                                                  82      104
Liabilities related to separate accounts                        1,728    1,200
                                                               ------   ------
         Total Liabilities                                      4,089    3,547
                                                               ------   ------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 8)
SHAREHOLDER'S EQUITY
Common stock -- $100 par value authorized, issued
   and outstanding shares -- 20,000 (owned by The
   Lincoln National Life Insurance Company)                         2        2
Retained earnings                                                 607      572
Accumulated Other Comprehensive Income:
   Net unrealized gain on securities available-for-sale            10       18
                                                               ------   ------
         Total Accumulated Other Comprehensive Income              10       18
                                                               ------   ------
         Total Shareholder's Equity                               619      592
                                                               ------   ------
         Total Liabilities and Shareholder's Equity            $4,708   $4,139
                                                               ======   ======

See accompanying Notes to the Financial Statements

STATEMENTS OF INCOME

                                                          2006   2005   2004
                                                          ----   ----   ----
                                                             (IN MILLIONS)
                                                          ------------------
REVENUE:
Insurance premiums                                        $ 17   $  6   $ 11
Insurance fees                                              92     73     67
Net investment income                                      139    138    139
Realized loss on investments                                (3)    (3)    (5)
Other revenue and fees                                      --      1      1
                                                          ----   ----   ----
   Total Revenue                                           245    215    213
                                                          ----   ----   ----
BENEFITS AND EXPENSES:
Benefits                                                   124    114    116
Underwriting, acquisition, insurance and other expenses     72     58     52
                                                          ----   ----   ----
   Total Benefits and Expenses                             196    172    168
                                                          ----   ----   ----
Income before Federal Income Taxes                          49     43     45
Federal income taxes                                        14     14     15
                                                          ----   ----   ----
   Net Income                                             $ 35   $ 29   $ 30
                                                          ====   ====   ====

See accompanying Notes to the Financial Statements

STATEMENTS OF SHAREHOLDER'S EQUITY

                                                             2006   2005   2004
                                                             ----   ----   ----
                                                                (IN MILLIONS)
                                                             ------------------
COMMON STOCK:
Balance at beginning and end-of-year                         $  2   $  2   $  2
RETAINED EARNINGS:
Balance at beginning-of-year                                  572    543    513
Comprehensive income                                           27      9     28
Less other comprehensive loss (net of federal income tax):
   Net unrealized loss on securities available-for-sale,
      net of reclassification adjustment                       (8)   (20)    (2)
                                                             ----   ----   ----
Net income                                                     35     29     30
                                                             ----   ----   ----
      Balance at End-of-Year                                  607    572    543
                                                             ----   ----   ----
NET UNREALIZED GAIN ON SECURITIES AVAILABLE-FOR-SALE:
Balance at beginning-of-year                                   18     38     40
Change during the year                                         (8)   (20)    (2)
                                                             ----   ----   ----
      Balance at End-of-Year                                   10     18     38
                                                             ----   ----   ----
Total Shareholder's Equity at End-of-Year                    $619   $592   $583
                                                             ====   ====   ====

See accompanying Notes to the Financial Statements

STATEMENTS OF CASH FLOWS

                                                       2006   2005    2004
                                                      ---------------------
                                                          (IN MILLIONS)
                                                      ---------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                            $  35  $  29   $  30
Adjustments to reconcile net income to net cash
   provided by operating  activities:
   Deferred acquisition costs and value of
      business acquired                                 (17)   (20)    (12)
   Insurance policy and claim reserve                    25    (72)    (59)
   Investment contract and policyholder funds            (5)   100      75
   Amounts recoverable from reinsurers                  (16)    (5)    (14)
   Federal income taxes                                 (10)    --       4
   Realized loss on investments and derivative
      instruments                                         2      3       5
   Other                                                 17    (16)     (6)
                                                      -----  -----   -----
      Net Adjustments                                    (4)   (10)     (7)
                                                      -----  -----   -----
      Net Cash Provided by Operating Activities          31     19      23
                                                      -----  -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES:
Securities-available-for-sale:
   Purchases                                           (207)  (286)   (308)
   Sales                                                 55     47      88
   Maturities                                           148    182     164
Purchase of other investments                           (14)   (41)    (54)
Sale or maturity of other investments                     9     36      33
Other                                                   (20)   (20)     30
                                                      -----  -----   -----
      Net Cash Used in Investing Activities             (29)   (82)    (47)
                                                      -----  -----   -----
CASH FLOWS FROM FINANCING ACTIVITIES:
Universal life and investment contract deposits         257    240     246
Universal life and investment contract
   withdrawals                                         (181)  (194)   (165)
Investment contract transfers                           (59)   (16)    (44)
Common stock issued for benefit plans                    --     --      --
                                                      -----  -----   -----
      Net Cash Provided by Financing Activities          17     30      37
                                                      -----  -----   -----
      Net Increase (Decrease) in Cash and Invested
         Cash                                            19    (33)     13
Cash and Invested Cash at Beginning-of-Year              16     49      36
                                                      -----  -----   -----
      Cash and Invested Cash at End-of-Year           $  35  $  16   $  49
                                                      =====  ======= =====

See accompanying Notes to the Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Lincoln Life & Annuity Company of New York (the "Company" which may also be referred to as "we" or "us") is a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), which is a wholly-owned subsidiary of Lincoln National Corporation ("LNC"). The Company is currently seeking approval to merge with and into Jefferson Pilot LifeAmerica Insurance Company ("JPLA"), an affiliate, with the name of the surviving entity being Lincoln Life & Annuity Company of New York. JPLA is also currently seeking approval for redomestication from New Jersey to New York. It is anticipated that the redomestication and then the merger will occur effective April 2, 2007. The New Jersey Insurance Department has already approved the redomestication of JPLA from New Jersey to New York. The acceptance of the redomestication to New York and the merger (with the associated name change) are still currently pending approval from the New York Insurance Department. We received regulatory approval for the novation of a block of business from LNL to the Company effective March 1, 2007. This movement of business is a portion of Management's plan to eliminate LNL's accredited reinsurer status in the state of New York. Once completed, this transaction will move approximately $3 billion in assets to the Company.

The Company's principal business consists of underwriting annuities and life insurance contracts sold through multiple distribution channels. The Company conducts business only in New York. Operations are divided into two operating businesses: Individual Markets and Employer Markets. These Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The balance sheet information presented in these financial statements and notes thereto is as of December 31 for each respective year. The statement of income information is for the year ended December 31 for each respective year.

USE OF ESTIMATES.

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates.

INVESTMENTS.

Securities available-for-sale consist of fixed maturity and equity securities, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA"). Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, we apply professional judgment and make adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and interest income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses with a corresponding reduction in the cost of available-for-sale fixed maturity and equity securities. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments.

For the mortgage-backed securities portion of the available-for-sale fixed maturity securities portfolio, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate;
2) the loan's observable market price; or 3) the fair value of the collateral. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. The net provision for losses is reported as realized gain (loss) on investments. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments and net gain (loss) on reinsurance embedded derivative. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

DERIVATIVE INSTRUMENTS.

We recognize all derivative instruments as either assets or liabilities in the Balance Sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. The Company has derivative instruments that are economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

We have certain modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur.

See Note 10 for further discussion of our accounting policy for derivative instruments.

PROPERTY AND EQUIPMENT.

Property and equipment owned for company use is included in other assets in our Balance Sheet and is carried at cost less allowances for depreciation. Provisions for depreciation of property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE AND TRADITIONAL LIFE INSURANCE PRODUCTS.

INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

ASSETS HELD IN SEPARATE ACCOUNTS/LIABILITIES RELATED TO SEPARATE ACCOUNTS.

Assets and liabilities related to separate accounts represent segregated funds administered and invested by us for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the statements of income.

DEFERRED ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, DEFERRED FRONT END LOADS, AND DEFERRED SALES INDUCEMENTS.

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS No. 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs ("DAC") being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Value of business acquired ("VOBA") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., unit-linked products and variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility in net realized gains and losses.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Bonus credits and amounts credited to policyholders for enhanced interest rates on variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements are considered sales inducement and deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") included in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

BENEFITS AND EXPENSES.

Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in the Company's general account during 2004 through 2006 ranged from 4.00% to 7.00%. For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB"), and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB").

GOODWILL.

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause us to review the carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

INSURANCE AND INVESTMENT CONTRACT LIABILITIES.

The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%.

The liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

With respect to its insurance and investment contract liabilities, the Company continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Business assumed by the Company includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2006 and 2005 participating policies comprised approximately 3% of the face amount of insurance in-force, and dividend expenses were $5 million for the year ended December 31, 2006, and $6 million for the years ended December 31, 2005 and 2004.

REINSURANCE.

The Company enters into reinsurance agreements with other companies in the normal course of its business. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS.

The Company's employees participate in the pension and postretirement benefit plans sponsored by LNC. Pursuant to the accounting rules for the obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses including the weighted-average discount rate, expected return on plan assets and a salary increase assumption to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan.

STOCK BASED COMPENSATION.

The Company expenses the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in shareholders' equity. For additional information on stock based incentive compensation see Note 8.

INCOME TAXES.

The Company has elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

RECLASSIFICATIONS.

Certain amounts reported in prior years' Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

2. CHANGES IN ACCOUNTING PRINCIPLES AND CHANGES IN ESTIMATES

SFAS NO. 123(R) -- SHARE-BASED PAYMENT. In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on our income before Federal income taxes or net income.

Prior to January 1, 2006, the Company had adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -- Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

See Note 8 for more information regarding our stock-based compensation plans.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS. In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

STATEMENT OF POSITION 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS. In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for DAC on internal replacements other than those described in SFAS 97. An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or
(c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted this new accounting guidance effective January 1, 2007, impacting our Individual Markets Annuities business. Our adoption will result in a reduction to our DAC and VOBA balances between $1 million to $2 million pre-tax, which will be recorded as a reduction to retained earnings with no impact on net income. The adoption of this new guidance impacts our assumptions of lapsation used in the amortization of DAC and VOBA on some of our blocks of business. The impact of SOP 05-1 is expected to prospectively increase DAC and VOBA amortization $0 million to $1 million, pre-tax, in 2007 assuming that replacement activity, as defined by SOP 05-1, is comparable to recent years. Our estimates are based upon our interpretation of SOP 05-1 and the proposed implementation guidance and do not consider our interpretations of final implementation guidance that could be issued in 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ from our estimates as the issuance of new implementation guidance and evolving industry practice may affect our interpretation and implementation.

EITF 03-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS. In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required the accrual of income on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made.

In September 2004, the FASB delayed the effective date of the accounting and measurement provisions of EITF 03-1 in order to consider further guidance. However, the disclosure requirements and the definition of other-than-temporary impairment ("OTTI") included in EITF 03-1 were not delayed, and accordingly we adopted the definition of OTTI to evaluate all securities within the scope of EITF 03-1 and provided the required disclosures.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of EITF 03-1, references existing OTTI guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 will be applied prospectively and is effective for reporting periods beginning after December 15, 2005. We adopted FSP 115-1 on January 1, 2006, without any material impact to the financial statements.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140. In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assts," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. We expect to adopt SFAS 155 beginning January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Upon adoption of SFAS 155, the fair value election may also be applied to hybrid financial instruments that had previously been bifurcated pursuant to SFAS 133. Prior period restatement is not permitted. SFAS 155 is not expected to have a material impact on our financial condition and results of operations at adoption, however, application of the requirements of SFAS 155 may result in the classification of additional derivative transactions with changes in fair value recognized in net income.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109. In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. We will adopt the provisions of FIN 48 on March 31, 2007 effective January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on our financial condition or results of operations.

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS. In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the effects of SFAS 157 on our financial condition and results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES. In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value, and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first remeasurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the potential effects of SFAS 159 on our financial condition and results of operations.

STATEMENT OF POSITION 03-1 -- In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP").

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts. The Company implemented the provisions of the SOP as of January 1, 2004. Adjustments arising from implementation were not material.

3. INVESTMENTS

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                                 AMORTIZED COST   GAINS   LOSSES   FAIR VALUE
                                                 --------------   -----   ------   ----------
                                                                  (IN MILLIONS)
                                                 -----------------------------------------------
2006:
   Corporate bonds                                   $1,551       $ 40    $  (17)    $1,574
   U.S. Government bonds                                 11         --        --         11
   Foreign government bonds                              15          3        --         18
   Asset and mortgage-backed securities:
      Mortgage pass through securities                   38          1        (1)        38
      Collateralized mortgage obligations               164          1        (2)       163
      Commercial Mortgage Backed Securities             203          4        (2)       205
      Other asset-backed securities                      13         --        --         13
   State and municipal bonds                             21         --        --         21
   Redeemable preferred stocks                            3         --        --          3
                                                     ------       ----    ------     ------
         Total fixed maturity securities              2,019         49       (22)     2,046
Equity securities                                         3         --        --          3
                                                     ------       ----    ------     ------
         Total                                       $2,022       $ 49    $  (22)    $2,049
                                                     ======       ====    ======     ======
2005:
   Corporate bonds                                   $1,546       $ 59    $  (16)    $1,589
   U.S. Government bonds                                 11         --        --         11
   Foreign government bonds                              16          2        --         18
   Asset and mortgage-backed securities:
      Mortgage pass-through securities                   40          1        --         41
      Collateralized mortgage obligations               156          1        (2)       155
      Commercial Mortgage Backed Securities             208          6        (2)       212
      Other asset-backed securities                       7         --        --          7
   State and municipal bonds                             23          1        --         24
   Redeemable preferred stocks                            5         --        --          5
                                                     ------       ----    ------     ------
         Total fixed maturity securities              2,012         70       (20)     2,062
Equity securities                                         2          1        --          3
                                                     ------       ----    ------     ------
         Total                                       $2,014       $ 71    $  (20)    $2,065
                                                     ======       ====    ======     ======

Future maturities of fixed maturity securities available-for-sale are as follows:

                                                              AMORTIZED    FAIR
                                                                 COST      VALUE
                                                              ---------   ------
                                                                 (IN MILLIONS)
                                                              ------------------
Due in one year or less                                         $   92    $   92
Due after one year through five years                              477       483
Due after five years through ten years                             507       506
Due after ten years                                                525       546
                                                                ------    ------
   Subtotal                                                      1,601     1,627
Asset and mortgage-backed securities                               418       419
                                                                ------    ------
   Total                                                        $2,019    $2,046
                                                                ======    ======

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The amortized cost and estimated fair value of investments in asset and mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                                               AMORTIZED    FAIR
                                                                  COST     VALUE
                                                               ---------   -----
                                                                 (IN MILLIONS)
                                                               -----------------
Below 5%                                                          $ 14      $ 14
5%-6%                                                              160       158
6%-7%                                                              141       141
Above 7%                                                           103       106
                                                                  ----      ----
   Total                                                          $418      $419
                                                                  ====      ====

The quality ratings of fixed maturity securities are as follows:

                  RATING AGENCY
    NAIC            EQUIVALENT          FAIR    % OF
DESIGNATION        DESIGNATION         VALUE   TOTAL
-----------   ---------------------   ------   ------
                                        (IN MILLIONS)
                                      ---------------
     1        AAA / AA / A            $1,338    65.4%
     2        BBB                        643    31.4%
     3        BB                          42     2.1%
     4        B                           16     0.8%
     5        CCC and lower                7     0.3%
     6        In or near default          --     0.0%
                                      ------   -----
                                      $2,046   100.0%
                                      ======   =====

The major categories of net investment income are as follows:

                                                              2006   2005   2004
                                                              ----   ----   ----
                                                                 (IN MILLIONS)
                                                              ------------------
Fixed maturity securities available-for-sale                  $119   $118   $120
Equity securities available-for-sale                            --     --     --
Mortgage loans on real estate                                   12     12     11
Policy loans                                                     9      9      9
Other investments                                                1      1      1
                                                              ----   ----   ----
   Investment revenue                                          141    140    141
Investment expense                                               2      2      2
                                                              ----   ----   ----
   Net investment income                                      $139   $138   $139
                                                              ====   ====   ====

The detail of the net realized gain (loss) on investments and derivative instruments is as follows:

                                                             2006   2005   2004
                                                             ----   ----   ----
                                                                (IN MILLIONS)
                                                             ------------------
Fixed maturity securities available-for-sale
   Gross gain                                                 $ 2    $ 2    $ 3
   Gross loss                                                  (3)    (3)    (6)
Associated amortization of
   deferred acquisition costs and
   provision for policyholder commitments                      (2)    (3)    (2)
                                                              ---    ---    ---
Total Investments                                              (3)    (4)    (5)
Derivative instruments net of associated
   (amortization)/ restoration of deferred
   acquisition costs                                           --      1     --
                                                              ---    ---    ---
Total investments and derivative instruments                  $(3)   $(3)   $(5)
                                                              ===    ===    ===

Write-downs for other than temporary declines in fair value of fixed maturity securities and net changes in allowances for loss on mortgage loans, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                                             2006   2005   2004
                                                             ----   ----   ----
                                                               (IN MILLIONS)
                                                             ------------------
Fixed maturity securities available-for-sale                  $2     $2     $4

The change in net unrealized gains on investments in fixed maturity and equity securities available-for-sale is as follows:

                                                             2006   2005   2004
                                                             ----   ----   ----
                                                                (IN MILLIONS)
                                                             ------------------
Fixed maturity securities                                    $(23)  $(56)   $(4)
Equity securities                                              (1)    --     --
                                                             ----   ----    ---
Total                                                        $(24)  $(56)   $(4)
                                                             ====   ====    ===

For securities available-for-sale held by the Company at December 31, 2006 and 2005, that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                             FAIR  % FAIR  AMORTIZED  % AMORTIZED  UNREALIZED  % UNREALIZED
                            VALUE   VALUE     COST        COST        LOSS         LOSS
                            -----  ------  ---------  -----------  ----------  ------------
                                                   (IN MILLIONS)
                            ---------------------------------------------------------------
2006
less than or equal
 to 90 days                  $222    23.4%    $224        23.1%       $ (2)          9.1%
greater than 90 days
 but less than or equal
 to 180 days                   13     1.4%      13         1.4%         --           0.0%
greater than 180 days but
 less than or equal to
 270 days                       5     0.5%       5         0.5%         --           0.0%
greater than 270 days but
 less than or equal to
 1 year                        91     9.6%      93         9.6%         (2)          9.1%
greater than 1 year           616    65.1%     634        65.4%        (18)         81.8%
                             ----   -----     ----       -----        ----         -----
   Total                     $947   100.0%    $969       100.0%       $(22)        100.0%
                             ====   =====     ====       =====        ====         =====
2005
less than or equal to
 90 days                     $167    21.2%    $168        20.8%       $ (1)          5.0%
greater than 90 days but
 less than or equal to
 180 days                     360    45.8%     367        45.5%         (7)         35.0%
greater than 180 days but
 less than or equal to
 270 days                      41     5.2%      42         5.2%         (1)          5.0%
greater than 270 days but
 less than or equal to
 1 year                        60     7.6%      62         7.7%         (2)         10.0%
greater than 1 year           159    20.2%     168        20.8%         (9)         45.0%
                             ----   -----     ----       -----        ----         -----
   Total                     $787   100.0%    $807       100.0%       $(20)        100.0%
                             ====   =====     ====       =====        ====         =====

For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                                    LESS THAN
                                                OR EQUAL TO TWELVE     GREATER THAN TWELVE
                                                      MONTHS                 MONTHS                   TOTAL
                                              ---------------------   ---------------------   ---------------------
                                                           GROSS                   GROSS                   GROSS
                                              CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                              --------   ----------   --------   ----------   --------   ----------
                                                                           (IN MILLIONS)
                                              ---------------------------------------------------------------------
2006
   Corporate bonds                              $277         $ (4)      $437        $(14)       $714        $(18)
   U.S. government bonds                           3           --         --          --           3          --
   Foreign government bonds                        1           --         --          --           1          --
   Asset and mortgage-backed securities:
      Mortgage pass-through securities            --           --         22          (1)         22          (1)
      Collateralized mortgage obligations         25           --         85          (2)        110          (2)
      Commercial mortgage backed securities       25           --         63          (1)         88          (1)
      Other asset-backed securities               --           --          1          --           1          --
   State and municipal bonds                      --           --          8          --           8          --
   Redeemable preferred stocks                    --           --         --          --          --          --
                                                ----         ----       ----        ----        ----        ----
         Total fixed maturity securities         331           (4)       616         (18)        947         (22)
Equity securities                                 --           --         --          --          --          --
                                                ----         ----       ----        ----        ----        ----
         Total                                  $331         $ (4)      $616        $(18)       $947        $(22)
                                                ====         ====       ====        ====        ====        ====

2005:
   Corporate bonds                              $437         $ (8)      $131        $ (8)       $568        $(16)
   U.S. government bonds                          --           --         --          --          --          --
   Foreign government bonds                       --           --         --          --          --          --
   Asset and mortgage-backed securities:
      Mortgage pass-through securities            20           --          5          --          25          --
      Collateralized mortgage obligations         94           (2)         6          --         100          (2)
      Commercial mortgage backed securities       69           (1)        16          (1)         85          (2)
      Other asset-backed securities                1           --         --          --           1          --
   State and municipal bonds                       7           --          1          --           8          --
   Redeemable preferred stocks                    --           --         --          --          --          --
                                                ----         ----       ----        ----        ----        ----
         Total fixed maturity securities         628          (11)       159          (9)        787         (20)
Equity securities                                 --           --         --          --          --          --
                                                ----         ----       ----        ----        ----        ----
         Total                                  $628         $(11)      $159        $ (9)       $787        $(20)
                                                ====         ====       ====        ====        ====        ====

Securities available-for-sale deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by the Company in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) the Company's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 10 for a general discussion of the methodologies and assumptions used to determine estimated fair values.

Impaired mortgage loans and the related allowance for losses were not significant in 2006 and 2005.

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

The mortgage loan allowance for losses for these impaired mortgage loans for the years ended December 31, 2006, 2005 and 2004 was less than $1 million for each period.

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were not significant in 2006, 2005 and 2004.

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2006 and 2005, the Company had no mortgage loans on non-accrual status and no mortgage loans past due 90 days on which interest was still being accrued.

As of December 31, 2006 and 2005, the Company had restructured mortgage loans of less than $1 million. The Company recorded less than $1 million of interest income on these restructured mortgage loans in 2006 and 2005. Interest income in the amount of less than $1 million would have been recorded in both 2006 and 2005 on these mortgage loans according to their original terms. As of December 31, 2006 and 2005, the Company had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2006 the Company's investment commitments for fixed maturity securities (primarily private placements) and mortgage loans on real estate were $8 million.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled less than $1 million and $2 million at December 31, 2006 and 2005, respectively.

4. FEDERAL INCOME TAXES

The Federal income tax expense (benefit) is as follows:

                       2006   2005   2004
                       ----   ----   ----
                         (IN MILLIONS)
                       ------------------
Current                $(2)    $ 9    $13
Deferred                16       5      2
                       ---     ---    ---
   Total tax expense   $14     $14    $15
                       ===     ===    ===

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                     2006   2005   2004
                                     ----   ----   ----
                                        (IN MILLIONS)
                                     ------------------
Tax rate times pre-tax income        $17    $15    $16
Effect of:
   Tax-preferred investment income    (1)    (1)    (1)
   Other items                        (2)    --     --
                                     ---    ---    ---
      Provision for income taxes     $14    $14    $15
                                     ===    ===    ===
      Effective tax rate              29%    32%    34%

The Federal income tax asset (liability) is as follows:

                                        2006   2005
                                        ----   ----
                                       (IN MILLIONS)
                                       -------------
Current                                 $  7   $ (5)
Deferred                                 (41)   (31)
                                        ----   ----
   Total Federal income tax liability   $(34)  $(36)
                                        ====   ====

Components of the Company's deferred tax assets and liabilities are as follows:

                                                        2006   2005
                                                        ----   ----
                                                       (IN MILLIONS)
                                                       -------------
Deferred tax assets:
Insurance and investment contract liabilities           $ 60   $ 67
Investments                                                1      2
Compensation and benefit plans                             1     --
Ceding commission asset                                    2      3
Other                                                     --      5
                                                        ----   ----
   Total deferred tax assets                              64     77
                                                        ----   ----
Deferred tax liabilities:
Deferred acquisition costs                                54     40
Net unrealized gain on securities  available-for-sale      9     18
Present value of business in-force                        37     41
Other                                                      5      9
                                                        ----   ----
   Total deferred tax liabilities                        105    108
                                                        ----   ----
   Net deferred tax liability                           $ 41   $ 31
                                                        ====   ====

The Company files its tax return as part of a consolidated Federal income tax filing with its common parent, LNC. Net cash paid to LNC for Federal income taxes in 2006, 2005 and 2004 was $10 million, $13 million and $10 million, respectively.

At December 31, 2006 and 2005, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. The Company does not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004.

5. SUPPLEMENTAL FINANCIAL DATA

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", are as follows:

                                       2006   2005   2004
                                       ----   ----   ----
                                          (IN MILLIONS)
                                       ------------------
Insurance assumed                      $ --   $ --   $ --
Insurance ceded                         (38)   (46)   (38)
                                       ----   ----   ----
   Net reinsurance premiums and fees   $(38)  $(46)  $(38)
                                       ====   ====   ====

The income statement caption, "Benefits," is net of reinsurance recoveries of $44 million, $39 million and $57 million for the years ended December 31, 2006, 2005 and 2004, respectively.

A rollforward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                           2006   2005   2004
                                           ----   ----   ----
                                              (IN MILLIONS)
                                           ------------------
Balance at beginning-of-year               $138   $ 82   $ 56
Deferral                                     55     50     41
Amortization                                (27)   (16)   (15)
Adjustment related to realized gains on
   securities available-for-sale             (2)    (2)    (2)
Adjustment related to unrealized  losses
   on securities available-for-sale           8     24      2
                                           ----   ----   ----
Balance at end-of-year                     $172   $138   $ 82
                                           ====   ====   ====

A rollforward of balance sheet account "Value of Business Acquired" is as follows:

                               2006   2005   2004
                               ----   ----   ----
                                  (IN MILLIONS)
                               ------------------
Balance at beginning-of-year   $117   $131   $144
   Amortization, net            (11)   (14)   (13)
                               ----   ----   ----
Balance at end-of-year         $106   $117   $131
                               ====   ====   ====

Future estimated amortization of VOBA is as follows:

2007-$10   2008-$12         2009-$12
2010-$12   2011-$ 6   Thereafter-$54

Realized losses on investments and derivative instruments on the Statements of Income for 2006, 2005 and 2004 are net of amounts amortized against DAC and VOBA of $2 million, $3 million and $2 million, respectively. In addition, realized gains and losses are net of adjustments made to policyholder reserves. These amounts were not material for 2006, 2005 and 2004. The Company has either a contractual obligation or has a consistent historical practice of making allocations of investment gains and losses to certain policyholders.

A rollforward of deferred sales inducements, included in other assets on the balance sheet, is as follows:

                               2006   2005   2004
                               ----   ----   ----
                                  (IN MILLIONS)
                               ------------------
Balance at beginning-of-year   $ 8    $ 5     $ 2
   Capitalized                   3      4       3
   Amortization                 (1)   $(1)     --
                               ---    ---     ---
Balance at end-of-year         $10    $ 8     $ 5
                               ===    ===     ===

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                                             2006   2005   2004
                                                             ----   ----   ----
                                                                (IN MILLIONS)
                                                             -------------------
Commissions                                                  $ 53   $ 40   $ 51
General and administrative expenses                            31     33     10
Deferred acquisition costs net of amortization                (28)   (34)   (26)
Other intangibles amortization                                 11     14     13
Taxes, licenses and fees                                        5      4      4
Restructuring charges-includes merger-integration expenses     --      1     --
                                                             ----   ----   -----
   Total                                                     $ 72   $ 58   $ 52
                                                             ====   ====   ====

The carrying amount of goodwill by reportable segment as of December 31 is as follows:

                       2006   2005
                       ----   ----
                      (IN MILLIONS)
                      -------------
Individual Markets:
Life Insurance         $ 93   $ 93
Annuities                17     17
                       ----   ----
   Total               $110   $110
                       ====   ====

Details underlying the balance sheet caption, "Investment Contract and Policyholder Funds," are as follows:

                                                     DECEMBER 31,
                                                   ---------------
                                                    2006     2005
                                                    -----    -----
                                                    (IN MILLIONS)
                                                   ---------------
Premium deposit funds                              $1,000   $1,027
Other policyholder funds                              960      926
Deferred front end loads                               27       20
Undistributed earnings on participating business        6        8
                                                   ------   ------
   Total                                           $1,993   $1,981
                                                   ======   ======

Property and Equipment, which is included in other assets on the balance sheet, includes accumulated depreciation of less than $1 million at both December 31, 2006 and 2005.

6. INSURANCE BENEFIT RESERVES

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2006 and 2005. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                                         2006    2005
                                                         ----    ----
                                                      IN EVENT OF DEATH
                                                    ---------------------
                                                    (DOLLARS IN MILLIONS)
                                                    ---------------------
RETURN OF NET DEPOSIT
   Account value                                        $1,217   $986
   Net amount at risk                                        1      1
   Average attained age of contractholders                  49     49
RETURN OF NET DEPOSITS PLUS A  MINIMUM RETURN(1)
   Average attained age of contractholders                  76     75
   Guaranteed minimum return                                 5%     5%
HIGHEST SPECIFIED ANNIVERSARY ACCOUNT VALUE MINUS
   WITHDRAWALS POST ANNIVERSARY
   Account value                                        $  864   $633
   Net amount at risk                                        2      3
   Average attained age of contractholders                  64     63

----------
(1) Account values and net amounts at risk were not significant for 2006 and 2005.

Approximately $718 million and $390 million of separate account values at December 31, 2006 and 2005 respectively, were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS No. 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2006 and 2005, we had approximately $20 million and $4 million of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                                             2006    2005
                                                             ----    ----
                                                            (IN MILLIONS)
                                                            -------------
Asset Type
Domestic equity                                             $  839   $546
International equity                                           148     86
Bonds                                                          190    136
                                                            ------   ----
   Total                                                     1,177    768
Money market                                                   148     97
                                                            ------   ----
   Total                                                    $1,325   $865
                                                            ======   ====
Percent of total variable annuity separate account values       81%    74%
                                                            ======   ====

The following table summarizes the liabilities for GMDB:

                              GMDB
                          2006   2005
                          ----   ----
                         (IN MILLIONS)
                         -------------
Balance at January 1       $--    $--
Changes in reserves          1     --
Benefits paid               --     --
                           ---    ---
Balance at December 31     $ 1    $--
                           ===    ===

7. EMPLOYEE BENEFIT PLANS

The Company's employees are included in LNC's various benefit plans that provide for pension and other post-retirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans.

PENSION AND OTHER POST-RETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees including those of the Company. Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the cash balance formula. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. The plan is funded by contributions to a tax-exempt trust. LNC's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees (including those of the Company): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans. The supplemental retirement plan provides defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of the Company with a defined pension benefit based on years of service and final monthly salary upon death or retirement. This plan was frozen as of December 31, 2004.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for the Company 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employee's post-retirement plan was amended to provide that employees not attaining age 50 by that date are not eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' post-retirement plan was amended to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire.

LNC uses December 31 as the measurement date for its pension and post-retirement plans.

401(k) AND PROFIT SHARING PLANS

LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees (including those of the Company.) The Company's contribution to the 401(k) plans is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of base pay plus cash bonus, and is invested as directed by the participant. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (again up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors. The Company's expense for the 401 (k) plan were not significant in 2006, 2005 and 2004.

DEFERRED COMPENSATION PLANS

LNC sponsors deferred compensation plans for certain U.S. employees including those of the Company who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, the Company agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The Company makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of the Company's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans were not significant in 2006, 2005, and 2004.

The Company's total liabilities associated with these plans were $1 million at December 31, 2006 and 2005.

8. STOCK-BASED INCENTIVE COMPENSATION PLANS

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, restricted stock awards, restricted stock units, and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black-Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement.

Total pre-tax compensation expense for stock-based awards to employees of the Company was not significant for 2006, 2005 and 2004.

9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

STATUTORY INFORMATION AND RESTRICTIONS

Net income (loss) as determined in accordance with statutory accounting practices for the Company was $(22) million, $(12) million and $21 million for 2006, 2005 and 2004 respectively.

Statutory surplus for the Company was $230 million and $254 million at December 31, 2006 and 2005, respectively. The state of New York has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and effect the Company's reported statutory surplus. The Company utilizes a prescribed method for calculating annuity reserves, which decreased statutory surplus by $3 million and $2 million at December 31, 2006 and 2005, respectively. The Company also uses a permitted valuation interest rate on certain annuities, which decreased statutory surplus by less than $1 million at December 31, 2006 and 2005.

The Company is subject to certain insurance department restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends on Company stock are paid as declared by its Board of Directors. No dividends were declared in 2006, 2005, or 2004.

MARKETING AND COMPLIANCE ISSUES

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, the Company has received inquiries including requests for information and/or subpoenas from various authorities including the SEC, the National Association of Securities Dealers ("NASD") and the New York Attorney General, as well as notices of potential proceedings from the SEC and NASD. The Company is in the process of responding to, and in some cases has settled or is in the process of settling, certain of those inquiries and potential proceedings. We continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect the Company's financial position.

INSURANCE CEDED AND ASSUMED

The Company cedes insurance to other insurance companies. The portion of risks exceeding the company's retention limit is reinsured with other insurers. The Company seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2006, the Company's maximum retention was less than $1 million on a single insured. Portions of the Company's deferred annuity business have been reinsured on a Modco basis with other companies to limit the company's exposure to interest rate risks. At December 31, 2006, the ceded reserves associated with these reinsurance arrangements totaled $15 million. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying Financial Statements reflect premiums, benefits and deferred acquisition costs net of insurance ceded (see Note 5). The Company remains liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

As a result of indemnity reinsurance transactions entered into by the Company to purchase business from Aetna, Inc. and CIGNA Corporation insurance companies, the Company assumes insurance from these companies. Other amounts of insurance are assumed as a result of smaller purchases made by the Company.

VULNERABILITY FROM CONCENTRATIONS

At December 31, 2006, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2006 29% of such mortgages, or $51 million, involved properties located in California, Illinois and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $4 million. Also at December 31, 2006, the Company did not have a material concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial position. Because the Company sells insurance products only in the state of New York, the Company does have a material concentration of its business in that state. This concentration could make the Company vulnerable to legislative or other risks that might significantly impact the ability to do business in the state of New York. The Company is not aware of any significant risks as a result of this geographic concentration.

OTHER CONTINGENCY MATTERS

The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As of December 31, 2006 and 2005 the Company's derivative instruments consisted principally of the reinsurance related embedded derivative attributable to Modco and CFW arrangements. See Notes 1 and 10 for additional information.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

FIXED MATURITY AND EQUITY SECURITIES -- AVAILABLE-FOR-SALE

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The estimated fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS

The estimated fair value of investments in policy loans is calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

DERIVATIVE INSTRUMENTS

Fair values for these contracts are based on current settlement values. These values are based on industry standard models that are commercially available for put options. These models project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present-valued to arrive at the derivatives' current fair market values.

OTHER INVESTMENTS, CASH AND INVESTED CASH

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting. Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

INVESTMENT TYPE INSURANCE CONTRACTS

The balance sheet captions, "Insurance Policy and Claims Reserves" and "Investment Contract and Policyholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Investment Contract and Policyholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor has the Company determined the fair value of such contracts. It is the Company's position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements) are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

Assets held in separate accounts are reported at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                                         2006                2005
                                                                 ------------------   ------------------
                                                                 CARRYING     FAIR    CARRYING     FAIR
                                                                   VALUE     VALUE      VALUE     VALUE
                                                                 --------   -------   --------   -------
                                                                                (IN MILLIONS)
                                                                 ---------------------------------------
Assets (liabilities):
Fixed maturities securities                                       $ 2,046   $ 2,046    $ 2,062   $ 2,062
Equity securities                                                       3         3          3         3
Mortgage loans on real estate                                         174       178        182       189
Policy loans                                                          153       164        148       158
Other investments                                                       3         3          4         4
Cash and invested cash                                                 35        35         16        16
Investment type insurance contracts:
   Deposit contracts and certain guaranteed interest contracts     (1,039)   (1,027)    (1,007)   (1,016)
   Remaining guaranteed interest and similar contracts                 --        --         --        --
Investment commitments                                                 --        --         --        --
Derivative instruments*                                                 2         2         --        --

----------
* Total derivative instruments for 2006 represent reinsurance related embedded derivatives of $2 million recorded as a contraliability in insurance policy and claim reserves on the Balance Sheets.

As of December 31, 2006 and 2005, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $17 million and $20 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

11. SEGMENT INFORMATION

In the quarter ended June 30, 2006, LNC completed its merger with Jefferson-Pilot and changed its management organization. LNC also realigned its reporting segments to reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. As a result of these changes, we provide products and services in two operating businesses:
(1) Individual Markets and (2) Employer Markets, and report results through three business segments. The following is a brief description of these segments.

Individual Markets. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Various insurance and investment products are currently marketed to individuals and businesses in the State of New York. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

Employer Markets. The Employer Markets business provides its products through the Retirement Products segment. Various insurance and investment products are currently marketed to individuals and businesses in the State of New York. Through its Retirement Products segment, which consists of its Defined Contribution and Executive Benefits businesses, Employer Markets provides employer-sponsored variable and fixed annuities, mutual-fund based programs in the 401(k), 403(b), and 457 marketplaces and corporate/bank owned life insurance.

We also have "Other Operations," which includes the financial data for operations that are not directly related to the business segments as well as unallocated items (such as corporate investment income on assets not allocated to our business units, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses).

Financial data by segment for 2004 through 2006 is as follows:

                                      2006   2005   2004
                                      ----   ----   ----
                                         (IN MILLIONS)
                                      ------------------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
      Annuities                       $ 35   $ 22   $ 22
      Life Insurance                   147    121    134
                                      ----   ----   ----
      Total Individual Markets         182    143    156
                                      ----   ----   ----
   Employer Markets:
      Retirement Products               55     53     50
Other Operations                        11     22     12
Net realized investment results(1)      (3)    (3)    (5)
                                      ----   ----   ----
      Total                           $245   $215   $213
                                      ====   ====   ====
NET INCOME:
Segment Operating Income:
   Individual Markets:
      Annuities                       $ 10   $  4   $  2
      Life Insurance                    18     17     22
                                      ----   ----   ----
      Total Individual Markets          28     21     24
                                      ----   ----   ----
   Employer Markets:
      Retirement Products                3      2      2
Other Operations                         6      8      7
Net realized investment results(2)      (2)    (2)    (3)
                                      ----   ----   ----
Net Income                            $ 35   $ 29   $ 30
                                      ====   ====   ====

                          2006     2005
                         ------   ------
                          (IN MILLIONS)
                         ---------------
ASSETS:
   Annuities             $1,590   $1,141
   Life Insurance         1,762    1,627
   Retirement Products    1,284    1,209
   Other Operations          72      162
                         ------   ------
Total                    $4,708   $4,139
                         ======   ======

----------
(1) Includes realized losses on investments of $3 million, $4 million and $5 million for 2006, 2005 and 2004, respectively; and realized gains on derivative instruments of $1 million for 2005.

(2) Includes realized losses on investments of $2 million, $2 million and $3 million for 2006, 2005 and 2004, respectively.

12. SHAREHOLDER'S EQUITY

LNL owns all of the 20,000 authorized, issued and outstanding shares of $100 par value common stock of the Company.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                         2006     2005
                                        ------   ------
                                         (IN MILLIONS)
                                        ---------------
Fair value of securities
   available-for-sale                   $2,049   $2,065
Cost of securities available-for-sale    2,022    2,014
                                        ------   ------
Unrealized gain                             27       51
Adjustments to deferred
   acquisition costs                       (10)     (18)
Amounts required to satisfy
   policyholder commitments                 (1)      (3)
Deferred income taxes                       (6)     (12)
                                        ------   ------
   Net unrealized gain on securities
      available-for-sale                $   10   $   18
                                        ======   ======

Details underlying the change in net unrealized gain on securities available-for-sale, net of reclassification adjustment shown on the Statements of Shareholder's Equity are as follows:

                                           2006   2005   2004
                                           ----   ----   ----
                                              (IN MILLIONS)
                                           ------------------
Unrealized gains (losses) on securities
   available-for-sale arising during
   the year                                $(13)  $(30)   $ 1
Less: Reclassification adjustment for
   gains on disposals of prior year
   inventory included in net income(1)        1      1      2
Less: Federal income tax expense
   (benefit) on reclassification             (6)   (11)     1
                                           ----   ----    ---
Net change in unrealized gain (loss) on
   securities available-for-sale, net of
   reclassifications and federal income
   tax expense (benefit)                   $ (8)  $(20)   $(2)
                                           ====   ====    ===

----------
(1) The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the deferred acquisition costs asset line and included within the insurance policy and claim reserve line on the Balance Sheets, respectively.

13. RESTRUCTURING CHARGES

The following provides details on the Company's restructuring charges.

All restructuring charges recorded by the Company are included in underwriting, acquisition, insurance and other expenses within Other Operations on the Statements of Income in the years incurred.

2003 RESTRUCTURING PLAN

In January 2003, LNL realigned the operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning us for future growth. In February 2003, LNL announced plans to consolidate our fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, LNL announced additional realignment activities. The total restructuring cost to the Company was less than $1 million in both 2005 and 2004. There were no restructuring charges in 2006. Additional amounts expended that do not qualify as restructuring charges were less than $1 million for 2004. There were no amounts expended that do not qualify as restructuring during 2006 and 2005. These plans were completed in 2006.

14. TRANSACTIONS WITH AFFILIATES

The Company's products are primarily distributed through affiliated organizations, LFA and LFD. The Company paid $5 million, $15 million and $13 million in 2006, 2005, and 2004, respectively to these organizations based on business produced by them.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of the Company's general account investments. The management of these investments is priced on an "at cost" basis. The Company paid fees of approximately $2 million to DMH for investment management services in 2006, 2005 and 2004, respectively.

The Company provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC, which resulted in net payments of $33 million, $28 million and $25 million in 2006, 2005 and 2004, respectively. The Company's related accounts payable to affiliates was $4 million and $1 million as of December 31, 2006 and 2005, respectively.

The Company cedes business to one affiliated company, LNL. During the fourth quarter of 2004, the Company entered into an additional arrangement with Lincoln National Reinsurance Company Limited relating to certain risks for certain universal life policies, which resulted from recent actuarial reserving guidelines. The caption insurance premiums, in the accompanying Statements of Income has been reduced by $3 million, $9 million and $7 million for premiums paid on these contracts in 2006, 2005, and 2004, respectively. The captions insurance policy and claim reserves and contractholder funds, in the accompanying balance sheets have been reduced by $9 million and $11 million related to reserve credits taken on these contracts as of December 31, 2006 and 2005, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York ("Company") as of December 31, 2006 and 2005, and the related statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 19, 2007

AUDITED FINANCIAL STATEMENTS

Jefferson Pilot LifeAmerica Insurance Company
As of December 31, 2006 and 2005 and For the Periods April 3 Through
December 31, 2006 and January 1 Through April 2, 2006 and For the Years Ended December 31, 2005 and 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY

                          AUDITED FINANCIAL STATEMENTS

      AS OF DECEMBER 31, 2006 AND 2005 AND FOR THE PERIODS APRIL 3 THROUGH DECEMBER 31, 2006 AND JANUARY 1 THROUGH APRIL 2, 2006 AND FOR THE YEARS ENDED
                           DECEMBER 31, 2005 AND 2004

CONTENTS

Report of Independent Registered Public Accounting Firm                      F-1
Audited Financial Statements
   Balance Sheets as of December 31, 2006 and 2005                           F-2
Statements of Income for the periods April 3 through December 31, 2006, and January 1 through April 2, 2006 and the years ended December 31,
   2005 and 2004                                                             F-4
Statements of Stockholder's Equity for the periods April 3 through
   December 31, 2006 and January 1 through April 2, 2006 and for the years
   ended December 31, 2005 and 2004                                          F-5
Statements of Cash Flows for the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended
   December 31, 2005 and 2004                                                F-6
Notes to Financial Statements                                                F-7

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson Pilot LifeAmerica Insurance Company

We have audited the accompanying balance sheets of Jefferson Pilot LifeAmerica Insurance Company (a wholly owned subsidiary of Jefferson Pilot Financial Insurance Company) as of December 31, 2006 and 2005, and the related statements of income, stockholder's equity, and cash flows for each of the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jefferson Pilot LifeAmerica Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004 in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Greensboro, North Carolina
March 19, 2007

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (IN THOUSANDS)

                                                               DECEMBER 31,
                                                         -----------------------
                                                            2006         2005
                                                         ----------   ----------
ASSETS
Investments:
   Debt securities available-for-sale, at fair value
      (amortized cost  $1,239,939 and $1,112,279)        $1,247,554   $1,129,040
   Debt securities held-to-maturity, at amortized cost
      (fair value  $0 and $107,519)                              --      104,140
   Equity securities available-for-sale, at fair value
      (cost $1,798 and $1,144)                                1,812        1,570
   Mortgage loans on real estate                             77,081       84,644
   Policy loans                                              30,907       30,219
                                                         ----------   ----------
Total investments                                         1,357,354    1,349,613
Cash and cash equivalents                                     8,254        4,748
Accrued investment income                                    18,927       18,192
Due from reinsurers                                          11,293        9,734
Deferred policy acquisition costs                            25,760       53,262
Value of business acquired                                   62,552       11,187
Goodwill                                                     53,556       19,382
Other assets                                                  4,725        1,576
Assets held in separate accounts                             24,388       20,487
                                                         ----------   ----------
Total assets                                             $1,566,809   $1,488,181
                                                         ==========   ==========

See accompanying notes.

                                                              DECEMBER 31,
                                                        ------------------------
                                                           2006          2005
                                                        ----------   -----------
LIABILITIES
Policy liabilities:
   Future policy benefits                               $  157,544   $  130,812
   Policyholder contract deposits                        1,082,087    1,082,688
   Policy and contract claims                                5,773        2,915
   Other                                                    19,857       16,754
                                                        ----------   ----------
Total policy liabilities                                 1,265,261    1,233,169
Currently recoverable income taxes                          (4,599)      (4,130)
Deferred income tax liabilities                             20,836       13,580
Accounts payable, accruals and other liabilities             8,309        7,398
Liabilities related to separate accounts                    24,388       20,487
                                                        ----------   ----------
Total liabilities                                        1,314,195    1,270,504

Commitments and contingent liabilities (see Note 13)

STOCKHOLDER'S EQUITY
   Common stock, par value $20 per share, 132,000
      shares,  authorized,  issued and outstanding           2,640        2,640
   Paid in capital                                         230,447      178,399
   Retained earnings                                        15,849       27,449
   Accumulated other comprehensive income                    3,678        9,189
                                                        ----------   ----------
Total stockholder's equity                                 252,614      217,677
                                                        ----------   ----------
Total liabilities and stockholder's equity              $1,566,809   $1,488,181
                                                        ==========   ==========

See accompanying notes.

                 JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (IN THOUSANDS)

                                                          PERIOD FROM   PERIOD FROM
                                                            APRIL 3      JANUARY 1         YEAR ENDED
                                                            THROUGH       THROUGH         DECEMBER 31,
                                                          DECEMBER 31,    APRIL 2,    ------------------
                                                              2006          2006        2005       2004
                                                          -----------   -----------   --------   -------
REVENUE
Premiums and other considerations                           $18,120       $ 4,926     $ 10,088   $ 6,003
Universal life and investment product charges                17,462         5,468       22,239    16,720
Net investment income                                        57,063        18,736       78,380    79,168
Realized investment losses                                      (13)          (95)      (3,911)   (3,564)
                                                            -------       -------     --------   -------
Total revenues                                               92,632        29,035      106,796    98,327

BENEFITS AND EXPENSES
Insurance and annuity benefits                               48,271        17,530       63,771    65,260
Insurance commissions, net of deferrals                       1,956           685        1,192     1,596
General and administrative expenses, net of deferrals         7,837         2,116        7,958     5,736
Insurance taxes, licenses and fees                            2,414           885        2,187     2,579
Amortization of deferred acquisition costs and value of
   business acquired                                          7,469         2,307       10,580     4,025
Interest expense                                                  3            14           18         1
                                                            -------       -------     --------   -------
Total benefits and expenses                                  67,950        23,537       85,706    79,197
                                                            -------       -------     --------   -------
Income before income taxes                                   24,682         5,498       21,090    19,130
INCOME TAXES:
   Current                                                   (6,007)         (432)       4,712     1,774
   Deferred                                                  14,840         2,391        2,890     4,856
                                                            -------       -------     --------   -------
Total income taxes                                            8,833         1,959        7,602     6,630
                                                            -------       -------     --------   -------
Net income                                                  $15,849       $ 3,539     $ 13,488   $12,500
                                                            =======       =======     ========   =======

See accompanying notes.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN THOUSANDS)

                                                                          ACCUMULATED
                                                                             OTHER           TOTAL
                                         COMMON    PAID IN    RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                         STOCK     CAPITAL    EARNINGS       INCOME         EQUITY
                                        -------   ---------   --------   -------------   -------------
BALANCE, JANUARY 1, 2004                $ 2,640   $ 178,399   $ 21,461      $ 27,536       $ 230,036
Net income                                   --          --     12,500            --          12,500
Unrealized loss on available-for-sale
   securities, net of taxes                  --          --         --        (1,205)         (1,205)
                                                                                           ---------
   Comprehensive income                      --          --         --            --          11,295
Dividends paid                               --          --    (15,000)           --         (15,000)
                                        -------   ---------   --------      --------       ---------
BALANCE, DECEMBER 31, 2004                2,640     178,399     18,961        26,331         226,331
                                        =======   =========   ========      ========       =========
Net income                                   --          --     13,488            --          13,488
Unrealized loss on available-for-sale
   securities, net of taxes                  --          --         --       (17,142)        (17,142)
                                                                                           ---------
   Comprehensive loss                        --          --         --            --          (3,654)
Dividends paid                               --          --     (5,000)           --          (5,000)
                                        -------   ---------   --------      --------       ---------
BALANCE, DECEMBER 31, 2005                2,640     178,399     27,449         9,189         217,677
                                        =======   =========   ========      ========       =========
Net income                                   --          --      3,539            --           3,539
Parent company capital contribution
   for stock option expense                  --         530         --            --             530
Unrealized loss on available-for-sale
   securities, net of taxes                  --          --         --       (10,314)        (10,314)
                                                                                           ---------
   Comprehensive loss                        --          --         --            --          (6,245)
                                        -------   ---------   --------      --------       ---------
BALANCE, APRIL 2, 2006                    2,640     178,929     30,988        (1,125)        211,432
                                        =======   =========   ========      ========       =========
Acquisition by Lincoln National
   Corporation:
Sale of stockholder's equity             (2,640)   (178,929)   (30,988)        1,125        (211,432)
Lincoln National Corporation
   purchase price                         2,640     230,447         --            --         233,087
                                        -------   ---------   --------      --------       ---------
BALANCE, APRIL 3, 2006                    2,640     230,447         --            --         233,087
                                        =======   =========   ========      ========       =========
Net income                                   --          --     15,849            --          15,849
Unrealized gain on available-for-sale
   securities, net of taxes                  --          --         --         3,678           3,678
                                                                                           ---------
   Comprehensive income                      --          --         --            --          19,527
                                        -------   ---------   --------      --------       ---------
BALANCE, DECEMBER 31, 2006              $ 2,640   $ 230,447   $ 15,849      $  3,678       $ 252,614
                                        =======   =========   ========      ========       =========

See accompanying notes.

                  JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                       PERIOD FROM    PERIOD FROM
                                                          APRIL 3      JANUARY 1          YEAR ENDED
                                                          THROUGH       THROUGH          DECEMBER 31,
                                                       DECEMBER 31,     APRIL 2,    ---------------------
                                                           2006           2006         2005        2004
                                                       ------------   -----------   ---------   ---------
OPERATING ACTIVITIES
Net income                                               $  15,849     $   3,539    $  13,488   $  12,500
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Change in policy liabilities other than deposits         10,587         2,431       (5,469)      3,272
   Credits to policyholder accounts, net                     4,825         3,911       24,733      30,097
   Deferral of policy acquisition costs and sales
      inducements, net of amortization                     (26,651)       (3,513)     (11,882)     (9,832)
   Change in receivables and asset accruals                 (2,557)         (872)       2,430         265
   Change in payables and expense accruals                  14,810         1,453        7,415      (5,073)
   Realized investment losses                                   13            95        3,911       3,564
   Depreciation and amortization (accretion)                (2,258)          588        2,359       1,473
   Amortization (accretion) and additions to
      value of business acquired, net                          639           284        2,262      (2,284)
   Stock compensation                                           --           530           --          --
   Other                                                     3,709           (52)          --         910
                                                         ---------     ---------    ---------   ---------
Net cash provided by operating activities                   18,966         8,394       39,247      34,892
                                                         ---------     ---------    ---------   ---------
INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                    52,806        12,039      134,734      31,932
   Maturities, calls and redemptions                        96,135        15,895      117,009      92,976
   Purchases                                              (193,889)       (8,265)    (204,588)   (209,339)
Securities held-to-maturity:
   Sales                                                        --            35          226         298
   Maturities, calls and redemptions                            --         3,396       22,263      10,617
   Purchases                                                    --            --          (32)         --
Repayments of mortgage loans                                 5,915         1,028       82,275       6,420
Mortgage loans originated                                       --            --     (114,334)    (15,700)
Increase in policy loans, net                                 (299)         (389)      (1,189)     (1,477)
Other investing activities, net                                105          (150)          --          (1)
                                                         ---------     ---------    ---------   ---------
Net cash provided by (used in) investing activities        (39,227)       23,589       36,364     (84,274)
                                                         ---------     ---------    ---------   ---------
FINANCING ACTIVITIES

Policyholder contract deposits                             172,521        26,770      123,658     146,140
Withdrawals of policyholder contract deposits             (142,552)      (64,955)    (196,204)    (97,603)
Cash dividends paid                                             --            --       (5,000)    (15,000)
                                                         ---------     ---------    ---------   ---------
Net cash provided by (used in) financing activities         29,969       (38,185)     (77,546)     33,537
                                                         ---------     ---------    ---------   ---------
Net increase (decrease) in cash and cash equivalents         9,708        (6,202)      (1,935)    (15,845)
Cash and cash equivalents, beginning                        (1,454)        4,748        6,683      22,528
                                                         ---------     ---------    ---------   ---------
Cash and cash equivalents, ending                        $   8,254     $  (1,454)   $   4,748   $   6,683
                                                         =========     =========    =========   =========
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                            $       3     $      14    $      18   $       1
                                                         =========     =========    =========   =========

See accompanying notes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                  JEFFERSON-PILOT LIFEAMERICA INSURANCE COMPANY
                          (DOLLAR AMOUNTS IN THOUSANDS)
                                DECEMBER 31, 2006

1. NATURE OF OPERATIONS

Jefferson-Pilot LifeAmerica Insurance Company (JP LifeAmerica or the Company), a wholly owned subsidiary of Jefferson Pilot Financial Insurance Company (the Parent), is domiciled in the state of New Jersey. Prior to April 3, 2006, the Parent was wholly owned by Jefferson-Pilot Corporation (Jefferson-Pilot). The Company is principally engaged in the sale of individual life insurance products, individual annuity products, and worksite and group non-medical products (primarily term life and disability) in the states of New York and New Jersey. These products are marketed primarily through personal producing general agents and brokers throughout the United States.

On April 3, 2006, Lincoln National Corporation (LNC or the Ultimate Parent) completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard
(SFAS) No. 141, Business Combinations (SFAS 141), and Jefferson Pilot Financial Insurance Company became wholly owned by LNC. The New York Insurance Department is reviewing for approval a request to merge the Lincoln Life and Annuity Company of New York (LLANY), with and into the Company and the Company into Lincoln National Life Insurance Company (LNL) on April 2, 2007, along with the resulting entity being redomiciled to New York. Both LLANY and LNL are subsidiaries of LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JP LifeAmerica were "pushed down" to the Company's financial statements in accordance with push down accounting rules. The Company is in the process of finalizing its internal studies of the fair value of the net assets acquired including investments, value of business acquired (VOBA), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained, which may result in adjustments to goodwill, which the Company does not expect to be material.

The fair value of JP LifeAmerica's net assets assumed in the merger was $233,087. Goodwill of $53,556 resulted from the excess of purchase price over the fair value of JP LifeAmerica's net assets. The parent paid a premium over the fair value of JP LifeAmerica's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

                                                   PRELIMINARY     FAIR VALUE
                                                    FAIR VALUE   ADJUSTMENTS(1)
                                                   -----------   --------------
Investments                                        $ 1,306,793      $    753
Due from reinsurers                                      9,540            --
Deferred policy acquisition costs                           --       (59,599)
Value of business acquired                              65,012        53,512
Goodwill                                                53,556        34,174
Other assets                                            24,357         4,912
Assets held in separate accounts                        22,110            --
Policy liabilities                                  (1,219,879)      (18,553)
Income tax liabilities                                  (2,500)        6,456
Accounts payable, accruals and other liabilities        (3,792)           --
Liabilities related to separate accounts               (22,110)           --
                                                   -----------      --------
   Total net assets acquired                       $   233,087      $ 21,655
                                                   ===========      ========

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                       PRELIMINARY
                        FAIR VALUE
                       -----------
Individual Markets:
   Life Insurance        $44,454
   Annuities               9,102
                         -------
      Total Goodwill     $53,556
                         =======

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting principles (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 6.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, unearned revenue and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES

Debt and equity securities are classified as either securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity, or securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, adjustments are made applying professional judgment based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at the unpaid balances adjusted for amortization of premiums and discounts, and are net of estimated unrecoverable amounts. An allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Changes in the allowance are reported as realized investment gains (losses) within the statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies, and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

The Company's traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life products and annuity products are amortized incorporating the assumptions listed above for fixed products, except for interest spreads. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.0%.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of credit and non-credit related realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs are evaluated in relation to emerging experience. When actual experience varies from the assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs, referred to as unlockings, are reflected in amortization expense within the statements of income.

Deferred policy acquisition costs are periodically reviewed to determine that the unamortized portion does not exceed expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

GOODWILL

Goodwill (purchase price in excess of net assets acquired in a business combination) carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

DEFERRED SALES INDUCEMENTS

The Company has policies in force containing two primary types of sales inducements: 1) day-one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest crediting bonuses. These bonuses are accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The unamortized balance of the Company's deferred sales inducement asset is reported in other assets within the balance sheets.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent variable annuity and variable universal life funds segregated for the benefit of certain policyholders who bear the investment risk of their account balances. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the statements of income. Fees charged on separate account policyholder account balances are included in universal life and investment product charges in the statements of income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included in other policy liabilities within the balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative profits recorded from purchase date for pre-merger issues and from contract inception for post merger issues through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.

If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities other than portions carried in the separate account, discussed above. The liability is determined using the retrospective deposit method and is presented before deduction of potential surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written that relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these charges is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross profits. The net amounts deferred and amounts recognized is reflected in universal life and investment product charges in the statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the statements of income within universal life and investment product charges in the period such revisions occur.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability income and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

STOCK BASED COMPENSATION

The Company is included in LNC's consolidated incentive compensation plans. The Company expenses its portion of the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to paid-in capital in shareholder's equity.

INCOME TAXES

On April 3, 2006, Jefferson-Pilot, the Company's ultimate parent at the time, merged with and into a wholly owned acquisition subsidiary of LNC, a holding company with control over other insurance subsidiaries. As a result, LNC became the ultimate parent after completion of the merger. Prior to this merger, the Company's federal income tax return was consolidated with all companies, which were 80% or more owned by Jefferson-Pilot. Effective as of the merger date, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead the Company will file a separate federal income tax return consolidated with the Parent, of which the Company is a wholly owned insurance company subsidiary. Pursuant to an intercompany tax sharing agreement with the Parent, the Company provides for income taxes on a separate company basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax return. Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that the Company expects, more likely than not, will be realized.

NEW ACCOUNTING PRONOUNCEMENTS

THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first re-measurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the potential effects of SFAS 159 on its financial condition and results of operations.

CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on the Company's financial statements.

FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 157, "Fair Value Measurements" (SFAS 157), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the effects of SFAS 157 on its financial condition and results of operations.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

In July 2006, the FASB issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109 (FIN
48). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. The Company will adopt the provisions of FIN 48 on March 31, 2007 effective January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on the Company's financial condition or results of operations.

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" (SFAS
155), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" (DIG B40). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

The Company will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 is not expected to have a material impact on the Company's financial condition or results of operations.

SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" (SFAS 123(R)), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" (SFAS 123). SFAS 123(R) requires recognition, at fair value, of all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, the Company adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the Company's net income.

Prior to January 1, 2006, the Company accounted for stock incentive awards in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and accordingly, recognized no compensation expense for stock option awards to employees when the option price was not less than the market value of the stock at the date of award.

See Note 15 for more information regarding stock-based compensation plans.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments", (FSP 115-1). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 - "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments", references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value". FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. The Company's existing policy for recognizing other-than-temporary impairments is consistent with the guidelines in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where the Company does not have the intent to hold the securities until either maturity or recovery. The Company adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on the Company's financial condition or results of operations. See Note 3 for discussion of investment impairments and related disclosures.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position
(SOP) 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 addresses the accounting for Deferred Acquisition Costs (DAC) on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

The Company will adopt this new accounting guidance effective January 1, 2007. The adoption of this new guidance impacts the Company's assumptions for lapsation used in the amortization of DAC and Value of Business Acquired
(VOBA). The Company estimates that its adoption will result in an immaterial adjustment to DAC and VOBA balances upon adoption and an immaterial increase to amortization in 2007. The Company's estimates are based upon its interpretation of SOP 05-1 and the proposed implementation guidance. The Company continues to analyze the impact on DAC and VOBA amortization and is currently evaluating the effect of a Technical Practice Aide (TPA) issued in February 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ significantly from the Company's preliminary estimates as the issuance of new implementation guidance and evolving industry practice may affect its interpretation and implementation.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities are as follows:

                                                                       DECEMBER 31, 2006
                                                       -------------------------------------------------
                                                         COST OR       GROSS        GROSS
                                                        AMORTIZED   UNREALIZED   UNREALIZED
                                                          COST         GAINS      (LOSSES)    FAIR VALUE
                                                       ----------   ----------   ----------   ----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $    9,009     $   23       $   (41)   $    8,991
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)         94,586        402          (108)       94,880
Obligations of states and political subdivisions            5,640         30                       5,670
Corporate obligations                                   1,058,673      8,195        (1,399)    1,065,469
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)         66,041        574           (60)       66,555
Affiliate bonds                                             5,990         --            (1)        5,989
                                                       ----------     ------       -------    ----------
Subtotal, debt securities                               1,239,939      9,224        (1,609)    1,247,554
Equity securities                                           1,798         14            --         1,812
                                                       ----------     ------       -------    ----------
Securities available-for-sale                          $1,241,737     $9,238       $(1,609)   $1,249,366
                                                       ==========     ======       =======    ==========

                                                                       DECEMBER 31, 2005
                                                       -------------------------------------------------
                                                         COST OR       GROSS        GROSS
                                                        AMORTIZED   UNREALIZED   UNREALIZED
                                                          COST         GAINS      (LOSSES)    FAIR VALUE
                                                       ----------   ----------   ----------   ----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                            $    9,371     $   334     $    (11)   $    9,694
Federal agency issued mortgage- backed securities
   (including collateralized mortgage obligations)         56,334         738         (999)       56,073
Obligations of states and political subdivisions           11,616         505         (227)       11,894
Corporate obligations                                     939,700      26,656      (10,675)      955,681
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)         94,207         867         (301)       94,773
Redeemable preferred stocks                                 1,051          --         (126)          925
                                                       ----------     -------     --------    ----------
Subtotal, debt securities                               1,112,279      29,100      (12,339)    1,129,040
Equity securities                                           1,144         426           --         1,570
                                                       ----------     -------     --------    ----------
Securities available-for-sale                          $1,113,423     $29,526     $(12,339)   $1,130,610
                                                       ==========     =======     ========    ==========
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Corporate obligations                                  $  104,140     $ 4,219     $   (840)   $  107,519
                                                       ==========     =======     ========    ==========

Affiliated bonds consist of securities issued by LNC. See further discussion in
Note 11.

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2006, according to contractual maturity date, are as indicated below. Contractual maturity dates were utilized for all securities except for mortgage-backed securities which are based upon estimated maturity dates. Actual future maturities may differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due the Company, with or without penalty.

                                            AVAILABLE-FOR-SALE
                                         -----------------------
                                          AMORTIZED
                                             COST     FAIR VALUE
                                         ----------   ----------
Due in one year or less                  $   60,024   $   60,021
Due after one year through five years       543,368      545,676
Due after five years through ten years      320,915      323,518
Due after ten years                         155,005      156,904
Amounts not due at a single maturity        160,627      161,435
                                         ----------   ----------
                                         $1,239,939   $1,247,554
                                         ==========   ==========

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $0 and $0 at December 31, 2006 and $3,346 and $3,348 at December 31, 2005.

CHANGES IN NET UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES

Changes in amounts affecting net unrealized gains on securities available-for-sale included in other comprehensive income, reduced by deferred income taxes, are as follows:

                                                               NET UNREALIZED GAINS (LOSSES)
                                                            ----------------------------------
                                                               DEBT        EQUITY
                                                            SECURITIES   SECURITIES     TOTAL
                                                            ----------   ----------   --------
Net unrealized gains on securities available-for-sale
   as of December 31, 2003                                   $ 27,230      $ 306      $ 27,536
Change during year ended December 31, 2004:
   Increase (decrease) in stated amount of securities         (10,242)       117       (10,125)
   Increase in value of business acquired and
      deferred policy acquisition costs                         8,270         --         8,270
   Decrease (increase) in deferred income tax liabilities         691        (41)          650
                                                             --------      -----      --------
Increase (decrease) in net unrealized gains included
   in other comprehensive income                               (1,281)        76        (1,205)
                                                             --------      -----      --------
Net unrealized gains on securities
   available-for-sale as of December 31, 2004                  25,949        382        26,331
Change during year ended December 31, 2005:
   Decrease in stated amount of securities                    (32,893)      (165)      (33,058)
   Increase in value of business acquired and deferred
      policy acquisition costs                                  6,687         --         6,687
   Decrease in deferred income tax liabilities                  9,172         57         9,229
                                                             --------      -----      --------
Decrease in net unrealized gains included in other
   comprehensive income                                       (17,034)      (108)      (17,142)
                                                             --------      -----      --------
Net unrealized gains on securities
   available-for-sale as of December 31, 2005                   8,915        274         9,189
Change during period January 1 through April 2, 2006:
   (Decrease) increase in stated amount of securities         (19,481)       228       (19,253)
   Increase in value of business acquired and
      deferred policy acquisition costs                         3,385         --         3,385
   Decrease (increase) in deferred income tax liabilities       5,633        (79)        5,554
                                                             --------      -----      --------
(Decrease) increase in net unrealized gains included
   in other comprehensive Income                              (10,463)       149       (10,314)
                                                             --------      -----      --------
Net unrealized gains (losses) on securities
   available-for-sale as of April 2, 2006                      (1,548)       423        (1,125)
                                                             --------      -----      --------
Net unrealized gains (losses) on securities
   available-for sale as of April 2, 2006                      (1,548)       423        (1,125)
Sale of stockholder's equity                                    1,548       (423)        1,125
                                                             --------      -----      --------
Net unrealized gains on securities
   available-for-sale as of April 3, 2006                          --         --            --
Change during period April 3 through December 31, 2006:
   Increase in stated amount of securities                      7,614         14         7,628
   Decrease in value of business acquired and
      deferred policy acquisition costs                        (1,971)        --        (1,971)
   Increase in deferred income tax liabilities                 (1,974)        (5)       (1,979)
                                                             --------      -----      --------
Increase in net unrealized gains included
   in other comprehensive income                                3,669          9         3,678
                                                             --------      -----      --------
Net unrealized gains on securities
   available-for-sale as of December 31, 2006                $  3,669      $   9      $  3,678
                                                             ========      =====      ========

NET INVESTMENT INCOME

The details of investment income, net of investment expenses, follow:

                                          PERIOD FROM   PERIOD FROM
                                            APRIL 3      JANUARY 1        YEAR ENDED
                                            THROUGH       THROUGH        DECEMBER 31,
                                         DECEMBER 31,     APRIL 2,    -----------------
                                             2006           2006        2005      2004
                                         ------------   -----------   -------   -------
Interest on debt securities                $52,195        $17,208     $72,622   $74,321
Investment income on equity securities         100             20         219       259
Interest on mortgage loans                   3,739          1,227       4,185     3,043
Interest on policy loans                     1,706            400       2,052     2,195
Other investment income                        349             71          19        99
                                           -------        -------     -------   -------
Gross investment income                     58,089         18,926      79,097    79,917
Investment expenses                         (1,026)          (190)       (717)     (749)
                                           -------        -------     -------   -------
Net investment income                      $57,063        $18,736     $78,380   $79,168
                                           =======        =======     =======   =======

Investment expenses include salaries and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other-than-temporary impairments, follow:

                                               PERIOD FROM   PERIOD FROM
                                                 APRIL 3      JANUARY 1        YEAR ENDED
                                                 THROUGH       THROUGH        DECEMBER 31,
                                              DECEMBER 31,     APRIL 2,    -----------------
                                                  2006           2006        2005      2004
                                              ------------   -----------   -------   -------
Debt securities                                   $(106)        $(138)     $(4,063)  $(3,647)
Other                                               148            20          (20)      (64)
Amortization of deferred policy acquisition
   costs and value of business acquired             (55)           23          172       147
                                                  -----         -----      -------   -------
Realized investment losses                        $ (13)        $ (95)     $(3,911)  $(3,564)
                                                  =====         =====      =======   =======

See Note 4 for a discussion of amortization of deferred policy acquisition costs, value of business acquired and deferred sales inducements.

Information about total gross realized gains and losses on securities, including other-than-temporary impairments, follows:

                                               PERIOD FROM   PERIOD FROM
                                                 APRIL 3      JANUARY 1        YEAR ENDED
                                                 THROUGH       THROUGH        DECEMBER 31,
                                              DECEMBER 31,     APRIL 2,    -----------------
                                                  2006           2006        2005      2004
                                              ------------   -----------   -------   -------
Gross realized:
   Gains                                          $ 481         $  16      $ 1,306   $ 1,080
   Losses                                          (587)         (154)      (5,369)   (4,727)
                                                  -----         -----      -------   -------
Realized losses on total debt securities          $(106)        $(138)     $(4,063)  $(3,647)
                                                  =====         =====      =======   =======

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, follows:

                                                    PERIOD FROM   PERIOD FROM
                                                      APRIL 3      JANUARY 1        YEAR ENDED
                                                      THROUGH       THROUGH        DECEMBER 31,
                                                   DECEMBER 31,     APRIL 2,    -----------------
                                                       2006           2006        2005      2004
                                                   ------------   -----------   -------   -------
Gross realized:
   Gains                                               $ 481         $   7      $ 1,225   $   537
   Losses                                               (587)         (145)      (5,317)   (4,670)
                                                       -----         -----      -------   -------
Realized losses on available-for-sale securities       $(106)        $(138)     $(4,092)  $(4,133)
                                                       =====         =====      =======   =======

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT

Investments in debt and equity securities include 328 issuers, with only one corporate issuer representing more than one percent of debt and equity securities. Debt securities considered less than investment grade approximated 3% of the total debt securities portfolio as of December 31, 2006 and 2005.

The Company's commercial mortgage loan portfolio is comprised of conventional real estate mortgages collateralized primarily by industrial (61%), retail (24%), office (11%), apartment (4%) and other properties (0%). Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 28% of stated mortgage loan balances as of December 31, 2006, are for properties located in East North Central states, approximately 20% are for properties located in Mountain states, approximately 18% are for properties located in South Atlantic states, approximately 11% are for properties located in East South Central states, and approximately 11% are for properties located in West South Central states. No other geographic region represents as much as 10% of December 31, 2006 mortgage loans.

At December 31, 2006 and 2005, the recorded investment in mortgage loans that are considered to be potentially impaired was $0 and $2,238. There were no delinquent loans outstanding as of December 31, 2006 and 2005. The related allowance for credit losses on all mortgage loans was $0 and $420 at December 31, 2006, and 2005. The average recorded investment in impaired loans was $0 from April 3 through December 31, 2006, $2,225 from January 1 through April 2, 2006, and $2,263 and $1,144 during the years ended December 31, 2005 and 2004, on which interest income of $0 from April 3 through December 31, 2006, $57 from January 1 through April 2, 2006, and $191 and $194 during the years ended December 31, 2005 and 2004, was recognized.

During 2005 and 2004, the Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized cost of securities sold was $226 and $298 for 2005 and 2004, which resulted in no realized gains or losses.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. The tables below summarize unrealized losses on all securities held by both asset class and length of time that a security has been in unrealized loss position:

                                                                         DECEMBER 31, 2006
                                             ---------------------------------------------------------------------
                                               LESS THAN 12 MONTHS     12 MONTHS OR LONGER           TOTAL
                                             -----------------------   -------------------   ---------------------
                                                             GROSS                GROSS                    GROSS
                                                          UNREALIZED    FAIR   UNREALIZED     FAIR      UNREALIZED
                                             FAIR VALUE     LOSSES     VALUE     LOSSES       VALUE       LOSSES
                                             ----------   ----------   -----   ----------    --------   ----------
U.S. Treasury obligations & direct
   obligations of U.S. government agencies    $  6,481      $   (41)    $--       $--        $  6,481     $   (41)
Federal agency mortgage-backed securities
   (including collateralized
   mortgage obligations)                        25,646         (108)     --        --          25,646        (108)
Corporate obligations                          246,575       (1,399)     --        --         246,575      (1,399)
Corporate private-labeled mortgage-backed
   securities (including collateralized
   mortgage obligations)                        17,369          (60)     --        --          17,369         (60)
Affiliate bonds                                  5,989           (1)     --        --           5,989          (1)
                                              --------      -------     ---       ---        --------     -------
Total temporarily impaired securities         $302,060      $(1,609)    $--       $--        $302,060     $(1,609)
                                              ========      =======     ===       ===        ========     =======

                                                                        DECEMBER 31, 2005
                                             -----------------------------------------------------------------------
                                               LESS THAN 12 MONTHS      12 MONTHS OR LONGER             TOTAL
                                             -----------------------   ---------------------   ---------------------
                                                             GROSS                   GROSS                   GROSS
                                                          UNREALIZED      FAIR    UNREALIZED     FAIR     UNREALIZED
                                             FAIR VALUE     LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                             ----------   ----------   --------   ----------   --------   ----------
U.S. Treasury obligations & direct
   obligations of U.S. government agencies    $    816      $   (11)   $     --    $    --     $    816    $    (11)
Federal agency mortgage-backed securities
   (including collateralized
   mortgage obligations)                        35,598         (999)         --         --       35,598        (999)
Obligations of state and
   political subdivisions                        6,388         (227)         --         --        6,388        (227)
Corporate obligations                          350,427       (7,072)    137,089     (4,443)     487,516     (11,515)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)         22,262         (301)         --         --       22,262        (301)
Redeemable preferred stock                         925         (126)         --         --          925        (126)
                                              --------      -------    --------    -------     --------    --------
Total temporarily impaired securities         $416,416      $(8,736)   $137,089    $(4,443)    $553,505    $(13,179)
                                              ========      =======    ========    =======     ========    ========

Several bonds were written down as other-than-temporarily impaired for a realized loss of $294, $3,204 and $2,901 in 2006, 2005 and 2004, primarily due to interest related risk in 2005 and a general weakness in the airline industry during 2004.

One statistic to which the Company pays particular attention to with respect to debt securities is the fair value to amortized cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less than 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuation of assets specifically pledged to support the credit, the overall financial condition of the issuer, past due interest or principal payments, and the Company's intent and ability to hold the security for a sufficient time to allow for a recovery in value.

The table below summarizes the securities with unrealized losses in the Company's debt security portfolio as of December 31, 2006:

            AMORTIZED     FAIR     UNREALIZED
               COST       VALUE      LOSSES     PERCENTAGE
            ---------   --------   ----------   ----------
90% - 99%    $303,669   $302,060     $(1,609)      100%
             --------   --------     -------       ---
             $303,669   $302,060     $(1,609)      100%
             ========   ========     =======       ===

As of December 31, 2006, the Company held no securities that were "potentially distressed".

4. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET

DEFERRED POLICY ACQUISITION COSTS

The following table rolls forward the Company's deferred policy acquisition costs asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                                       PERIOD FROM   PERIOD FROM
                                                         APRIL 3      JANUARY 1        YEAR ENDED
                                                         THROUGH       THROUGH        DECEMBER 31,
                                                      DECEMBER 31,     APRIL 2,    -----------------
                                                          2006           2006        2005      2004
                                                      ------------   -----------   -------   -------
Beginning balance                                       $ 59,599       $53,262     $36,594   $23,087
Purchase accounting fair value adjustment                (59,599)           --          --        --
Cumulative effect of change in accounting principle           --            --          --      (919)
Group coinsurance assumed                                     --            --          --        69
Deferral:
   Commissions                                            18,605         3,505      14,933    12,828
   Other                                                   9,023         2,044       4,610     2,988
                                                        --------       -------     -------   -------
                                                          27,628         5,549      19,543    15,816
Amortization                                              (1,663)       (2,023)     (8,318)   (6,309)
Adjustment related to realized losses
   (gains) on debt securities                                132            21         102        64
Adjustment related to unrealized losses
   (gains) on securities available-for-sale                 (337)        2,790       5,341     4,786
                                                        --------       -------     -------   -------
Ending balance                                          $ 25,760       $59,599     $53,262   $36,594
                                                        ========       =======     =======   =======

See Note 9 for discussion of group coinsurance transaction.

4. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET--CONTINUED

VALUE OF BUSINESS ACQUIRED

The following table rolls forward the Company's value of business acquired asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                                     PERIOD FROM   PERIOD FROM
                                                       APRIL 3      JANUARY 1        YEAR ENDED
                                                       THROUGH       THROUGH        DECEMBER 31,
                                                    DECEMBER 31,     APRIL 2,    -----------------
                                                        2006           2006        2005      2004
                                                    ------------   -----------   -------   -------
Beginning balance                                     $11,500        $11,187     $12,033   $ 6,182
Purchase accounting fair value adjustment              53,512             --          --        --
Deferral of commissions and accretion of interest       5,167             --          --        --
Amortization                                           (5,806)          (284)     (2,262)    2,284
Adjustment related to realized losses
   (gains) on debt securities                            (187)             2          70        83
Adjustment related to unrealized losses
   (gains) on securities available-for-sale            (1,634)           595       1,346     3,484
                                                      -------        -------     -------   -------
Ending balance                                        $62,552        $11,500     $11,187   $12,033
                                                      =======        =======     =======   =======

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

2007   8.8%
2008   7.0%
2009   5.6%
2010   7.7%
2011   7.5%

DEFERRED SALES INDUCEMENT ASSET

The deferred sales inducement asset is included within other assets in the balance sheets. The following table rolls forward the Company's deferred sales inducement asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                             PERIOD FROM   PERIOD FROM
                                               APRIL 3      JANUARY 1       YEAR ENDED
                                               THROUGH       THROUGH       DECEMBER 31,
                                            DECEMBER 31,     APRIL 2,    ---------------
                                                2006           2006       2005     2004
                                            ------------   -----------   ------   ------
Beginning balance                             $ 1,890         $1,903     $1,246   $   --
Purchase accounting fair value adjustment      (1,890)            --         --       --
Cumulative effect of adoption                      --             --         --      916
Additional amounts deferred                       693            100        912      469
Amortization                                       (7)          (113)      (255)    (139)
                                              -------         ------     ------   ------
Ending balance                                $   686         $1,890     $1,903   $1,246
                                              =======         ======     ======   ======

5. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 5.5% to 7.8% and, when applicable, uniform grading over 10 years to ultimate rate of 6.5%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 3.0% to 6.7% in 2006, 2005, and 2004. The average credited interest rates for universal life-type products were 4.5% in 2006, 4.7% in 2005 and 4.2% in 2004. For annuity products, credited interest rates generally ranged from 3.0% to 7.4% in 2006, 3.0% to 6.4% in 2005 and 3.0% to 7.4% in 2004. The average credited interest rate for annuity products was 4.2% for 2006, 3.9% for 2005, and 4.6% in 2004.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses was as follows:

                                              PERIOD FROM   PERIOD FROM
                                                APRIL 3      JANUARY 1         YEAR ENDED
                                                THROUGH       THROUGH         DECEMBER 31,
                                             DECEMBER 31,     APRIL 2,    -------------------
                                                 2006           2006        2005       2004
                                             ------------   -----------   --------   --------
Beginning Balance                              $ 22,973       $ 24,282    $ 22,893   $ 21,320
Less reinsurance recoverables                     4,764          5,082       5,330      5,105
                                               --------       --------    --------   --------
Net balance as of beginning of period            18,209         19,200      17,563     16,215
                                               --------       --------    --------   --------
Reinsurance transaction (See Note 9)                 --             --          --        494
Amount incurred:
   Current year                                   6,782            459       4,950      4,520
   Prior year                                      (814)          (550)       (575)    (1,575)
                                               --------       --------    --------   --------
                                                  5,968            (91)      4,375      2,945
                                               --------       --------    --------   --------
Less amount paid:
   Current year                                   2,484            212       1,957      1,326
   Prior year                                       919            688         781        765
                                               --------       --------    --------   --------
                                                  3,403            900       2,738      2,091
                                               --------       --------    --------   --------
Net balance as of end of period                  20,774         18,209      19,200     17,563
Plus reinsurance recoverables                     4,560          4,764       5,082      5,330
                                               --------       --------    --------   --------
Balance as of end of period                    $ 25,334       $ 22,973    $ 24,282   $ 22,893
                                               ========       ========    ========   ========
Balance as of end of period included with:
   Total future policy benefits                $157,544       $156,495    $130,812   $131,575
   Less: Other future policy benefits           132,842        134,206     107,165    109,277
                                               --------       --------    --------   --------
       A&H future benefits                       24,702         22,289      23,647     22,298
                                               --------       --------    --------   --------
   Total policy and contract claims               5,773          3,749       2,915      7,657
   Less: Other policy and contract claims         5,141          3,065       2,280      7,062
                                               --------       --------    --------   --------
       A&H policy and contract claims               632            684         635        595
                                               --------       --------    --------   --------
       Total A&H reserves                      $ 25,334       $ 22,973    $ 24,282   $ 22,893
                                               ========       ========    ========   ========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. Higher than anticipated claims resulted in adjustments related to a medical block of business that is in run out mode.

SOP 03-1 POLICY LIABILITIES

At December 31, 2006 and 2005, the amount of SOP 03-1 policy liabilities included within other policy liabilities on the balance sheets was $2,634 and $1,137.

6. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory financial statements.

The principal differences between SAP and GAAP are 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
2) the value of business acquired is not capitalized under SAP, but is under GAAP, 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, 4) the classification and carrying amounts of investments in certain securities are different, 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and 7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2006 and 2005 was $68,826 and $100,586. Reported statutory net income (loss) for the years ended December 31, 2006, 2005, and 2004 was $(26,363), $(1,311) and $(4,676).

Risk-Based Capital (RBC) requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2006, the life insurance subsidiaries' adjusted capital and surplus exceeded their authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $6,516 on deposit with various states in 2006 and $6,859 in 2005.

The New Jersey statutes require the Company to maintain minimum capital of $1,530 and minimum unassigned surplus of $6,120. Additionally, the New Jersey statutes limit the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Payments of dividends to the stockholder generally are restricted to the greater of 10% of policyholders' surplus of the previous year or the previous year's net income. Depending on the timing of payments, approximately $6,619 in dividends can be paid in 2007 without prior approval of the New Jersey Commissioner of Banking and Insurance.

7. FEDERAL INCOME TAXES

The Federal income tax expense (benefit) is as follows:

                     PERIOD FROM   PERIOD FROM
                       APRIL 3      JANUARY 1       YEAR ENDED
                       THROUGH       THROUGH       DECEMBER 31,
                    DECEMBER 31,     APRIL 2,    ---------------
                        2006           2006       2005     2004
                    ------------   -----------   ------   ------
Current               $(6,007)        $ (432)    $4,712   $1,774
Deferred               14,840          2,391      2,890    4,856
                      -------         ------     ------   ------
Total tax expense     $ 8,833         $1,959     $7,602   $6,630
                      =======         ======     ======   ======

The effective tax rate on pre-tax income (loss) from continuing operations is higher than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                        PERIOD FROM   PERIOD FROM
                                          APRIL 3      JANUARY 1
                                          THROUGH       THROUGH       DECEMBER 31,
                                       DECEMBER 31,     APRIL 2,    ---------------
                                           2006           2006       2005     2004
                                       ------------   -----------   ------   ------
Tax rate of 35% times pre-tax income      $8,640         $1,924     $7,381   $6,695
Effect of:
   Tax-preferred investment income            (7)            (6)       (36)     (73)
   Return to provision adjustment            110             37        239       --
   Other items                                90              4         18        8
                                          ------         ------     ------   ------
      Provision for income taxes          $8,833         $1,959     $7,602   $6,630
                                          ======         ======     ======   ======
      Effective tax rate                    35.8%          35.6%      36.0%    34.7%
                                          ======         ======     ======   ======

The Federal income tax liability is as follows:

                                         YEAR ENDED
                                        DECEMBER 31,
                                     -----------------
                                       2006      2005
                                     -------   -------
Current                              $(4,599)  $(4,130)
Deferred                              20,836    13,580
                                     -------   -------
Total federal income tax liability   $16,237   $ 9,450
                                     =======   =======

Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                           DECEMBER 31,
                                                       -------------------
                                                         2006       2005
                                                       --------   --------
Deferred income tax assets:
   Insurance and investment contract liabilities       $  4,845   $  6,248
   Obligation for postretirement benefits                   125         --
   Capital loss carryforward                                813        314
   Deferred gain recognition for income tax purposes        399        399
   Property, plant, and equipment                           482        526
   Deferral of policy acquisition costs                      73         --
   Other deferred tax assets                                238        543
                                                       --------   --------
Total deferred tax assets                                 6,975      8,030
Deferred income tax liabilities:
   Deferral of policy acquisition costs                      --    (11,987)
   Present value in force                               (24,628)    (4,591)
   Net unrealized gains on securities                    (2,670)    (4,948)
   Investments                                              (76)       (76)
   Other deferred tax liabilities                          (437)        (8)
                                                       --------   --------
Total deferred tax liabilities                          (27,811)   (21,610)
                                                       --------   --------
Net deferred income tax liabilities                    $(20,836)  $(13,580)
                                                       ========   ========

The Company and its affiliates are part of a consolidated Federal income tax filing with the Parent. Cash paid (received) for income taxes in 2006, 2005, and 2004 was ($5.7) million, $5.0 million, and $5.2 million, respectively.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

The Parent consolidated return group is subject to annual examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 2000-2003, with assessments resulting in a payment that was not material to the results of operations. Jefferson-Pilot and its affiliates are currently under examination by the IRS for years 2004 and 2005. The Company does not anticipate that any adjustments which might result from such audits would be material to its results of operations or financial condition.

8. RETIREMENT BENEFIT PLANS

PENSION PLANS

The Company's employees participate in the Ultimate Parent's tax-qualified and non-qualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The tax-qualified plan is funded through group annuity contracts with Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the tax-qualified plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Ultimate Parent. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS

The Company's employees participate in the Ultimate Parent's contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation (APBO) as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

DEFINED CONTRIBUTION PLANS

The Company participates in the Ultimate Parent's defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of the Parent's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

9. REINSURANCE

The Company attempts to reduce exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures the portion of an individual life insurance risk in excess of its retention limits, which ranges from $400 to $2,100 for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004.

The Company generally assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis. In March 2004, the Parent (including the Company) acquired (via a reinsurance transaction) substantially all of the in-force U.S. group life, disability and dental business of the Canada Life Assurance Company (Canada Life), an indirect subsidiary of the Great-West Lifeco Inc. Upon closing, Canada Life ceded, and the Company assumed, approximately $1,127 of policy liabilities. The Company also assumed assets to back these liabilities in the amount of $206, including $69 of deferred policy acquisition costs. These deferred policy acquisition costs represent the premium-paying period of the blocks of policies acquired and are amortized over 15 years. The revenues and benefits and expenses associated with these blocks are presented in the Company's statements of income in a manner consistent with the Company's accounting policies. Most of the business assumed has subsequently been rewritten to the Company's own policy forms such that the Company is now the direct writer of this business.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges, and total benefits were as follows:

                                             PERIOD FROM   PERIOD FROM
                                               APRIL 3      JANUARY 1        YEAR ENDED
                                               THROUGH       THROUGH        DECEMBER 31,
                                            DECEMBER 31,     APRIL 2,    -----------------
                                                2006           2006        2005      2004
                                            ------------   -----------   -------   -------
Premiums and other considerations direct       $19,376       $ 5,249     $11,488   $ 6,645
Premiums and other considerations assumed            9             2          18       180
Less premiums and other
   considerations ceded                          1,265           325       1,418       822
                                               -------       -------     -------   -------
Net premiums and other considerations          $18,120       $ 4,926     $10,088   $ 6,003
                                               =======       =======     =======   =======
Universal life and investment product
   charges, direct and assumed                 $21,962       $ 6,242     $24,796   $18,261
Less universal life and investment
   product charges ceded                         4,500           774       2,557     1,541
Net universal life and investment              -------       -------     -------   -------
   product charges                             $17,462       $ 5,468     $22,239   $16,720
                                               =======       =======     =======   =======
Benefits direct                                $51,475       $17,580     $63,138   $65,761
Benefits assumed                                   (94)          136        (147)      519
Less reinsurance recoveries                      3,110           186        (780)    1,020
                                               -------       -------     -------   -------
Net benefits                                   $48,271       $17,530     $63,771   $65,260
                                               =======       =======     =======   =======

The negative benefits assumed amount in 2005 was a result of lapsation within the Canada Life block.

10. OTHER COMPREHENSIVE INCOME

The components of other comprehensive income, along with related tax effects were as follows:

                                                                                  UNREALIZED
                                                                                   GAINS ON
                                                                                 AVAILABLE-FOR
                                                                               -SALE SECURITIES
                                                                               ----------------
BALANCE AT JANUARY 1, 2004                                                         $ 27,536
Unrealized holding losses arising during period, net of $2,095 tax benefit           (3,891)
Less: reclassification adjustment
   Losses realized in net income, net of $1,447 tax benefit                          (2,686)
                                                                                   --------
BALANCE AT DECEMBER 31, 2004                                                         26,331
Unrealized holding losses arising during period, net of $10,661 tax benefit         (19,802)
Less: reclassification adjustment
   Losses realized in net income, net of $1,432 tax benefit                          (2,660)
                                                                                   --------
BALANCE AT DECEMBER 31, 2005                                                          9,189
Unrealized holding losses arising during period, net of $5,602 tax benefit          (10,404)
Less: reclassification adjustment
   Losses realized in net income, net of $48 tax benefit                                (90)
                                                                                   --------
BALANCE AT APRIL 2, 2006                                                             (1,125)
Acquisition by Lincoln National Corporation:
   Purchase accounting elimination of accumulated other comprehensive income          1,125
                                                                                   --------
BALANCE AT APRIL 3, 2006                                                                 --
Unrealized holding gains arising during period, net of $2,018 tax expense             3,609
Less: reclassification adjustment
   Losses realized in net income, net of $37 tax benefit                                (69)
                                                                                   --------
BALANCE AT DECEMBER 31, 2006                                                       $  3,678
                                                                                   ========

11. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with Jefferson-Pilot Life Insurance Company and certain of its affiliates for personnel and facilities usage, general management services, and investment management services. The Company expensed, prior to deferrals, $17,107 from April 3 through December 31, 2006, $3,756 from January 1 through April 2, 2006, and $12,870 and $8,937 during the years ended December 31, 2005 and 2004, for general management and investment services provided by Jefferson-Pilot Life Insurance Company. At December 31, 2006 and 2005, the Company had $5,418 and $1,760 payable to Jefferson-Pilot Life Insurance Company related to these service contracts. These balances are included in other assets on the balance sheets.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the balance sheets as of December 31:

                                                  2006    2005
                                                 ------   ----
Lincoln National Corporation Senior Promissory
   Notes due 2007, interest rate of 5.25%        $5,990    $--

The Company recognized interest income totaling $267 from April 3 through December 31, 2006 and $0 from January 1 through April 2, 2006, related to the preceding assets.

12. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value and fair value of financial instruments, as of December 31 were as follows:

                                                  2006                     2005
                                       -----------------------   -----------------------
                                        CARRYING       FAIR       CARRYING       FAIR
                                          VALUE        VALUE        VALUE        VALUE
                                       ----------   ----------   ----------   ----------
FINANCIAL ASSETS
Debt securities available-for-sale     $1,247,554   $1,247,554   $1,129,040   $1,129,040
Debt securities held-to-maturity               --           --      104,140      107,519
Equity securities available-for-sale        1,812        1,812        1,570        1,570
Mortgage loans on real estate              77,081       78,151       84,644       85,530
Policy loans                               30,907       35,406       30,219       34,530
FINANCIAL LIABILITIES
Annuity contract liabilities
   in accumulation phase                  742,110      717,887      780,800      756,508

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the balance sheet due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the balance sheet.

The fair values of debt, equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expect future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the balance sheet, are estimated to equal the cash surrender values of the contracts.

13. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt instruments for its investment portfolio in private placement transactions. At December 31, 2006, there was $2,100 of outstanding commitments to acquire debt securities in private placement transactions.

In the normal course of business, the Company is party to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

14. SEGMENT INFORMATION

The Company's reporting segments reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. The Company provides products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through Group Protection, formerly referred to as Benefit Partners. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans. Most of the Company's group contracts are sold to employers with fewer than 500 employees.

The Company also has "Other Operations," which includes the financial data for operations that are not directly related to the business segments, unallocated items (such as corporate investment income on assets not allocated to the Company's business units, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses).

Segment operating revenue and income (loss) from operations are internal measures used by the Company's management and Board of Directors to evaluate and assess the results of its segments. Operating revenue is GAAP revenue excluding realized gains and losses on investments. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses. The Company's management and Board of Directors believe that operating revenue and income
(loss) from operations explain the results of its ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current businesses because net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

Operating revenue and income (loss) from operations do not replace revenues and net income as the GAAP measure of the Company's results of operations.

The following tables show financial data by segment:

                                           PERIOD FROM   PERIOD FROM
                                             APRIL 3      JANUARY 1        YEAR ENDED
                                             THROUGH       THROUGH        DECEMBER 31,
                                          DECEMBER 31,     APRIL 2,    ------------------
                                              2006           2006        2005       2004
                                          ------------   -----------   --------   -------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
      Individual Annuities                   $36,435       $12,162     $ 52,583   $54,555
      Life Insurance                          40,404        12,466       48,497    42,028
                                             -------       -------     --------   -------
         Individual Markets Total             76,839        24,628      101,080    96,583
                                             -------       -------     --------   -------
   Employer Markets:
      Group Protection                        14,534         3,644        5,896       978
                                             -------       -------     --------   -------
         Employer Markets Total               14,534         3,644        5,896       978
                                             -------       -------     --------   -------
Other Operations                               1,272           858        3,731     4,330
Net realized gain (loss) on investments          (13)          (95)      (3,911)   (3,564)
                                             -------       -------     --------   -------
   Total                                     $92,632       $29,035     $106,796   $98,327
                                             =======       =======     ========   =======
NET INCOME:
Segment Operating Income:
   Individual Markets:
      Individual Annuities                   $ 5,965       $ 1,276     $  4,113   $ 4,907
      Life Insurance                           7,110         1,629        9,933     7,222
                                             -------       -------     --------   -------
         Individual Markets Total             13,075         2,905       14,046    12,129
                                             -------       -------     --------   -------
   Employer Markets:
      Group Protection                         2,319            72           46         8
Other Operations                                 464           624        1,938     2,680
Net realized gain (loss) on investments           (9)          (62)      (2,542)   (2,317)
                                             -------       -------     --------   -------
NET INCOME                                   $15,849       $ 3,539     $ 13,488   $12,500
                                             =======       =======     ========   =======

                                December 31,
                          -----------------------
                             2006         2005
                          ----------   ----------
ASSETS:
Individual Markets:
   Individual Annuities   $  921,549   $  920,496
   Life Insurance            621,322      490,519
Employer Markets:
   Group Protection           25,683        8,409
Other Operations              (1,745)      68,757
                          ----------   ----------
   Total                  $1,566,809   $1,488,181
                          ==========   ==========

15. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement. Total stock-based compensation expense allocated to the Company for the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 were $285 and $495 related to the various LNC stock incentive plans. The compensation cost is included in the general and administrative expenses, net of deferrals, line item on the Company's statements of income.

Excluding the option grants made in February 2006, outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to the same terms and conditions that existed, except that each of these stock options is now exercisable for LNC common stock. Grants of Jefferson-Pilot stock options in February 2006 will generally continue to vest in one-third annual increments. All employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon closing the merger resulting in an expense of $37 on April 2, 2006.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
            (FORMERLY JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY)

                        SUPPLEMENTAL FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(FORMERLY JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY)

SUPPLEMENTAL BALANCE SHEETS

                                                                      DECEMBER 31,   DECEMBER 31,
                                                                          2006           2005
                                                                      ------------   ------------
                                                                             (IN MILLIONS)
                                                                      ---------------------------
ASSETS
Investments:
   Securities available-for sale, at fair value:
      Fixed Maturity (cost: 2006 -- $3,259, 2005 -- $1,112)              $3,294         $1,129
      Equity (cost: 2006 -- $5, 2005 -- $1)                                   5              2
   Securities held-to-maturity, at amortized cost
      (fair value: 2006-$0, 2005-$107)                                       --            104
   Mortgage loans on real estate                                            251             85
   Policy loans                                                             184             30
   Other investments                                                          3             --
                                                                         ------         ------
      Total Investments                                                   3,737          1,350
Cash and invested cash                                                       43              5
Accrued investment income                                                    49             18
Due from reinsurers                                                         119             10
Deferred policy acquisition costs and value of business acquired            366             64
Goodwill                                                                    164             19
Other assets                                                                 45              2
Assets held in separate accounts                                          1,752             20
                                                                         ------         ------
      Total Assets                                                       $6,275         $1,488
                                                                         ======         ======
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
Insurance and Investment Contract Liabilities:
   Insurance policy and claim reserves                                   $  441         $  131
   Investment contractholder and policyholder funds                       3,101          1,102
                                                                         ------         ------
      Total Insurance and Investment Contract Liabilities                 3,542          1,233
Currently payable (recoverable) income tax                                    2             (4)
Deferred income tax liabilities                                              62             14
Accounts payable, accruals and other liabilities                             45              8
Liabilities related to separate accounts                                  1,752             20
                                                                         ------         ------
      Total Liabilities                                                  $5,403         $1,271
                                                                         ------         ------
Commitments and Contingencies (Note 13)
SHAREHOLDER'S EQUITY
Common stock                                                                235            181
Retained earnings                                                           623             26
Accumulated other comprehensive income                                       14             10
                                                                         ------         ------
      Total Shareholder's Equity                                            872            217
                                                                         ------         ------
      Total Liabilities and Shareholder's Equity                         $6,275         $1,488
                                                                         ======         ======

See accompanying notes to the Supplemental Financial Statements.

SUPPLEMENTAL STATEMENTS OF INCOME

                                                              PERIOD FROM   PERIOD FROM
                                                                APRIL 3      JANUARY 1
                                                                THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                                             DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                                                 2006           2006          2005           2004
                                                             ------------   -----------   ------------   ------------
                                                                                 (IN MILLIONS)
                                                             --------------------------------------------------------
REVENUE:
Premiums and fees on traditional life insurance products         $ 27           $ 5           $ 10           $  6
Premiums and fees on universal life and investment product         91             5             23             17
Net investment income                                             161            19             78             79
Realized loss on investments                                       (3)           --             (4)            (4)
                                                                 ----           ---           ----           ----
   Total Revenue                                                  276            29            107             98
                                                                 ----           ---           ----           ----
BENEFITS AND EXPENSES:
Benefits                                                          138            18             64             65
Underwriting, acquisition, insurance and other expenses            77             6             22             14
                                                                 ----           ---           ----           ----
   Total Benefits and Expenses                                    215            24             86             79
                                                                 ----           ---           ----           ----
Income before income taxes                                         61             5             21             19
INCOME TAXES:
Current                                                            (8)           --              5              2
Deferred                                                           27             2              3              5
                                                                 ----           ---           ----           ----
   Total income taxes                                              19             2              8              7
                                                                 ----           ---           ----           ----
   Net Income                                                    $ 42           $ 3           $ 13           $ 12
                                                                 ====           ===           ====           ====

See accompanying notes to the Supplemental Financial Statements.

SUPPLEMENTAL STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                ACCUMULATED
                                                                                   OTHER           TOTAL
                                                 COMMON   PAID IN   RETAINED   COMPREHENSIVE   SHAREHOLDER'S
                                                  STOCK   CAPITAL   EARNINGS       INCOME          EQUITY
                                                 ------   -------   --------   -------------   -------------
                                                                        (IN MILLIONS)
                                                 -----------------------------------------------------------
BALANCE, JANUARY 1, 2004                           $ 3     $ 178      $ 21         $ 28            $ 230
Net income                                          --        --        12           --               12
Change in unrealized gain on
   available-for-sale securities, net of taxes      --        --        --           (1)              (1)
                                                                                                   -----
Comprehensive income                                                                                  11
Dividends paid                                      --        --       (15)          --              (15)
                                                   ---     -----      ----         ----            -----
BALANCE, DECEMBER 31, 2004                           3       178        18           27              226
Net income                                          --        --        13           --               13
Change in unrealized gain on
   available-for-sale securities, net of taxes      --        --        --          (17)             (17)
                                                                                                   -----
Comprehensive income                                                                                  (4)
Dividends paid                                      --        --        (5)          --               (5)
                                                   ---     -----      ----         ----            -----
BALANCE, DECEMBER 31, 2005                           3       178        26           10              217
Net income                                          --        --         3           --                3
Parent company capital contribution for
   stock option expense                             --         1        --           --                1
Change in unrealized gain on
   available-for-sale securities, net of taxes      --        --        --          (10)             (10)
                                                                                                   -----
Comprehensive income                                                                                  (6)
Dividends paid                                      --        --        --           --               --
                                                   ---     -----      ----         ----            -----
BALANCE, APRIL 2, 2006                               3       179        29           --              211
Acquisition by Lincoln National Corporation:
   Sale of stockholder's equity                     (3)     (179)      (29)          --             (211)
Lincoln National Corporation
   purchase price                                    3       230        --           --              233
Acquisition of Lincoln Life & Annuity
   Company of New York                               2        --       581            3              586
                                                   ---     -----      ----         ----            -----
BALANCE, APRIL 3, 2006                               5       230       581            3              819
Net income                                          --        --        42           --               42
Change in unrealized gain on
   available-for-sale securities, net of taxes      --        --        --           11               11
                                                                                                   -----
Comprehensive income                                                                                  53
Dividends paid                                      --        --        --           --               --
                                                   ---     -----      ----         ----            -----
BALANCE, DECEMBER 31, 2006                         $ 5     $ 230      $623         $ 14            $ 872
                                                   ===     =====      ====         ====            =====

See accompanying notes to the Supplemental Financial Statements.

SUPPLEMENTAL STATEMENTS OF CASH FLOW

                                                             PERIOD FROM   PERIOD FROM
                                                               APRIL 3      JANUARY 1
                                                               THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                                            DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                                                2006           2006          2005           2004
                                                            ------------   -----------   ------------   ------------
                                                                                   (IN MILLIONS)
                                                            --------------------------------------------------------
OPERATING ACTIVITIES
Net income                                                      $  42          $  3          $  13          $  12
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Change in policy liabilities other than deposits                29             2             (5)             3
   Credits to policyholder accounts, net                           (7)            4             25             30
   Deferral of policy acquisition costs and sales
      inducements, net of amortization                            (45)           (4)           (12)           (10)
   Change in receivables and asset accruals                       (13)           (1)             2             --
   Change in payables and expense accruals                         13             1              7             (5)
   Realized investment losses                                     (11)           --              4              4
   Depreciation and amortization (accretion)                       (1)            1              3              1
   Amortization (accretions) and additions to
      value of business acquired, net                              10            --              3             (2)
   Stock compensation                                              --             1             --             --
   Other                                                           19            --                             2
                                                                -----          ----          -----          -----
      Net cash provided by operating activities                    36             7             40             35
                                                                -----          ----          -----          -----
INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                           84            12            135             32
   Maturities, calls and redemptions                              212            16            117             93
   Purchases                                                     (349)           (8)          (205)          (209)
Other Securities:
   Maturities, calls and redemptions                               --             3             22             11
   Sale or maturity of other investments                           13             1             82              6
   Purchase of other investments                                  (11)           --           (114)           (16)
Cash acquired from merger                                          12            --             --             --
Other                                                              (6)           --             (1)            (1)
                                                                -----          ----          -----          -----
      Net cash provided by (used in) investing activities         (45)           24             36            (84)
                                                                -----          ----          -----          -----
FINANCING ACTIVITIES
Policyholder contract deposits                                    395            27            124            146
Withdrawals of policyholder contract deposits                    (296)          (65)          (197)           (98)
Investment contract transfers                                     (45)           --             --             --
Cash dividends paid                                                --            --             (5)           (15)
                                                                -----          ----          -----          -----
      Net cash provided by (used in) financing activities          54           (38)           (78)            33
                                                                -----          ----          -----          -----
      Net increase (decrease) in cash and invested cash            45            (7)            (2)           (16)
                                                                -----          ----          -----          -----
Cash and invested cash at beginning of period                      (2)            5              7             23
                                                                -----          ----          -----          -----
      Cash and invested cash at end of period                   $  43          $ (2)         $   5          $   7
                                                                =====          ====          =====          =====

See accompanying notes to the Supplemental Financial Statements.

NOTES TO SUPPLEMENTAL FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION.

Jefferson-Pilot LifeAmerica Insurance Company ("JPLA" or the "Company"), a wholly owned subsidiary of Jefferson Pilot Financial Insurance Company, is domiciled in the state of New Jersey. Prior to April 3, 2006, Jefferson Pilot Financial Insurance Company was wholly owned by Jefferson-Pilot Corporation ("Jefferson-Pilot"). JPLA is principally engaged in the sale of individual life insurance products, individual annuity products, and worksite and group non-medical products (primarily term life and disability) in the states of New York and New Jersey. These products are marketed primarily through personal producing general agents and brokers throughout the United States. The accompanying supplemental financial statements are prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). Throughout these footnotes, the Company and its management, may be referred to as "our", "we", or "us."

On April 3, 2006, Lincoln National Corporation ("LNC" or the "Ultimate Parent") completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot and JPLA became a wholly-owned subsidiary of LNC. This transaction was accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard (SFAS, No. 141, Business Combinations) ("SFAS 141"). JPLA is currently seeking approval for the redomestication of JPLA from New Jersey to New York, the merger of Lincoln Life & Annuity Company of New York ("LLANY"), a subsidiary of LNC, into JPLA, and renaming the surviving entity LLANY ("the Company"), formerly referred to as JPLA. The surviving entity will become a subsidiary of The Lincoln National Life Insurance Company. These transactions are expected to have an effective date of April 2, 2007.

These supplemental schedules are presented as if JPLA acquired LLANY on April 3, 2006 and include the results of operations and financial condition of LLANY in our financial statements beginning on April 3, 2006. The supplemental financial statements for the years ended December 31, 2005 and 2004 exclude the results of operations and financial condition of LLANY. The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

BUSINESS COMBINATIONS.

On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141, and Jefferson Pilot Financial Insurance Company became wholly owned by LNC. During April of 2007, LLANY merged into the Company.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPLA were at April 3, 2006 "pushed down" to the Company's financial statements in accordance with push down accounting rules. Management is in the process of finalizing internal studies of the fair value of the net assets acquired including investments, value of business acquired ("VOBA"), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained. This may result in adjustments to goodwill, which management does not expect to be material. Further adjustments may be required as additional information becomes available; however, management does not expect such adjustments to be material.

The fair value of JPLA's net assets assumed in the merger was $233 million. Goodwill of $54 million resulted from the excess of purchase price over the fair value of JPLA's net assets. The parent paid a premium over the fair value of JPLA's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with adjustments that were made to the Balance Sheet to get to the fair value of net assets:

                                        JPLA           JPLA
                                    PRELIMINARY     FAIR VALUE
                                     FAIR VALUE   ADJUSTMENTS(1)
                                    -----------   --------------
                                            (IN MILLIONS)
                                    ----------------------------
Investments                           $ 1,307          $  1
Due from reinsurers                        10            --
Deferred policy acquisition costs          --           (60)
Value of business acquired                 65            54
Goodwill                                   54            34
Other assets                               24             5
Assets held in separate accounts           22            --
Policy liabilities                     (1,220)          (19)
Income tax liabilities                     (3)            6
Accounts payable, accruals and
   other liabilities                       (4)           --
Liabilities related to separate
   accounts                               (22)           --
                                      -------          ----
   Total net assets acquired          $   233          $ 21
                                      =======          ====

----------
(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                                                        JPLA
                                                    PRELIMINARY
                                                     FAIR VALUE
                                                   -------------
                                                   (IN MILLIONS)
                                                   -------------
Individual Markets:
Life Insurance                                          $44
Annuities                                                10
                                                        ---
   Total Goodwill                                       $54
                                                        ===

These supplemental financial statements reflect the acquired values in the table below:

                                                       LLANY
                                                      ACQUIRED
                                                       VALUE
                                                   -------------
                                                   (IN MILLIONS)
                                                   -------------
Investments                                           $ 2,356
Due from reinsurers                                        98
Value of business acquired and deferred
   acquisition costs                                      277
Goodwill                                                  110
Other assets                                               75
Assets held in separate accounts                        1,348
Policy liabilities                                     (2,247)
Income tax liabilities                                    (34)
Accounts payable, accruals and other liabilities          (49)
Liabilities related to separate accounts               (1,348)
                                                      -------
   Total net assets acquired                          $   586
                                                      =======

The goodwill resulting from the acquisition was allocated to the following:

                                                       LLANY
                                                      ACQUIRED
                                                       VALUE
                                                   -------------
                                                   (IN MILLIONS)
                                                   -------------
Individual Markets:
Life Insurance                                          $ 93
Annuities                                                 17
                                                        ----
   Total Goodwill                                       $110
                                                        ====

ACCOUNTING ESTIMATES AND ASSUMPTIONS.

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, unearned revenue and the potential effects of resolving litigated matters.

INVESTMENTS.

Securities available-for-sale consist of fixed maturity and equity securities, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs ("DAC") and VOBA. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows;
2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, management applies professional judgment and makes adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Securities held-to-maturity consists of fixed maturity securities, which are carried at amortized cost. These investments consist of securities the Company has the ability and intent to hold to maturity. Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses with a corresponding reduction in the cost of available-for-sale fixed maturity and equity securities. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

For the mortgage-backed securities portion of the available-for-sale fixed maturity securities portfolio, the Company recognizes investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on:
1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. The net provision for losses is reported as realized gain (loss) on investments. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with an original maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments and net gain (loss) on reinsurance embedded derivative. See Note 3 for additional detail. Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

DERIVATIVE INSTRUMENTS.

The Company recognizes all derivative instruments as either assets or liabilities in the Supplemental Balance Sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. The Company has derivative instruments that are economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

The company has certain modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur.

See Note 12 for further discussion of our accounting policy for derivative instruments.

PROPERTY AND EQUIPMENT.

Property and equipment owned for company use is included in other assets in the Supplemental Balance Sheet and is carried at cost less allowances for depreciation. Provisions for depreciation of property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

PREMIUMS AND FEES ON INVESTMENT AND UNIVERSAL LIFE PRODUCTS.

Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

PREMIUMS AND FEES ON TRADITIONAL LIFE INSURANCE PRODUCTS.

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance, certain annuities with life contingencies, accident and health, disability income, and dental insurance and reported as earned over the contract period. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

REINSURANCE BALANCES AND TRANSACTIONS.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

The Company enters into reinsurance agreements with other companies in the normal course of its business. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

DEFERRED ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, DEFERRED FRONT END LOADS, DEFERRED SALES INDUCEMENTS.

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS No. 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., unit-linked products and variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

The carrying amounts of DAC and VOBA are adjusted for the effects of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

Bonus credits and amounts credited to policyholders for enhanced interest rates on variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements are considered sales inducement and deferred as a sales inducement asset ("deferred sales inducements" or "DSI") included in other assets of the Supplemental Balance Sheets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") are included in contractholder and policyholder founds of the Supplemental Balance Sheets and are amortized into income over the life of the policy in a manner consistent with that used for DAC. See Note 6.

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions underlying the amortization of DAC, VOBA, DSI and DFEL. We review the various assumptions including investment margins, mortality and retention. These assumptions also impact the reserves for the guarantee features within our variable annuity and life insurance products. In addition to the annual third quarter review of assumptions, if factors or trends indicate that actual experience varies significantly from these assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as prospective unlockings, are reflected in amortization expense within the supplemental statements of income. Prospective unlockings affecting DSI are reflected in benefits expense and affecting DFEL are included in insurance fees within the supplemental statements of income.

DAC and VOBA are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

ASSETS HELD IN SEPARATE ACCOUNTS/LIABILITIES RELATED TO SEPARATE ACCOUNTS.

Assets and liabilities related to separate accounts represent segregated funds administered and invested by us for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the Supplemental Statements of Income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

GOODWILL.

The Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause us to review the carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

INSURANCE AND INVESTMENT CONTRACT LIABILITIES.

The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality, morbidity, persistency and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue.

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

The liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

Business assumed by the Company includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2006 participating policies comprised approximately 1.3% of the face amount of insurance in-force, and dividend expenses were $5 million for the year ended December 31, 2006. As of December 31, 2005 participating policies comprised less than 1% of the face amount of insurance in-force, and dividend expenses were less than $1 million for the year ended December 31, 2005.

With respect to its insurance and investment contract liabilities, the Company continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The risk for the secondary guarantee is ceded to an affiliate of the Company in an arrangement that does not qualify as reinsurance. If the Company incurs a claim under the secondary guarantee benefit, then the affiliate will reimburse the Company for the cost of insurance charges. The reinsurance of the secondary guarantee is considered a derivative as it does not meet the insurance risk transfer requirements of FAS 113. The fair value of the derivative is determined based on the fair value of the cash flows related to this agreement.

BENEFITS AND EXPENSES.

Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in the Company's general account during 2004 through 2006 ranged from 4% to 7%. For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB") and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB").

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS.

The Company's employees participate in the pension and postretirement benefit plans sponsored by LNC and LNL. Pursuant to the accounting rules for the obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses including the weighted-average discount rate, expected return on plan assets and a salary increase assumption to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan.

STOCK BASED COMPENSATION.

The Company is included in LNC's consolidated incentive compensation plans. The Company expenses its portion of the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to paid in capital in shareholder's equity.

INCOME TAXES.

On April 3, 2006, Jefferson-Pilot, the Company's ultimate parent at the time, merged with and into a wholly owned acquisition subsidiary of LNC, a holding company with control over other insurance subsidiaries. As a result, LNC became the ultimate parent after completion of the merger. Prior to this merger, the Company's federal income tax return was consolidated with all companies, which were 80% or more owned by Jefferson-Pilot. Effective as of the merger date, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead the Company, excluding LLANY, will file a separate federal income tax return consolidated with Jefferson Pilot Financial Insurance Company (JPFIC), of which the Company is a wholly owned insurance company subsidiary. Pursuant to an inter company tax sharing agreement with JPFIC, the Company provides for income taxes on a separate company basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax return. Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that the Company expects, more likely than not, will be realized.

LLANY has elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

2. CHANGES IN ACCOUNTING PRINCIPLES AND CHANGES IN ESTIMATES

SFAS NO. 123(R) -- SHARE-BASED PAYMENT.

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the Company's income before Federal income taxes or net income.

Prior to January 1, 2006, the Company accounted for stock incentive awards in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and accordingly, recognized no compensation expense for stock option awards to employees when the option price was not less than the market value of the stock at the date of award.

See Note 10 for more information regarding our stock-based compensation plans.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on the supplemental financial statements.

STATEMENT OF POSITION 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for DAC on internal replacements other than those described in SFAS 97. An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted this new accounting guidance effective January 1, 2007, impacting our Individual Markets Annuities business. Our adoption will result in a reduction to our DAC and VOBA balances between $1 million to $2 million pre-tax, which will be recorded as a reduction to retained earnings with no impact on net income. Our estimates are based upon our interpretation of SOP 05-1 and the proposed implementation guidance and do not consider our interpretations of final implementation guidance that could be issued in 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ from our estimates as the issuance of new implementation guidance and evolving industry practice may affect our interpretation and implementation.

FSP 115-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 -- "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments," references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our supplemental financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assts," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. We expect to adopt SFAS 155 beginning January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Upon adoption of SFAS 155, the fair value election may also be applied to hybrid financial instruments that had previously been bifurcated pursuant to SFAS 133. Prior period restatement is not permitted. SFAS 155 is not expected to have a material impact on our financial condition and results of operations at adoption, however, application of the requirements of SFAS 155 may result in the classification of additional derivative transactions with changes in fair value recognized in net income.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph
13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement was not permitted. The adoption of SFAS 155 is not expected to have a material impact on the Company's financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets themore-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. We will adopt the provisions of FIN 48 on March 31, 2007 effective January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on our financial condition or results of operations.

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS.

In September 2006, FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the effects of SFAS 157 on our financial condition and results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value, and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first remeasurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the potential effects of SFAS 159 on our financial condition and results of operations.

STATEMENT OF POSITION 03-1.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP").

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for GMDB products. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts. The Company implemented the provisions of the SOP as of January 1, 2004. Adjustments arising from implementation were not material.

3. INVESTMENTS

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale and held -to-maturity are as follows:

                                                              DECEMBER 31, 2006
                                            -----------------------------------------------------
                                                               GROSS        GROSS
                                                COST OR      UNREALIZED   UNREALIZED
                                            AMORTIZED COST      GAINS      (LOSSES)    FAIR VALUE
                                            --------------   ----------   ----------   ----------
                                                                (IN MILLIONS)
                                            -----------------------------------------------------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
   Corporate bonds                               $2,610         $48          $(18)       $2,640
   U.S. Government bonds                             20          --            --            20
   Foreign government bonds                          15           3            --            18
   Asset and mortgage backed-securities             578           7            (5)          580
   State and municipal bonds                         27          --            --            27
   Redeemable preferred stocks                        3          --            --             3
   Affiliate bonds                                    6          --            --             6
                                                 ------         ---          ----        ------
      Total fixed maturities                      3,259          58           (23)        3,294
Equity securities                                     5          --            --             5
                                                 ------         ---          ----        ------
      Total securities available-for-sale        $3,264         $58          $(23)       $3,299
                                                 ======         ===          ====        ======

                                                              DECEMBER 31, 2005
                                            -----------------------------------------------------
                                                               GROSS        GROSS
                                                COST OR      UNREALIZED   UNREALIZED
                                            AMORTIZED COST      GAINS      (LOSSES)    FAIR VALUE
                                            --------------   ----------   ----------   ----------
                                                                (IN MILLIONS)
                                            -----------------------------------------------------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
   Corporate bonds                               $  940         $27          $(12)       $  955
   U.S. Government bonds                              9           1            --            10
   Asset and mortgage backed--securities            151           2            (1)          152
   State and municipal bonds                         11          --            --            11
   Redeemable preferred stocks                        1          --            --             1
                                                 ------         ---          ----        ------
   Total fixed maturities                         1,112          30           (13)        1,129
Equity securities                                     1           1            --             2
                                                 ------         ---          ----        ------
      Total securities available-for-sale        $1,113         $31          $(13)       $1,131
                                                 ======         ===          ====        ======
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
   Corporate bonds                                  104           4            (1)          107
                                                 ------         ---          ----        ------
      Total securities held-to-maturity          $  104         $ 4          $ (1)       $  107
                                                 ------         ---          ----        ------

Future maturities of fixed maturity securities available-for-sale are as follows:

                                               AVAILABLE-FOR-SALE
                                          ---------------------------
                                          AMORTIZED COST   FAIR VALUE
                                          --------------   ----------
                                                 (IN MILLIONS)
                                          ---------------------------
Due in one year or less                       $  152         $  152
Due after one year through five years          1,020          1,029
Due after five years through ten years           828            830
Due after ten years                              681            703
                                              ------         ------
   Subtotal                                    2,681          2,714
Asset and mortgage-backed  securities            578            580
                                              ------         ------
   Total                                      $3,259         $3,294
                                              ======         ======

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The quality ratings of fixed maturity securities are as follows:

 NAIC       RATING AGENCY
RATING   EQUIVALENT DESIGNATION   FAIR VALUE   % OF TOTAL
------   ----------------------   ----------   ----------
                                       (IN MILLIONS)
                                  -----------------------
  1      AAA / AA / A               $2,043        62.0%
  2      BBB                         1,147        34.8%
  3      BBB                            69         2.1%
  4      BBB                            28         0.9%
  5      CCC and lower                   7         0.2%
  6      In or near default             --         0.0%
                                    ------         ---
                                    $3,294         100%
                                    ======         ===

The major categories of net investment income are as follows:

                                PERIOD FROM    PERIOD FROM
                                  APRIL 3       JANUARY 1
                                  THROUGH        THROUGH      YEAR ENDED     YEAR ENDED
                                DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                   2006           2006           2005           2004
                                ------------   -----------   ------------   ------------
                                                     (IN MILLIONS)
                                --------------------------------------------------------
Fixed maturity securities           $140           $17            $73            $75
Mortgage loans on real estate         13             1              4              3
Policy loans                           9             1              2              2
Other investments                      1            --             --             --
                                    ----           ---            ---            ---
   Investment revenue                163            19             79             80
Investment expense                    (2)           --             (1)            (1)
                                    ----           ---            ---            ---
   Net investment income            $161           $19            $78            $79
                                    ====           ===            ===            ===

The detail of the net realized gain (loss) on investments and derivative instruments is as follows:

                                PERIOD FROM    PERIOD FROM
                                  APRIL 3       JANUARY 1
                                  THROUGH        THROUGH      YEAR ENDED     YEAR ENDED
                                DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                   2006           2006           2005           2004
                                ------------   -----------   ------------   ------------
                                                     (IN MILLIONS)
                                --------------------------------------------------------
Fixed maturity securities --
   available-for-sale               $(1)           $--            $(4)           $(4)
Associated amortization of
   deferred acquisition costs
   and provision for
   policyholder commitments          (2)            --             --             --
                                    ---            ---            ---            ---
   Net realized (loss) on
      investments                   $(3)           $--            $(4)           $(4)
                                    ===            ===            ===            ===

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, is as follows:

                                                             PERIOD FROM   PERIOD FROM
                                                               APRIL 3      JANUARY 1
                                                               THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                                            DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                                                2006           2006          2005           2004
                                                            ------------   -----------   ------------   ------------
                                                                                   (IN MILLIONS)
                                                            --------------------------------------------------------
Fixed maturity securities -- available-for-sale
Gross gain                                                       $ 3           $--            $ 1            $ 1
Gross loss                                                        (4)           --             (5)            (5)
Associated amortization of deferred acquisition costs and
   provision for policyholder commitments                         (2)           --             --             --
                                                                 ---           ---            ---            ---
Investment expense                                                --            --             --             --
                                                                 ---           ---            ---            ---
   Total investments                                             $(3)          $--            $(4)           $(4)
                                                                 ===           ===            ===            ===

The change in net unrealized gains on investments in fixed maturity and equity securities available-for-sale are as follows:

                                                PERIOD FROM   PERIOD FROM
                                                  APRIL 3      JANUARY 1
                                                  THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                               DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                                   2006           2006          2005           2004
                                               ------------   -----------   ------------   ------------
                                                                      (IN MILLIONS)
                                               --------------------------------------------------------
Fixed maturity securities available-for-sale        $37           $(19)         $33            $(10)
Equity securities available-for-sale                 (1)            --           --              --
                                                    ---           ----          ---            ----
   Total                                            $36           $(19)         $33            $(10)
                                                    ===           ====          ===            ====

See Note 5 for a discussion of amortization of deferred policy acquisition costs, value of business acquired and deferred sales inducements.

For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                            LESS THAN OR EQUAL         GREATER THAN
                                             TO TWELVE MONTHS         TWELVE MONTHS                TOTAL
                                          ---------------------   ---------------------   ---------------------
                                                        GROSS                   GROSS                   GROSS
                                          CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                            VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                          --------   ----------   --------   ----------   --------   ----------
                                                                        (IN MILLIONS)
                                          ---------------------------------------------------------------------
DECEMBER 31, 2006
   Corporate bonds                          $523         $(5)       $438        $(13)      $  961       $(18)
   U.S. Government bonds                       9          --          --          --            9         --
   Foreign government bonds                    1          --          --          --            1         --
   Asset and mortgage backed-securities       93          --         171          (5)         264         (5)
   State and municipal bonds                  --          --           8          --            8         --
   Redeemable preferred stocks                --          --          --          --           --         --
   Affiliate bonds                             6          --          --          --            6         --
                                            ----         ---        ----        ----       ------       ----
      Total fixed maturities                 632          (5)        617         (18)       1,249        (23)
   Equity securities                          --          --          --          --           --         --
                                            ----         ---        ----        ----       ------       ----
      Total securities                      $632         $(5)       $617        $(18)      $1,249       $(23)
                                            ====         ===        ====        ====       ======       ====

                                            LESS THAN OR EQUAL         GREATER THAN
                                             TO TWELVE MONTHS         TWELVE MONTHS                TOTAL
                                          ---------------------   ---------------------   ---------------------
                                                        GROSS                   GROSS                   GROSS
                                          CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                            VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                          --------   ----------   --------   ----------   --------   ----------
                                                                        (IN MILLIONS)
                                          ---------------------------------------------------------------------
DECEMBER 31, 2005
   Corporate bonds                          $350         $(7)       $138         $(5)       $488        $(12)
   U.S. Government bonds                       1          --          --          --           1          --
   Foreign government bonds                   --          --          --          --          --          --
   Asset and mortgage backed-securities       58          (1)         --          --          58          (1)
   State and municipal bonds                   6          --          --          --           6          --
   Redeemable preferred stocks                 1          --          --          --           1          --
                                            ----         ---        ----         ---        ----        ----
      Total fixed maturities                 416          (8)        138          (5)        554         (13)
   Equity securities                          --          --          --          --          --          --
                                            ----         ---        ----         ---        ----        ----
      Total securities                      $416         $(8)       $138         $(5)       $554        $(13)
                                            ====         ===        ====         ===        ====        ====

Securities available-for-sale deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by the Company in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) the Company's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value.

Several bonds were written down as other-than-temporarily impaired for a realized loss of less than $1 million, $3 million and $3 million in 2006, 2005 and 2004, primarily due to interest related risk in 2005 and a general weakness in the airline industry during 2004.

See Note 12 for a general discussion of the methodologies and assumptions used to determine fair values.

At December 31, 2006 and 2005 the recorded investment in mortgage loans that were considered to be potentially impaired was $0 and $2 million. The mortgage loan allowance for losses for these impaired mortgage loans for the years ended December 31, 2006, 2005 and 2004 was less than $1 million for each period. The average recorded investment in impaired loans was $2 million from January 1 through April 2, 2006, less than $1 million from April 3 through December 31, 2006, and $2 million and $1 million during the years ended December 31, 2005 and 2004. All interest income on impaired mortgage loans was recognized on the cash basis of income. The interest income recognized on impaired mortgage loans was not significant in 2006, 2005 and 2004.

As of December 31, 2006 and 2005, the Company had no mortgage loans on non-accrual status and no mortgage loans past due 90 days on which interest was still being accrued and there were no delinquent loans outstanding.

As of December 31, 2006 and 2005, the Company had restructured mortgage loans of $3 million. The Company recorded less than $1 million of interest income on these restructured mortgage loans in 2006 and 2005. Interest income in the amount of less than $1 million would have been recorded in both 2006 and 2005 on these mortgage loans according to their original terms.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled less than $1 million and $0 at December 31, 2006 and 2005, respectively.

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $0 and $0 at December 31, 2006 and $3 million and $3 million at December 31, 2005.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized cost of securities sold was $0 and $0.2 million for 2006 and 2005, which resulted in no realized gains or losses.

VULNERABILITY FROM CONCENTRATIONS

At December 31, 2006, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2006, $75 million, or 30% of such mortgages involved properties located in California, Illinois and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $5 million. Also at December 31, 2006, the Company did not have a material concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial position.

4. FEDERAL INCOME TAXES

The Federal income tax expense (benefit) is as follows:

                        PERIOD FROM   PERIOD FROM
                          APRIL 3      JANUARY 1
                          THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                       DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                           2006           2006          2005           2004
                       ------------   -----------   ------------   ------------
                                              (IN MILLIONS)
                       --------------------------------------------------------
Current                     $(8)           $--           $5             $2
Deferred                     27              2            3              5
                            ---            ---          ---            ---
   Total tax expense        $19            $ 2           $8             $7
                            ===            ===          ===            ===

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                      PERIOD FROM   PERIOD FROM
                                        APRIL 3      JANUARY 1
                                        THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                         2006           2006          2005           2004
                                     ------------   -----------   ------------   ------------
                                                            (IN MILLIONS)
                                     --------------------------------------------------------
Tax rate times pre-tax income             $22           $ 2            $ 7            $ 7
Effect of:
   Tax-preferred investment income         (1)           --             --             --
   Tax credits                             (2)           --             --             --
   Other                                   --            --              1             --
                                          ---           ---            ---            ---
      Provision for income taxes          $19           $ 2            $ 8            $ 7
                                          ===           ===            ===            ===
   Effective tax rate                      31%           35%            36%            35%
                                          ===           ===            ===            ===

The Federal income tax (asset) liability is as follows:

                                         2006   2005
                                         ----   ----
                                        (IN MILLIONS)
                                        -------------
Current                                  $(12)   $(4)
Deferred                                   62     14
                                         ----    ---
   Total Federal income tax liability    $ 50    $10
                                         ====    ===

Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                   2006   2005
                                                  -----   ----
                                                 (IN MILLIONS)
                                                 -------------
Deferred tax assets:
Insurance and investment contract liabilities     $  65   $  6
Investments                                           1     --
Obligation for postretirement benefits                1     --
Capital loss carryforward                             1     --
Property, plant, and equipment                       --      1
Other deferred tax asset                              3      1
                                                  -----   ----
   Total deferred tax assets                      $  71   $  8
                                                  -----   ----
Deferred tax liabilities:
Deferral of policy acquisition costs              $ (54)  $(12)
Present value in force                              (62)    (5)
Net unrealized gains on securities                  (12)    (5)
Other deferred tax liability                         (5)    --
                                                  -----   ----
   Total deferred tax liabilities                  (133)   (22)
                                                  -----   ----
   Net deferred income tax liabilities            $ (62)  $(14)
                                                  =====   ====

The Company and its affiliates, with the exception of the acquired LLANY, are part of a consolidated Federal income tax filing with Jefferson Pilot Financial Insurance Company. Cash paid (received) for income taxes in 2006, 2005, and 2004 was ($6) million, $5 million, and $5 million, respectively.

The acquired LLANY files its tax return as part of a consolidated Federal income tax filing with its common parent, LNC.

Net cash paid to LNC for Federal income taxes for the nine months ending December 31, 2006 was $13 million.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, was suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. The Company does not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004.

5. SUPPLEMENTAL FINANCIAL DATA

A rollforward of "Deferred Policy Acquisition Costs" which are part of the supplemental balance sheet line item, "Deferred policy acquisition and value of business acquired" is as follows:

                                              PERIOD FROM   PERIOD FROM
                                                APRIL 3      JANUARY 1
                                                THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                                 2006          2006           2005           2004
                                             ------------   -----------   ------------   ------------
                                                                   (IN MILLIONS)
                                             --------------------------------------------------------
Balance at beginning of period                   $ 60           $53            $37            $23
   Merger accounting fair value adjustment        (60)           --             --             --
   Merger acquired value                          164            --             --             --
   Deferral                                        66             6             19             16
   Amortization                                   (23)           (2)            (8)            (6)
   Adjustment related to realized gains on
      securities available-for-sale                (2)           --             --             --
   Adjustment related to unrealized gains
      on securities available-for-sale             (8)            3              5              5
   Cumulative effect of accounting change          --            --             --             (1)
                                                 ----           ---            ---            ---
      Balance at end of period                   $197           $60            $53            $37
                                                 ====           ===            ===            ===

VALUE OF BUSINESS ACQUIRED

A rollforward of the "Value of Business Acquired" which are part of the balance sheet line item, "Deferred policy acquisition and value of business acquired" is as follows:

                                              PERIOD FROM   PERIOD FROM
                                                APRIL 3      JANUARY 1
                                                THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                                 2006          2006           2005           2004
                                             ------------   -----------   ------------   ------------
                                                                   (IN MILLIONS)
                                             --------------------------------------------------------
Balance at beginning of period                   $ 12           $11            $12            $ 6
   Merger accounting fair value adjustment         54            --             --             --
   Merger acquired value                          114            --
   Deferral                                         5            --             --             --
   Amortization                                   (14)           --             (2)             2
   Adjustment related to realized gains on
      securities available-for-sale                --            --             --              1
   Adjustment related to unrealized gains
      on securities available-for-sale             (2)            1              1              3
                                                 ----           ---            ---            ---
      Balance at end of period                   $169           $12            $11            $12
                                                 ====           ===            ===            ===

Future estimated amortization of VOBA is as follows:

      2007-$16
      2010-$17
      2008-$16
      2011-$11
      2009-$16
Thereafter-$93


Realized losses on investments and derivative instruments on the Supplemental Statements of Income are net of amounts amortized against DAC and VOBA of $2 million for 2006 and $0 for 2005 and 2004. In addition, realized gains and losses are net of adjustments made to policyholder reserves. These amounts were not material for 2006, 2005 and 2004. The Company has either a contractual obligation or has a consistent historical practice of making allocations of investment gains and losses to certain policyholders.

DEFERRED SALES INDUCEMENT ASSET

The deferred sales inducement asset is included within other assets in the balance sheets. A rollforward of our deferred sales inducement asset is as follows:

                                                 2006   2005
                                                 ----   ----
                                                (IN MILLIONS)
                                                -------------
Balance at beginning of year                      $ 2    $ 1
   Purchase accounting fair value adjustment        6     --
   Cumulative effect of adoption                   --     --
   Capitalized                                      4      1
   Amortization                                    (1)    --
                                                  ---    ---
      Balance at end of year                      $11    $ 2
                                                  ===    ===

Details underlying the supplemental income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                              PERIOD FROM   PERIOD FROM
                                                APRIL 3      JANUARY 1
                                                THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                             DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                                 2006          2006           2005           2004
                                             ------------   -----------   ------------   ------------
                                                                   (IN MILLIONS)
                                             --------------------------------------------------------
Commissions                                      $62            $4             $16            $14
General and administrative expenses               43             5              13              9
Deferred acquisition costs and value of
   business acquired, net of amortization        (34)           (4)             (9)           (12)
Taxes, licenses and fees                           6             1               2              3
                                                 ---           ---             ---            ---
      Total                                      $77            $6             $22            $14
                                                 ===           ===             ===            ===

The carrying amount of goodwill by reportable segment as of December 31 is as follows:

                      2006   2005
                      ----   ----
                     (IN MILLIONS)
                     -------------
Individual Markets
   Life Insurance     $137    $19
   Annuities            27     --
                      ----    ---
      Total           $164    $19
                      ====    ===

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 5.5% to 7.8% and, when applicable, uniform grading over 10 years to ultimate rate of 6.5%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%.

Credited interest rates for universal life-type products ranged from 3.0% to 6.7% in 2006, 2005, and 2004. The average credited interest rates for universal life-type products were 4.5% in 2006, 4.7% in 2005 and 4.2% in 2004. For annuity products, credited interest rates generally ranged from 3.0% to 7.4% in 2006, 3.0% to 6.4% in 2005 and 3.0% to 7.4% in 2004. The average credited interest rate for annuity products was 4.2% for 2006, 3.9% for 2005, and 4.6% in 2004.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. Higher than anticipated claims resulted in adjustments related to a medical block of business that is in run out mode.

Details underlying the balance sheet caption, "Investment Contractholder and Policyholder Funds," are as follows:

                              2006     2005
                             ------   ------
                              (IN MILLIONS)
                             ---------------
Premium deposit funds        $1,000   $   --
Other policyholder funds      2,057    1,094
Deferred front end loads         32        5
Undistributed earnings on
   participating  business        6       --
Policy and contract claims        6        3
                             ------   ------
      Total                  $3,101   $1,102
                             ======   ======

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2006. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. Prior to 2006, the Company did not have products with GMDB or GMWB features.

                                                        IN EVENT
                                                        OF DEATH
                                                        --------
(DOLLARS IN MILLIONS)                                     2006
                                                        --------
RETURN OF NET DEPOSIT
   Account value                                         $1,217
   Net amount at risk                                         1
   Average attained age of contractholders                   49
RETURN OF NET DEPOSITS PLUS A MINIMUM
   RETURN (1)
   Average attained age of contractholders                   76
   Guaranteed mininmum return                                 5%
HIGHEST SPECIFIED ANNIVERSARY ACCOUNT VALUE
   MINUS WITHDRAWALS POST ANNIVERSARY
   Account value                                            864
   Net amount at risk                                         2
   Average attained age of contractholders                   64

----------
(1)  Account values and net amounts at risk were not significant for 2006.

Approximately $718 million of separate account values at December 31, 2006, were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS No. 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2006, we had approximately $20 million of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

(DOLLARS IN MILLIONS)                                     2006
                                                        --------
Asset Type
Domestic equity                                          $  839
International equity                                        148
Bonds                                                       190
                                                         ------
   Total                                                  1,177
                                                         ------
Money Market                                                148
                                                         ------
   Total                                                 $1,325
                                                         ======
Percent of total variable annuity separate
   account values                                            81%

The following table summarizes the liabilities for GMDB:

(DOLLARS IN MILLIONS)                                   GMDB 2006
                                                        ---------
Balance at January 1                                       $--
Changes in reserves                                          1
Benefits paid                                               --
                                                           ---
   Balance at December 31                                  $ 1
                                                           ===

7. STATUTORY FINANCIAL INFORMATION

The principal differences between SAP and GAAP are 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
2) VOBA is not capitalized under SAP, but is under GAAP, 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, 4) the classification and carrying amounts of investments in certain securities are different, 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and 7) certain assets are not admitted for purposes of determining surplus under SAP.

JEFFERSON PILOT LIFEAMERICA INSURANCE COMPANY.

The Company prepares financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory financial statements.

Reported capital and surplus on a statutory basis at December 31, 2006 and 2005 was $69 million and $101 million. Reported statutory net loss was ($.5) million from January 1 through April 2, 2006, ($26) million from April 3, 2006 through December 31, 2006, and $(1) million and $(5) million for the years ended December 31, 2005 and 2004.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK.

The Company is subject to certain insurance department restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends on Company stock are paid as declared by its Board of Directors. No dividends were declared in 2006.

Net loss as determined in accordance with statutory accounting practices for the Company was ($18) million for 2006. Statutory surplus for the Company was $230 million at December 31, 2006. The state of New York has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and effect the Company's reported statutory surplus. The Company utilizes a prescribed method for calculating annuity reserves, which decreased statutory surplus by $3 million at December 31, 2006. The Company also uses a permitted valuation interest rate on certain annuities, which decreased statutory surplus by less than $1 million at December 31, 2006.

8. REINSURANCE

The Company attempts to reduce exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures the portion of an individual life insurance risk in excess of its retention limits, which ranges from $.4 million to $2.1 million for various individual life and annuity products. Portions of the Company's deferred annuity business have been reinsured on a Modco basis with other companies to limit the company's exposure to interest rate risks. At December 31, 2006, the ceded reserves associated with these reinsurance arrangements totaled $15 million. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances.

As a result of indemnity reinsurance transactions entered into by the LNC, LNL, and LLANY in 1998 to purchase business from Aetna, Inc. and CIGNA Corporation insurance companies, the Company assumes insurance from these companies. Other amounts of insurance are assumed as a result of smaller purchases made by the Company.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the three years ended December 31, 2006.

The Company generally assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis. In March 2004, Jefferson-Pilot (including the Company) acquired (via a reinsurance transaction) substantially all of the in-force U.S. group life, disability and dental business of the Canada Life Assurance Company (Canada Life), an indirect subsidiary of the Great-West Lifeco Inc.

Upon closing, Canada Life ceded, and the Company assumed, approximately $1 million of policy liabilities. The Company also assumed assets to back these liabilities in the amount of $.2 million, including $.1 million of deferred policy acquisition costs. These deferred policy acquisition costs represent the premium-paying period of the blocks of policies acquired and are amortized over 15 years. The revenues and benefits and expenses associated with these blocks are presented in the Company's supplemental statements of income in a manner consistent with the Company's accounting policies. Most of the business assumed has subsequently been rewritten to our own policy forms such that the Company is now the direct writer of this business.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges, and total benefits were as follows:

                                                PERIOD FROM   PERIOD FROM
                                                  APRIL 3      JANUARY 1
                                                  THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                               DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                                   2006           2006          2005           2004
                                               ------------   -----------   ------------   ------------
                                                                      (IN MILLIONS)
                                               --------------------------------------------------------
Premiums and other considerations assumed          $ --           $--           $--             $--
Less Premiums and other considerations ceded        (39)           (1)           (4)             (2)
                                                   ----           ---           ---             ---
   Net reinsurance premiums and fees               $(39)          $(1)          $(4)            $(2)
                                                   ====           ===           ===             ===

9. RETIREMENT BENEFIT PLANS

The Company's employees are included in LNC's various benefit plans that provide for pension and other post-retirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans.

PENSION AND OTHER POST-RETIREMENT BENEFIT PLANS.

LNC maintains funded defined benefit pension plans for most of its U.S. employees including those of the Company. Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the cash balance formula. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. The plan is funded by contributions to a tax-exempt trust. LNC's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees (including those of the Company): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans. The supplemental retirement plan provides defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of the Company with a defined pension benefit based on years of service and final monthly salary upon death or retirement. This plan was frozen as of December 31, 2004. LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for the Company 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employee's post-retirement plan was amended to provide that employees not attaining age 50 by that date are not eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' post-retirement plan was amended to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire.

LNC uses December 31 as the Measurement Date for its Pension and Post-Retirement Plans.

The Company's employees participate in the Ultimate Parent's tax-qualified and non-qualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The tax-qualified plan is funded through group annuity contracts with Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the tax-qualified plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Ultimate Parent. Pension expense for all years presented was not significant.

The Company's employees participate in the Ultimate Parent's contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation (APBO) as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

401(K) AND PROFIT SHARING PLANS.

LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees (including those of the Company.) The Company's contribution to the 401(k) plans is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of base pay plus cash bonus, and is invested as directed by the participant. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (again up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors. The Company's expense for the 401 (k) plan were not significant in 2006, 2005 and 2004.

DEFERRED COMPENSATION PLANS.

LNC sponsors deferred compensation plans for certain U.S. employees including those of the Company who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, the Company agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The Company makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of the Company's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans were not significant in 2006.

The Company's total liabilities associated with these plans were $1 million at December 31, 2006.

DEFINED CONTRIBUTION PLANS.

The Company participates in the Ultimate Parent's defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of the Parent's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123 (R) under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black-Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement. Total pre-tax compensation expense for stock-based awards to employees of the Company was not significant for 2006, 2005 and 2004.

Excluding the option grants made in February 2006, outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to the same terms and conditions that existed, except that each of these stock options is now exercisable for LNC common stock. Grants of Jefferson-Pilot stock options in February 2006 will generally continue to vest in one-third annual increments. All employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon closing the merger resulting in an insignificant expense on April 3, 2006.

11. SHAREHOLDERS EQUITY

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                               2006     2005
                                              ------   ------
                                               (IN MILLIONS)
                                              ---------------
Fair value of securities available-for-sale   $3,299   $1,131
Cost of securities available-for-sale          3,264    1,113
Unrealized gain                                   35       18
Adjustments to DAC and VOBA                      (12)      (3)
Amounts required to satisfy policyholder
   commitments                                    (1)      --
Deferred income taxes                             (8)      (5)
                                              ------   ------
Net unrealized gain on securities
   available-for-sale                         $   14   $   10
                                              ======   ======

Details underlying the change in net unrealized gain on securities available-for-sale, net of reclassification adjustment shown on the Statements of Shareholder's Equity are as follows:

                                                                     PERIOD FROM   PERIOD FROM
                                                                       APRIL 3      JANUARY 1
                                                                       THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                                                    DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                                                        2006           2006          2005           2004
                                                                    ------------   -----------   ------------   ------------
                                                                                           (IN MILLIONS)
                                                                    --------------------------------------------------------
Unrealized gains (losses) on securities available-for-sale
   arising during the year                                               $16           $(10)         $(20)          $(4)
Less: Purchase accounting elimination of net unrealized loss              (1)            --            --            --
Less: Merger acquired value                                                3             --            --            --
Less: Reclassification adjustment for gains on disposals of prior
year inventory included in net income(1)                                  --             --            (4)           (4)
Less: Federal income tax expense (benefit) on reclassification            --             --             1             1
                                                                         ---           ----          ----           ---
Net change in unrealized gain on securities available-for-sale,
   net of reclassifications and federal income tax expense               $14           $(10)         $(17)          $(1)
                                                                         ===           ====          ====           ===

----------
(1) The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

12. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

FIXED MATURITY SECURITIES -- HTM AND EQUITY SECURITIES -- AVAILABLE-FOR-SALE

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The estimated fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS.

The fair value of policy loans outstanding has been estimated using a current risk-free interest rate applied to expect future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

DERIVATIVE INSTRUMENTS.

Fair values for these contracts are based on current settlement values. These values are based on industry standard models that are commercially available for put options. These models project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present-valued to arrive at the derivatives' current fair market values.

OTHER INVESTMENTS, CASH AND INVESTED CASH.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying supplemental balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

INVESTMENT TYPE INSURANCE CONTRACTS.

The supplemental balance sheet captions, "Insurance Policy and Claim Reserves" and "Insurance and Investment Contractholder and Policyholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the supplemental balance sheet captions, "Insurance Policy and Claim Reserves" and "Investment Contractholder and Policyholder Funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor has the Company determined the fair value of such contracts. It is the Company's position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed.

INVESTMENT COMMITMENTS.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements) are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS.

Assets and liabilities related to separate accounts are reported at fair value in the supplemental balance sheet.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                               DECEMBER 31, 2006   DECEMBER 31, 2005
                                                              ------------------   -----------------
                                                              CARRYING     FAIR    CARRYING     FAIR
                                                                VALUE     VALUE      VALUE     VALUE
                                                              --------   -------   --------   ------
                                                                           (IN MILLIONS)
                                                              --------------------------------------
ASSETS (LIABILITIES):
Securities available-for-sale
   Fixed maturies                                              $ 3,294   $ 3,294    $1,129    $1,129
   Equity                                                            5         5         2         2
Securities held-to-maturity
   Fixed maturies                                                   --        --       104       107
Mortgage loans on real estate                                      251       256        85        86
Policy loans                                                       184       198        30        35
Derivative instruments *                                             2         2        --        --
Other investments                                                    3         3        --        --
Cash and invested cash                                              43        43         5         5
Deposit contracts and certain guaranteed interest contracts     (1,807)   (1,771)     (781)     (757)

----------
* Total derivative instruments for 2006 represent reinsurance related embedded derivatives of $2 million recorded as a contra-liability in insurance policy and claim reserves on the Supplemental Balance Sheets.

13. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt instruments for its investment portfolio in private placement transactions. At December 31, 2006, there was $10.1 million of outstanding commitments to acquire debt securities in private placement transactions.

The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

14. SEGMENT INFORMATION

The Company's reporting segments reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. The Company provides products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. The following is a brief description of these segments.

Individual Markets. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Various insurance and investment products are currently marketed to individuals and businesses in the State of New York. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs

Employer Markets. The Employer Markets business provides its products through the Retirement Products segment. Various insurance and investment products are currently marketed to individuals and businesses in the State of New York. Through its Retirement Products segment, which consists of its Defined Contribution and Executive Benefits businesses, Employer Markets provides employer-sponsored variable and fixed annuities, mutual-fund based programs in the 401(k), 403(b), and 457 marketplaces and corporate/bank owned life insurance.

We also have "Other Operations," which includes the financial data for operations that are not directly related to the business segments as well as unallocated items (such as corporate investment income on assets not allocated to our business units, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses).

Financial data by segment is as follows:

                                         PERIOD FROM   PERIOD FROM
                                           APRIL 3      JANUARY 1
                                           THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                            2006           2006          2005           2004
                                        ------------   -----------   ------------   ------------
                                                               (IN MILLIONS)
                                        --------------------------------------------------------
REVENUE:
Segment operating revenue:
   Individual Markets:
      Individual Annuities                  $ 65           $12           $ 53            $55
      Life Insurance                         152            12             48             42
                                            ----           ---           ----            ---
         Individual Markets Total            217            24            101             97
                                            ----           ---           ----            ---
   Employer Markets:
      Retirement Products                     41            --             --             --
      Group Protection                        15             4              6              1
                                            ----           ---           ----            ---
         Employer Markets Total               56             4              6              1
                                            ----           ---           ----            ---
Other Operations                               5             1              4              4
Net realized investment results(1)            (2)           --             (4)            (4)
                                            ----           ---           ----            ---
         Total                              $276           $29           $107            $98
                                            ====           ===           ====            ===

                                         PERIOD FROM   PERIOD FROM
                                           APRIL 3      JANUARY 1
                                           THROUGH       THROUGH      YEAR ENDED     YEAR ENDED
                                        DECEMBER 31,     APRIL 2,    DECEMBER 31,   DECEMBER 31,
                                            2006           2006          2005           2004
                                        ------------   -----------   ------------   ------------
                                                               (IN MILLIONS)
                                        --------------------------------------------------------
NET INCOME:
Segment net income:
   Individual Markets:
      Individual Annuities                   $14            $ 1           $ 4            $ 5
      Life Insurance                          21              2            10              7
                                             ---            ---           ---            ---
         Individual Markets Total             35              3            14             12
                                             ---            ---           ---            ---
   Employer Markets:
      Retirement Products                      2             --            --             --
      Group Protection                         2             --            --             --
                                             ---            ---           ---            ---
         Employer Markets Total                4             --            --             --
                                             ---            ---           ---            ---
Other Operations                               4             --             2              2
Net realized investment results(2)            (1)            --            (3)            (2)
                                             ---            ---           ---            ---
         Net Income                          $42            $ 3           $13            $12
                                             ===            ===           ===            ===

----------
(1) Includes realized losses on investments of $3 million, $4 million and $4 million for 2006, 2005 and 2004, respectively.

(2) Includes realized losses on investments of $2 million, $3 million and $2 million for 2006, 2005 and 2004, respectively.

                             2006     2005
                            ------   ------
                             (IN MILLIONS)
                            ---------------
ASSETS:
   Individual Markets:
      Annuities             $2,512   $  920
      Life Insurance         2,383      491
   Employer Markets:
      Retirement Products    1,284       --
      Group Protection          26        8
      Other Operations          70       69
                            ------   ------
   Total                    $6,275   $1,488
                            ======   ======

15. TRANSACTIONS WITH AFFILIATES

JPLA has entered into service agreements with Jefferson-Pilot Life Insurance Company and certain of its affiliates for personnel and facilities usage, general management services, and investment management services. The Company expensed, prior to deferrals, $17 million from April 3 through December 31, 2006, $4 million from January 1 through April 2, 2006, and $13 million and $9 million during the years ended December 31, 2005 and 2004, for general management and investment services provided by Jefferson-Pilot Life Insurance Company. At December 31, 2006 and 2005, the Company had $5 million and $2 million payable to Jefferson-Pilot Life Insurance Company related to these service contracts. These balances are included in other assets on the supplemental balance sheets.

The Company owns no securities of the Parent or any affiliate of the Parent other than LNC Senior Promissory Note issued during 2006. The Notes are due in 2007 and bear an interest rate of 5.25%. The carrying amount of $6 in reflected in the supplemental balance sheet as of December 31, 2006. Interest income recognized by the Company relating to the preceding assets was insignificant during 2006.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of the Company's general account investments. The management of these investments is priced on an "at cost" basis. The Company paid fees of approximately $1 million to DMH for investment management services for in 2006.

The Company provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC, which resulted in net payments of $20 million in 2006. The Company's related accounts payable to affiliates was $4 million as of December 31, 2006.

The Company cedes business to one affiliated company, LNL. During the fourth quarter of 2004, the Company entered into an additional arrangement with Lincoln National Reinsurance Company (Barbados) Ltd. relating to certain risks for certain universal life policies, which resulted from recent actuarial reserving guidelines. The caption insurance premiums, in the accompanying the Supplemental Statements of Income has been reduced by $6 million for premiums paid on these contracts from April 3 through December 31, 2006. The captions insurance policy and claim reserves and contractholder funds, in the supplemental accompanying balance sheets have been reduced by $9 million as of December 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Lincoln Life & Annuity Company of New York
(formerly known as Jefferson Pilot LifeAmerica Insurance Company)

We have audited the accompanying supplemental balance sheets of Lincoln Life & Annuity Company of New York (formerly known as Jefferson Pilot LifeAmerica Insurance Company) as of December 31, 2006 and 2005, and the related supplemental statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These supplemental financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these supplemental financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The supplemental financial statements give retroactive effect to the merger of Jefferson Pilot LifeAmerica Insurance Company with Lincoln Life & Annuity Company of New York, which occurred on April 2, 2007. Immediately after completion of the merger, Jefferson Pilot LifeAmerica Insurance Company changed its name to Lincoln Life & Annuity Company of New York. The merger has been accounted for in a manner similar to a pooling-of-interests as described in Note 1 to the supplemental financial statements. Generally accepted accounting principles proscribe giving effect to a consummated acquisition accounted for by the pooling-of-interests method in the financial statements that do not include the date of consummation. These supplemental financial statements do not extend through the date of consummation. However, they will become the historical financial statements of Lincoln Life & Annuity Company of New York (formerly known as Jefferson Pilot LifeAmerica Insurance Company) after financial statements covering the date of consummation of the merger are issued.

In our opinion, the supplemental financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York (formerly known as Jefferson Pilot LifeAmerica Insurance Company) at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles applicable after financial statements are issued for a period which includes the date of the consummation of the business combination.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2007

               Lincoln Life & Annuity Variable Annuity Account L

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2006

     Statement of Operations - Year ended December 31, 2006

     Statements of Changes in Net Assets - Years ended December 31, 2006 and
     2005

     Notes to Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for the former Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:


     Balance Sheets - Years ended December 31, 2006 and 2005

     Statements of Income - Years ended December 31, 2006, 2005, and 2004

     Statements of Shareholder's Equity - Years ended December 31, 2006, 2005, and 2004

     Statements of Cash Flows - Years ended December 31, 2006, 2005, and 2004

     Notes to Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     The following financial statements for Jefferson Pilot LifeAmerica Insurance Company are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2006 and 2005

     Statements of Income - For the period from April 3 through December 31,
      2006, for the period from January 1 through April 2, 2006, and for the years ended December 31, 2005 and 2004

     Statements of Shareholder's Equity - For the period from April 3 through
      December 31, 2006, for the period from January 1 through April 2, 2006, and for the years ended December 31, 2005 and 2004

     Statements of Cash Flows - For the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the years ended December 31, 2005 and 2004.

     Notes to Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     The following supplemental financial statements for the new Lincoln Life & Annuity Company of New York (formerly referred to as Jefferson Pilot LifeAmerica Insurance Company) are included in Part B of this Registration
     Statement:

     Balance Sheets - Years ended December 31, 2006 and 2005

     Statements of Income - For the period from April 3 through December 31,
      2006, for the period from January 1 through April 2, 2006, and for the years ended December 31, 2005 and 2004

     Statements of Shareholder's Equity - For the period from April 3 through
      December 31, 2006, for the period from January 1 through April 2, 2006, and for the years ended December 31, 2005 and 2004

     Statements of Cash Flows - For the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the years ended December 31, 2005 and 2004

     Notes to Supplemental Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors of Lincoln Life & Annuity Company of New York authorizing establishment of the Variable Account incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-10805) filed on August 27, 1996.

(2) Not Applicable.

(3) (a) Principal Underwriting Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996.

   (b) Broker-Dealer Sales Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996.

   (c) Form of Principal Underwriting Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-141758) filed on April 11, 2007.

(4)(a) Group Variable Annuity I Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (b) Group Variable Annuity II Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (c) Group Variable Annuity III Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (d) Form of Endorsement to Group Annuity Contract and Certificate incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-10863) filed on May 1, 1998.

   (e) Form of Group Annuity Endorsement to Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-10805) filed on April 29, 1999.

   (f) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16, 2002.

   (g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16, 2002.

   (h) Qualified Individual Retirement Annuity Rider incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-10805) filed on April 6, 2004.

(5) (a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

(6) Certificate of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(7) Not Applicable.

(8) (a) (i) Services Agreement between Delaware Management Holdings, Inc.,
            Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-1A (File No. 2-80741) filed on April 10, 2000.

       (ii) Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

       (iii) Form of Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-04999) filed on April 12, 2006.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:

       (i) American Century

       (ii) Baron Capital Trust

       (iii)(a) Dreyfus Variable Investment Fund and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed September 30, 1996. (Fund Participation Agreement)

       (iii)(b) Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-10805) filed April 16, 2003. (Amendment)

       (iv) Fidelity Variable Insurance Products

       (v) Janus Aspen Series

       (vi) Lincoln Variable Insurance Products Trust

       (vii) Neuberger Berman Advisers Management Trust

       (viii)(a) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996. (Fund Participation Agreement)

       (viii)(b) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 10805) filed on April 16, 2003. (Amendment)

       (ix) Alliance Variable Products Series Fund

       (x) American Funds Insurance Series

       (xi) Delaware VIP Trust

       (xii) DWS (Scudder) Investments VIT Funds Trust

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141755) filed on April 2, 2007.

(10) (a) Consent of Independent Registered Public Accounting Firm.

     (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York.

(11) Not Applicable.

(12) Not Applicable.

(13) Not Applicable.

(14) Not Applicable.

(15) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln Life & Annuity Variable Annuity Account L as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name                                Positions and Offices with Depositor
---------------------------------   ---------------------------------------------------
J. Patrick Barrett                  Director
Chairman and CEO
Carpat Investments
4605 Watergap
Manlius, NY 13104
Jon A. Boscia***                    Director
Charles C. Cornelio*****            Director
Frederick J. Crawford***            Chief Financial Officer and Director
Christine S. Frederick****          Second Vice President and Chief Compliance Officer
Dennis R. Glass***                  President and Director
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen*****                  Director
Barbara S. Kowalczyk***             Director
M. Leanne Lachman                   Director
Lachman Associates LLC
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 600
900 S. Crouse Ave.
Syracuse, NY 13244-2130
Jill S. Ruckelshaus                 Director
1015 Evergreen Point Road
Post Office Box 76
Medina, WA 98039
Robert O. Sheppard*                 Second Vice President and General Counsel
Michael S. Smith***                 Director
Rise' C.M. Taylor**                 Second Vice President and Treasurer
Peter L. Witkewiz**                 Second Vice President and Assistant Treasurer
C. Suzanne Womack***                Secretary
Westley V. Thompson****             Director

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

        ** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

        *** Principal business address is Center Square West Tower, 1500 Market Street, Suite 2900, Philadelphia, PA 19102-2112

       **** Principal business address is 350 Church Street, Hartford, CT 06103

***** Principal business address is 100 N. Greene Street, Greensboro, NC
27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2007 there were 231 owners of group contracts under Account
L. There were 24,931 participants in those group contracts.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Advisors Corporation or Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for: Lincoln Life & Annuity Variable Annuity Account H; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

   (b) (i) Officers and Directors of Lincoln Financial Advisors Corporation:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Robert W. Dineen*           Chief Executive Officer, President and Director
Sanford B. Axelroth*        Senior Vice President
Casey J. Trumble**          Senior Vice President
Frederick J. Crawford**     Director
Dennis R. Glass**           Director
Barbara S. Kowalczyk**      Director
Duane L. Bernt**            Vice President and Treasurer
Patricia A. Daly*           Vice President and General Counsel
Marilyn K. Ondecker***      Secretary
Lucy D. Gase***             Vice President and Assistant Secretary

  * Principal Business address is 2005 Market Street, 34th Floor, Philadelphia, PA 19103

               ** Principal Business address is 1500 Market Street, Suite 3900, Philadelphia, PA 19102

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (ii) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Terrence Mullen*            Chief Executive Officer, President and Director
David M. Kittredge*         Senior Vice President
Duane L. Bernt**            Vice President and Treasurer
Patrick J. Caulfield*       Vice President and Chief Compliance Officer
Frederick J. Crawford**     Director
Dennis R. Glass**           Director
Barbara S. Kowalczyk**      Director
Nancy A. Jordan***          Second Vice President, Chief Financial Officer
                            and Controller
Marilyn K. Ondecker***      Secretary

   * Principal Business address is 2001 Market Street, 4th Floor, Philadelphia, PA 19103

               ** Principal Business address is 1500 Market Street, Suite 3900, Philadelphia, PA 19102

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (Lincoln Life), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Delaware Management Holdings, Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional
      Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 18th day of April, 2007.

      Lincoln Life & Annuity Variable Annuity Account L (Registrant)
      Group Variable Annuity I, II & III
      By:   /s/Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            Second Vice President, Lincoln Life & Annuity Company of
            New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Peter L. Witkewiz
            ------------------------------------
            Peter L. Witkewiz
            Assistant Vice President, Lincoln Life & Annuity Company of
            New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 18, 2007.


Signature                        Title
*                                President and Director
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer and Principal Accounting Offi-
Frederick J. Crawford
                                 cer)
------------------------------
                                 Director
J. Patrick Barrett
*                                Director
------------------------------
Jon A. Boscia
*                                Director
------------------------------
Charles C. Cornelio
*                                Director
------------------------------
George W. Henderson, III
*                                Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
Barbara S. Kowalczyk
*                                Director
------------------------------
Marguerite Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
*                                Director
------------------------------
Jill S. Ruckelshaus
*                                Director
------------------------------
Michael S. Smith
*                                Director
------------------------------
Westley V. Thompson
*By:/s/Kelly D. Clevenger        Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger